Registration Nos. 2-84012
                                                                    811-3752
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC 20549

                              FORM N-1A

                   REGISTRATION STATEMENT UNDER THE
                        SECURITIES ACT OF 1933                    [X]

                   Pre-Effective Amendment No. ____               [ ]

                   Post-Effective Amendment No. 58                [X]

                                and/or

                   REGISTRATION STATEMENT UNDER THE
                    INVESTMENT COMPANY ACT OF 1940                [X]

                           Amendment No. 59                       [X]

                   (Check appropriate box or boxes)

                          THE MANAGERS FUNDS
-----------------------------------------------------------------------------
          (Exact Name of Registrant as Specified in Charter)

            40 Richards Avenue, Norwalk, Connecticut 06854
-----------------------------------------------------------------------------
               (Address of Principal Executive Offices)

                      Donald S. Rumery, Secretary
                           The Managers Funds
                           40 Richards Avenue
                            Norwalk, CT 06854

                  Copy To:  Philip Newman, Esq., P.C.
                           Goodwin Procter LLP
                              Exchange Place
                             Boston, MA 02110
-----------------------------------------------------------------------------
                 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to     [ ] On (date) pursuant
     paragraph (b)                              to paragraph (b)


[X] 60 days after filing pursuant to        [ ] On (date) pursuant
     paragraph (a)(1)                           to paragraph (a)(1)


[ ] 75 days after filing pursuant to        [ ] On (date) pursuant to
    paragraph (a)(2) of Rule 485                paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

	    THE MANAGERS FUNDS
	    ------------------

		VALUE FUND
	CAPITAL APPRECIATION FUND
	    SMALL COMPANY FUND
	   SPECIAL EQUITY FUND
	INTERNATIONAL EQUITY FUND
	 EMERGING MARKETS EQUITY
	       BOND FUND
	    GLOBAL BOND FUND

		PROSPECTUS
	    Dated May 1, 2004





	Access to Excellence


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FOUNDED IN 1983, THE MANAGERS FUNDS OFFER INDIVIDUAL AND
INSTITUTIONAL INVESTORS THE EXPERIENCE AND DISCIPLINE OF SOME OF
THE WORLD'S MOST HIGHLY REGARDED INVESTMENT PROFESSIONALS.

		RISK/RETURN SUMMARY
		 KEY INFORMATION
		-------------------

This Prospectus contains important information for anyone interested in investing in Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund or Managers Global Bond Fund (each a "Fund" and collectively the "Funds"), each a series of The Managers Funds a mutual fund family. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk
Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.


Fund		Goal			Principal Strategies		Principal Risk Factors
----		----			--------------------		----------------------
Value Fund	Long-term capital 	Invests principally in common	Economic Risk
		appreciation from 	and preferred stocks of medium	Intelligence Risk
		equity securities; 	and large U.S. companies	Market Risk
		income is the 						Mid-Capitalization
		secondary objective	Seeks undervalued investments	 Stock Risk
									Price Risk
									Sector Risk
----		----			--------------------		----------------------
Capital		Long-term capital	Invests principally in common	Economic Risk
Appreciation	appreciation from 	and preferred stocks of medium	Intelligence Risk
Fund		equity securities; 	and large U.S. companies	Market Risk
		income is the secondary					Mid-Capitalization
		objective		Seeks investments in companies	 Stock Risk
					with the potential for long-	Price Risk
					term growth of earnings and/or 	Sector Risk
					cash flow as well as companies
					expected to exhibit rapid growth
					over shorter periods
----		----			--------------------		----------------------
Small Company 	Long-term capital	Invests principally in common	Intelligence Risk
Fund		appreciation from 	and preferred stocks of small	Liquidity Risk
		equity securities of 	companies			Market Risk
		small companies						Price Risk
					Invests at least 80% of its	Small-Capitalization
					assets in small companies	 Stock Risk

					Seeks investments with the
					potential for capital
					appreciation as a result of
					earnings growth or improvements
					in equity valuation
----		----			--------------------		----------------------
Special Equity 	Long-term capital 	Invests principally in common	Intelligence Risk
Fund		appreciation from 	and preferred stocks of small	Liquidity Risk
		equity securities of 	and medium companies		Market Risk
		small- and medium-					Mid-Capitalization
		capitalization 		Invests at least 80% of its	 Stock Risk
		companies		assets in equity securities, 	Price Risk
					i.e., common and preferred 	Small-Capitalization
					stocks				 Stock Risk

					Seeks investments with the
					potential for capital
					appreciation as a result of
					earnings growth or improvements
					in equity valuation
----		----			--------------------		----------------------



Fund		Goal			Principal Strategies		Principal Risk Factors
----		----			--------------------		----------------------
International 	Long-term capital	Invests principally in common	Currency Risk
Equity Fund	appreciation from 	and preferred stocks of non-	Economic Risk
		foreign equity 		U.S. companies			Foreign Securities Risk
		securities; income 					Intelligence Risk
		is the secondary 	Invests at least 80% of its	Liquidity Risk
		objective		assets in equity securities, 	Market Risk
					i.e., common and preferred 	Mid-Capitalization
					stocks				 Stock Risk
									Political Risk
					Seeks to achieve returns from 	Small-Capitalization
					capital appreciation due to 	 Stock Risk
					improvements in equity
					valuation and earnings growth
----		----			--------------------		----------------------
Emerging 	Long-term capital	Invests 80 % of its assets	Currency Risk
Markets 	appreciation from	in common and preferred stocks	Economic Risk
Equity Fund	emerging market equity	of companies in emerging	Emerging Markets Risk
		securities		market and developing 		Foreign Securities Risk
					countries			Intelligence Risk
									Liquidity Risk
					Seeks to achieve returns from 	Market Risk
					capital appreciation due to 	Mid-Capitalization
					improvements in equity 		Stock Risk
					valuation and earnings growth	Political Risk
									Small-Capitalization
									 Stock Risk
----		----			--------------------		----------------------
Bond Fund	High current income by 	Invests principally in 		Credit Risk
		investing primarily in 	investment grade debt 		Economic Risk
		fixed-income securities	securities of any maturity 	Intelligence Risk
									Interest Rate Risk
					Invests at least 80% of its 	Liquidity Risk
					assets in debt securities

					Seeks to achieve incremental
					return through analysis of
					relative credit and valuation
					of debt securities
----		----			--------------------		----------------------
Global Bond 	High total return, both Invests principally in high 	Credit Risk
Fund		through income and 	quality debt securities of 	Currency Risk
		capital appreciation, 	government, corporate and	Economic Risk
		by investing primarily 	supranational organizations	Emerging Market Risk
		in domestic and foreign of any maturity			Foreign Securities
		fixed-income securities					 Risk
					Invests at least 80% of its 	Intelligence Risk
					assets in debt securities	Interest Rate Risk
									Liquidity Risk
					Seeks to achieve incremental 	Non-Diversified
					return through credit analysis 	 Fund Risk
					and anticipation of changes in 	Political Risk
					interest rates within and
					among various countries
----		----			--------------------		----------------------




Principal Risk Factors
----------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Funds.

Credit Risk	The likelihood that a debtor will be unable to
		pay interest or principal payments as planned is typically referred to as default risk.
		Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody's Investors Services, Inc. and Standard &
		Poor's Corporation. Even if the likelihood of default is remote, changes in the perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk. Bonds rated below investment grade (BB/Bb or lower) are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.
		Bonds rated BBB/Baa, although investment grade, may have speculative characteristics as well.

Currency Risk	The value of foreign securities in an
		investor's home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk	The prevailing economic environment is
		important to the health of all businesses.
		However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets Investments in emerging markets securities
Risk		involve all of the risks of investments in
		foreign securities (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Foreign 	Investments in securities of foreign
Securities	issuers, whether directly or indirectly in the
Risk		form of American Depositary Receipts or similar
		instruments involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries.
		Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility.
		In addition, just as foreign markets may respond to events differently from U.S.
		markets, foreign securities can perform
		differently from U.S. securities.

Inflation Risk	Inflation risk is the risk that the price of an
		asset, or the income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

Intelligence 	Intelligence risk is a term created by The
Risk		Managers Funds LLC to describe the risks taken
		by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Interest Rate 	Changes in interest rates can impact bond
Risk		prices in several ways.  As interest rates
		rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk.

		Duration is the weighted average time
		(typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate such bond or portfolio's interest rate sensitivity.

Liquidity Risk	This is the risk that the Fund cannot sell a
		security at a reasonable price within a
		reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get.
		However, estimating the liquidity of securities during market upheavals is very difficult.

Market Risk	Market risk is also called systematic risk.  It
		typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S.
		markets and may move in different directions.

Mid-
Capitalization 	Mid-capitalization companies often have
Stock Risk	greater price volatility, lower trading volume
		and less liquidity than larger, more
		established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversified A Fund which is "non-diversified" can invest
Fund Risk	more of its assets in a single issuer than that
		of a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Political Risk	Changes in the political status of any country
		can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Price Risk	As investors perceive and forecast good
		business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Sector Risk	Companies that are in similar businesses may be
		similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. Although a Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector.
		To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-
Capitalization 	Small-capitalization companies often have
Stock Risk	greater price volatility, lower trading volume
		and less liquidity than larger, more
		established companies.  These
		companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

		PERFORMANCE SUMMARY
		-------------------
The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since the Fund's inception). Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

	Annual Total Returns - Last Ten Calendar Years
			Managers Value Fund
	----------------------------------------------
		[To be updated by amendment]

		Best Quarter:
		Worst Quarter:

	Annual Total Returns - Last Ten Calendar Years
		Managers Capital Appreciation Fund
	----------------------------------------------
		[To be updated by amendment]


		Best Quarter:
		Worst Quarter:

			Annual Total Returns
		Managers Small Company Fund
	----------------------------------------------
		[To be updated by amendment]



			Best Quarter:
			Worst Quarter:


	Annual Total Returns - Last Ten Calendar Years
		Managers Special Equity Fund
	----------------------------------------------
		[To be updated by amendment]



	Best Quarter:  35.9% (4th Quarter 1999)
	Worst Quarter:  -23.7%  (3rd Quarter 2001)

	Annual Total Returns - Last Ten Calendar Years
		Managers International Equity Fund
	----------------------------------------------

		[To be updated by amendment]



			Best Quarter:
			Worst Quarter:

		Annual Total Returns
	Managers Emerging Markets Equity Fund
	----------------------------------------------

		[To be updated by amendment]


			Best Quarter:
			Worst Quarter:

	Annual Total Returns - Last Ten Calendar Years
		Managers Bond Fund
	----------------------------------------------
		[To be updated by amendment]



		Best Quarter:
		Worst Quarter:



		Annual Total Returns
		Managers Global Bond Fund
		-------------------------
		[To be updated by amendment]



		Best Quarter:
		Worst Quarter:

The following table illustrates the risks of investing in the Fund by showing how each Fund's performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of the indexes is included in Appendix A. As always, the past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

		Average Annual Total Returns (1)
			(as of 12/31/03)
		--------------------------------
		  [To be updated by amendment]


						   Since	Inception
			1 Year	5 Years	10 Years   Inception	Date
			------	-------	--------   ---------	---------
Value Fund							10/31/84
  Return Before Taxes
  Return After Taxes on
   Distributions
  Return After Taxes on
   Distributions and
   Sale of Fund Shares
 S&P 500 Index
  (before taxes)

Capital Appreciation
 Fund								 6/1/84
  Return Before Taxes
  Return After Taxes on
   Distributions
  Return After Taxes on
   Distributions and
   Sale of Fund Shares
  S&P 500 Index
   (before taxes)

Small Company Fund						 6/19/00
  Return Before Taxes
  Return After Taxes on
   Distributions
  Return After Taxes on
   Distributions and
   Sale of Fund Shares
 Russell 2000 Index
  (before taxes)

Special Equity Fund						 6/1/84
  Return Before Taxes
  Return After Taxes on
   Distributions
  Return After Taxes on
   Distributions and
   Sale of Fund Shares
 Russell 2000 Index
  (before taxes)

International Equity
 Fund								12/31/85
  Return Before Taxes
  Return After Taxes on
   Distributions
  Return After Taxes on
   Distributions and
   Sale of Fund Shares
  MSCI EAFE Index
   (before taxes)

Emerging Markets Equity
 Fund								 2/9/98
  Return Before Taxes
  Return After Taxes on
   Distributions
  Return After Taxes on
   Distributions and
   Sale of Fund Shares
 MSCI Emerging Markets Free
  Index(b)(before taxes) -6.00%	 -4.58%  1.31%	    -4.38%




						   Since	Inception
			1 Year	5 Years	10 Years   Inception	Date
			------	-------	--------   ---------	---------
Bond Fund							6/1/84
  Return Before Taxes
  Return After Taxes on
   Distributions
  Return After Taxes on
   Distributions and
   Sale of Fund Shares
 Lehman Bros. Govt/Credit
  Index (before taxes)

Global Bond Fund						3/25/94
  Return Before Taxes
  Return After Taxes on
   Distributions
  Return After Taxes on
   Distributions and
   Sale of Fund Shares
 Salomon World Govt Bond
  Index (before taxes)


(a) Reflects no deduction for fees, expenses or taxes.
(b) Net dividends are reinvested.
(c) Gross dividends are reinvested.

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Total Return is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

			FEES AND EXPENSES
			-----------------
This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.




Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)			None
Maximum Deferred Sales Charge (Load)			None
Maximum Sales Charge (Load) Imposed on Reinvested
	Dividends and Other Distributions		None
Redemption Fee (Global Bond Fund)*		   	1%
Redemption Fee (Emerging Markets Equity Fund and
 International Equity Fund) *		   		2%

*Applies to redemptions occurring within 60 days of purchase.
See "Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)



								 Total Annual	Fee Waiver
			Management 	Distribution	Other	 Fund Operating	and/or Expense	Net
			Fees		(12-b1) Fees	Expenses Expenses	Reimbursement	Expenses
			----------	------------	-------- ------------	--------------	--------
Value Fund (1)
Capital Appreciation
  Fund (1)
Small Company Fund (2)
Special Equity Fund (1)
International Equity
  Fund (1)
Emerging Markets
  Equity Fund (2)
Bond Fund (2)
Global Bond Fund (1)






(1) Certain Funds have entered into arrangements with unaffiliated broker-dealers to pay a portion of such Funds' expenses. In addition, all the Funds may receive credits against their custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the following Funds incurred actual "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2003 in amounts less than the amounts shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2003 for the Funds were as follows: Value Fund - ___%, Capital Appreciation Fund - ___%, Special Equity Fund - ___%, International Equity Fund - ___% and Global Bond Fund - ___% .

(2) The Managers Funds LLC has contractually agreed, through at least May 1, 2005, to limit "Total Annual Fund Operating
Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 1.45% subject to later reimbursement by the Fund in certain circumstances. See "The Managers Funds."

 (3) The Managers Funds LLC has contractually agreed, through at least May 1, 2005, to limit "Total Annual Fund Operating
Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 1.99% subject to later reimbursement by the Fund in certain circumstances. See "The Managers Funds."

 (4) The Managers Funds LLC has contractually agreed, through at least May 1, 2005, to limit "Total Annual Fund Operating
Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 0.99% subject to later reimbursement by the Fund in certain circumstances. See "The Managers Funds."

Example
-------
This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


				1 Year	3 Years	5 Years	10 Years
                        	------  ------- ------- --------
Value Fund
Capital Appreciation Fund
Small Company Fund
Special Equity Fund
International Equity Fund
Emerging Markets Equity Fund
Bond Fund
Global Bond Fund




The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

		SUMMARY OF THE FUNDS
		====================

		THE MANAGERS FUNDS
		------------------
The Managers Funds is a mutual fund family comprised of different
Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 60 days of any such changes. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Funds' distributor. MDI receives no compensation from the Funds for its services as distributor.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

VALUE FUND
==========

FUND FACTS
------------------------------------------------------------------
Objective:		Long-term capital appreciation; income is the
			secondary objective

Investment Focus:	Equity securities of medium and large U.S.
			companies

Benchmark:		S&P 500 Index

Ticker:			MGIEX



Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
 Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a dividend yield oriented value approach whereby it principally selects securities from among those that yield more than the S&P 500 Index. The other asset manager invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies. It examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price to earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?
-----------------------------
This Fund may be suitable if you:
* Are seeking an opportunity for additional returns through medium- to large-capitalization equities in your investment portfolio

* Are willing to accept a moderate risk investment

* Have an investment time horizon of five years or more

This Fund may not be suitable if you:

* Are seeking stability of principal

* Are investing with a shorter time horizon in mind

* Are uncomfortable with stock market risk



		PORTFOLIO MANAGEMENT OF THE FUND
		--------------------------------
Armstrong Shaw Associates Inc. ("Armstrong Shaw") and Osprey
Partners Investment Management, LLC ("Osprey Partners") each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 45 Grove Street, New Canaan, Connecticut, was founded in 1984. As of December 31, 2003 Armstrong Shaw had assets under management of approximately $474.7 million. Jeffrey Shaw is the lead portfolio manager for the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Osprey Partners has managed a portion of the Fund since September 2001. Osprey Partners, located at 1040 Broad Street, Shrewsbury, New Jersey, was founded in 1998. As of December 31, 2003, Osprey Partners had assets under management of approximately $3.1 billion. John W. Liang is the lead portfolio manager for the portion of the Fund managed by Osprey Partners. He is a Managing Partner and the Chief Investment Officer and has been employed by the firm since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.75% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Armstrong Shaw and Osprey Partners.

CAPITAL APPRECIATION FUND
=========================

FUND FACTS
------------------------------------------------------------------
Objective:		Long-term capital appreciation; income is the
			secondary objective

Investment Focus:	Equity securities of medium and large U.S.
			companies

Benchmark:		S&P 500 Index

Ticker:			MGCAX


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.
Principal Investment Strategies
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index.

The Fund's assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Both asset managers emphasize a growth approach to investing, that is, each selects stocks of companies that it believes can generate strong growth in earnings and/or cash flow. One asset manager is typically, though not exclusively, attempting to identify companies expected to exhibit explosive earnings growth in the near term. The other asset manager is typically, though not exclusively, attempting to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over longer periods. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. One asset manager expects to generate returns almost exclusively from capital appreciation due to earnings growth, while the other manager expects to generate returns from capital appreciation due to both earnings growth and an improvement in the market's valuation of that stock. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?
-----------------------------
This Fund may be suitable if you:
* Are seeking an opportunity for some additional returns through medium- to large-capitalization equities in your investment portfolio

* Are willing to accept a higher degree of risk for the opportunity of higher potential returns

* Have an investment time horizon of five years or more

This Fund may not be suitable if you:

* Are seeking stability of principal

* Are investing with a shorter time horizon in mind

* Are uncomfortable with stock market risk

		PORTFOLIO MANAGEMENT OF THE FUND
		--------------------------------
Essex Investment Management Company, LLC ("Essex") and Bramwell
Capital Management, Inc. ("Bramwell") each manage a portion of the Fund.

Essex has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2003, Essex had assets under management of approximately $5.9 billion. Stephen D. Cutler and Malcolm MacColl are the portfolio managers for the portion of the Fund managed by Essex. Mr. Cutler is the President of, and a portfolio manager for, Essex, positions he has held since 1989. Mr. MacColl has been a portfolio manager for Essex since 1994.

Bramwell has managed a portion of the Fund since June 2003.
Bramwell, located at 745 Fifth Avenue, New York, New York, was founded in 1994. As of December 31, 2003, Bramwell had assets under management of approximately $907 million.

Elizabeth Bramwell is the portfolio manager for the portion of the Fund managed by Essex. She has been the President of, and a portfolio manager for, Bramwell, since 1994.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.80% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Essex and Bramwell.

SMALL COMPANY FUND
==================

FUND FACTS
------------------------------------------------------------------
Objective:		Long-term capital appreciation

Investment Focus:	Equity securities of small companies

Benchmark:		Russell 2000 Index

Ticker:			MSCFX


Objective
---------
The Fund's objective is to achieve long-term capital appreciation by investing in equity securities of small companies.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies with the potential for long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small companies. This policy may not be changed without providing shareholders 60 days' notice. The term "small companies" refers to companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index. The Fund may retain securities that it already has purchased even if the specific company outgrows the Fund's capitalization limits.

The Fund's assets currently are managed by a single asset manager. The asset manager focuses exclusively on stocks of small companies whose businesses are expanding. The asset manager seeks to identify companies expected to exhibit rapid earnings growth while the other asset manager seeks to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?
-----------------------------
This Fund may be suitable if you:

* Are seeking an opportunity for additional returns through small company equities in your investment portfolio
* Are willing to accept a higher degree of risk for the opportunity of higher potential returns

* Have an investment time horizon of five years or more

This Fund may not be suitable if you:

* Are seeking stability of principal

* Are investing with a shorter time horizon in mind

* Are uncomfortable with stock market risk

* Are seeking current income



		PORTFOLIO MANAGEMENT OF THE FUND
		--------------------------------

Kalmar Investment Advisers ("Kalmar") manages the entire Fund and has managed at least a portion of the Fund since the Fund's inception.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware, is a Delaware Business Trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2003, the two Kalmar organizations had assets under management totaling approximately $1.2 billion in small company stocks.
Ford B. Draper, Jr. leads the eight-person research/portfolio management team for the portion of the Fund managed by Kalmar. Mr. Draper is the President and Chief Investment Officer of Kalmar, a position he has held since 1982. Kalmar is 100% employee owned.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds
LLC, in turn, pays a portion of this fee to Kalmar.

The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least May 1, 2005, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.45% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.45% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

SPECIAL EQUITY FUND
===================

FUND FACTS
-----------------------------------------------------------------
Objective:		Long-term capital appreciation

Investment Focus:	Equity securities of small- and medium-sized
			U.S. companies

Benchmark:		Russell 2000 Index

Ticker:			MGSEX

Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations that are within the range of capitalizations of companies
represented in the Russell 2000 Index.    Under normal
circumstances, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days' notice. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The Fund's assets are currently allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset managers believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell a security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?
-----------------------------
This Fund may be suitable if you:

* Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

* Are willing to accept a higher degree of risk for the opportunity of higher potential returns

* Have an investment time horizon of five years or more

This Fund may not be suitable if you:

* Are seeking stability of principal

* Are investing with a shorter time horizon in mind

* Are uncomfortable with stock market risk

* Are seeking current income


		PORTFOLIO MANAGEMENT OF THE FUND
		--------------------------------
Donald Smith & Co., Inc. ("Donald Smith"), Kern Capital
Management LLC ("Kern"), Essex Investment Management Company, LLC
("Essex"), Skyline Asset Management, L.P. ("Skyline") and
Westport Asset Management, Inc. ("Westport") each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at East 80, Route 4, Paramus, New Jersey. As of December 31, 2003, Donald Smith had approximately $1.7 billion in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President and a portfolio manager for Donald Smith since 1983.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2003, Kern had assets under management of approximately $1.8 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm's formation. Prior to that time, he was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Essex has managed a portion of the Fund since December 2003. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2003, Essex had assets under management of approximately $5.9 billion. Craig Lewis is the portfolio manager of the portion of the assets managed by Essex. He is a Principal of, and a portfolio manager for, Essex, positions he has held with Essex since May 2002. Mr. Lewis was a Senior Vice President of, and a portfolio manager for, Putnam Investments, from 1998 to 2002.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2003, Skyline had assets under management of approximately $1.6 billion. William M. Dutton and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline. Mr. Dutton is the Managing Partner [and a portfolio manager] of Skyline and has held such positions with the firm since [the firm's formation].

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2003, Westport had assets under management of approximately $[___] billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of Westport and has acted in those capacities for the firm since its formation. Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport and has acted in those capacities for the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Donald Smith, Kern, Essex, Skyline and Westport.

INTERNATIONAL EQUITY FUND
=========================

FUND FACTS
-------------------------------------------------------------------
Objective:		Long-term capital appreciation; income is the
secondary objective

Investment Focus:	Equity securities of non-U.S. companies

Benchmark:		MSCI EAFE Index

Ticker:			MGITX



Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days' notice.

The Fund's assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value. The asset manager uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes. Another asset manager generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the asset manager may identify broad-based, demographic trends, such as an increase in the average age of a region's population, that may make investments in particular companies or industries particularly attractive. The third asset manager utilizes a growth approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings. Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if an asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?
-----------------------------
This Fund may be suitable if you:

* Are seeking an opportunity for additional returns through international equities in your investment portfolio

* Are willing to accept a moderate risk investment

* Have an investment time horizon of five years or more

This Fund may not be suitable if you:

* Are seeking stability of principal

* Are investing with a shorter time horizon in mind

*Are uncomfortable with stock market risk

* Are seeking current income


		PORTFOLIO MANAGEMENT OF THE FUND
		--------------------------------

Lazard Asset Management, LLC ("Lazard"), Bernstein Investment
Research and Management ("Bernstein") and Mastholm Asset
Management, L.L.C. ("Mastholm") each manage a portion of the Fund.

Lazard, has managed a portion of the Fund since September 2003. Lazard, located at 30 Rockefeller Plaza, New York, New York, was founded in [___]. As of December 31, 2003, Lazard had assets under management in excess of $69.1 billion. William E. Holzer is the portfolio manager for the portion of the Fund managed by Lazard. He is a Director of, and a portfolio manager for, Lazard, positions he has held with the firm since August 2003. He was a Managing Director of, and a portfolio manager for, Deutsche Investment Management Americas, Inc. ("Deutsche"), from 1980 to 2003. From December 1989 until August 2003, Mr. Holzer was responsible in his capacity as a portfolio manager for Deutsche for managing the portion of the Fund's assets allocated to Deutsche.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York, New York, is a unit of Alliance Capital Management L.P. which was first organized in 1962. As of December 31, 2003, Alliance Capital Management L.P. had approximately $474.7 billion in assets under management. Andrew S. Adelson is the portfolio manager for the Fund. He is the Chief Investment Officer of Global Value Equities. Mr. Adelson has been with Bernstein since 1980.

Mastholm has managed a portion of the Fund since March 2000. Mastholm, located at 10500 N.E. 8th Street, Bellevue, Washington, was founded in 1997. As of December 31, 2003, Mastholm had assets under management of approximately $3.8 billion. Mastholm uses a team approach to manage its portion of the Fund. The team is headed by Theodore J. Tyson, and includes Joseph Jordan and Douglas Allen. Mr. Tyson is a Managing Director of Mastholm, a position that he has held since 1997. Prior to joining the firm, he was Vice President and Portfolio Manager of Investors Research Corporation since 1989. Mr. Jordan is a Director and Portfolio Manager of Mastholm, a position he has held since 1997. Prior to joining the firm, he was an International Investment Analyst at Investors Research Corporation since 1992. Mr. Allen is a Director and Portfolio Manager of Mastholm, a position that he has held since 1999. Prior to joining the firm, he was an International Investment Analyst for American Century Investment Management since 1995.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Lazard, Bernstein and Mastholm.

EMERGING MARKETS EQUITY FUND
============================

FUND FACTS
------------------------------------------------------------------
Objective:		Long-term capital appreciation

Investment Focus:	Equity securities of emerging market or
developing countries

Benchmark:		MSCI Emerging Markets Free Index

Ticker:			MEMEX


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East; this policy may not be changed without providing shareholders 60 days' notice. The Fund may invest in companies of any size.

Currently, the asset manager of the Fund seeks to keep the Fund diversified across a variety of markets, countries and regions. In addition, within these guidelines, it selects stocks that it believes can generate and maintain strong earnings growth.
First, the asset manager assesses the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio. The asset manager then seeks to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential or if the political, economic or financial health of the country changes.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and increase your tax liability.

Should I Invest in this Fund?
-----------------------------
This Fund may be suitable if you:

*Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

*Have an investment time horizon of seven years or more

This Fund may not be suitable if you:

* Are seeking a conservative risk investment
*Are investing with a shorter time horizon in mind
*Are seeking stability of principal or current income


PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Rexiter Capital Management Limited ("Rexiter") manages the Fund.
Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund's inception, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James's Square, London, England, was founded in 1997. As of December 31, 2003, Rexiter had assets under management of approximately $875 million. Kenneth King and Murray Davey are the portfolio managers for the Fund. Mr. King is the Chief Investment Officer of Rexiter, a position he has
held since the firm's formation.   Prior to joining the firm, he
was the head of Emerging Markets at Kleinwort Benson Investment since 1992. Mr. Davey is a Senior Portfolio Manager of Rexiter, a position he has held since the firm's formation. Prior to joining the firm, he was a Senior Investment Manager at State Street Global Advisors United Kingdom Limited since 1997. From 1986 to 1997, he was a Director and a Portfolio Manager at Kleinwort Benson Investment Management Limited.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 1.15% of the average daily net assets of the Fund. The Managers Funds
LLC, in turn, pays a portion of this fee to Rexiter.

The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least May 1, 2005, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.99% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.99% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

BOND FUND
=========

FUND FACTS
-------------------------------------------------------------------
Objective:		High current income

Investment Focus:	Fixed-income securities

Benchmark:		Lehman Bros. Govt/Credit Index

Ticker:			MGFIX



Objective
---------
The Fund's objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related and other asset-backed securities and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments. Under normal circumstances, the Fund invests at least 80% of its assets in debt securities; this policy may not be changed without providing shareholders 60 days' notice.

In deciding which securities to buy and sell, the asset manager will consider, among other things, the financial strength of the issuer of the security, current interest rates, the asset manager's expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with the asset manager's expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, the asset manager generally seeks fixed-income securities of issuers whose credit profiles the asset manager believes are improving. Second, the Fund makes significant use of securities whose price changes may not have a direct correlation with changes in interest rates. The asset manager believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in this type of securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the asset manager analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that the asset manager believes may produce attractive returns for the Fund in comparison to their risk.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and increase your tax liability.

The asset manager generally prefers securities that are protected against calls (early redemption by the issuer).

Should I Invest in this Fund?
-----------------------------
This Fund may be suitable if you:

* Are seeking an opportunity for additional fixed-income returns in your investment portfolio

* Are willing to accept a moderate risk investment

* Have an investment time horizon of four years or more

This Fund may not be suitable if you:

*Are seeking stability of principal

* Are seeking a conservative risk investment


PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") manages the entire Fund and has managed at least a portion of the Fund since
May 1984.

Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2003, Loomis, Sayles had assets under management of approximately $53.7 billion. Daniel J. Fuss is the portfolio manager for the Fund. He is a Managing Director of Loomis, Sayles, a position he has held since 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.625% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least May 1, 2005, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 0.99% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 0.99% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

GLOBAL BOND FUND
================

FUND FACTS
----------
Objective:		Income and capital appreciation

Investment Focus:	High quality foreign and domestic fixed-income
securities

Benchmark:		Lehman Brothers Global Aggregate Index

Ticker:			MGGBX

			GLOBAL BOND FUND

Objective
---------
The Fund's objective is to achieve income and capital appreciation through a portfolio of high quality foreign and domestic fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in high quality U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, supranational organizations such as the World Bank and the United Nations.
High quality debt securities are rated at least in the AA/Aa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Under normal circumstances, the Fund invests at least 80% of its assets in debt securities; this policy may not be changed without providing shareholders 60 days' notice. The Fund may hold instruments denominated in any currency and may invest in companies in
emerging markets.    The Fund is "non-diversified," which means
that it may invest more of its assets in the securities of a single issuer than a diversified fund.

The Fund's assets currently are managed by a single asset manager. The asset manager primarily selects investments with the goal of enhancing the Fund's overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. The asset manager may utilize forward foreign currency contracts in order to adjust the Fund's allocation in foreign currencies.

The asset manager does not manage this Fund to maintain any given average duration. This gives the manager flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund's average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest risk than the benchmark. A security is typically sold if the asset manager believes the security is overvalued based on its credit, country or duration.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and increase your tax liability.

Should I Invest in this Fund?
-----------------------------
This Fund may be suitable if you:

* Are seeking an opportunity for additional global fixed-income returns in your investment portfolio

* Are willing to accept a moderate risk investment

* Have an investment time horizon of three years or more

This Fund may not be suitable if you:

* Are seeking stability of principal

* Are investing with a shorter time horizon in mind

* Are uncomfortable with currency and political risk


		PORTFOLIO MANAGEMENT OF THE FUND
		--------------------------------
Loomis, Sayles & Company, L.P. ("Loomis, Sayles") has managed the entire Fund since March 2002. Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2003, Loomis, Sayles had assets under management of approximately $53.7 billion. Kenneth M. Buntrock and David W. Rolley are the portfolio managers for the Fund. Both Mr. Buntrock and Mr. Rolley are both Vice Presidents of, and Portfolio Managers for, Loomis, Sayles. Mr. Buntrock joined Loomis, Sayles in 1997. Mr. Rolley joined Loomis, Sayles in 1994.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.70% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.




MANAGERSCHOICE(r)
=================

ManagersChoice(r) Program
-------------------------
ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in The Managers Funds family of mutual funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersfunds.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

ADDITIONAL PRACTICES/RISKS
--------------------------

	OTHER SECURITIES AND INVESTMENT PRACTICES
	-----------------------------------------

The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities- Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements- Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities- Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of International Equity Fund, Emerging Markets Equity Fund or Global Bond Fund, for which these risks are principal risks discussed in the Risk/Return Summary. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure- Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of the Funds' shares.

Initial Public Offerings - Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives- Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

High-Yield Bonds- Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as "junk bonds". High-yield bonds are debt securities rated below BBB by Standard & Poor's Corporation or Baa3 by Moody's Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:



* the risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds;
and

* issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.


When-Issued Securities- Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds- Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.

		A FEW WORDS ABOUT RISK
		----------------------
In the normal course of everyday life, each of us takes risk.
What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.
* Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;
* Everybody's perception of reward is different;
and
* High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks.
This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

Principal Risk Factors in the Risk/Return Summary detail the principal risks of investing in the Funds. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

Prepayment Risk
---------------
Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Reinvestment Risk
-----------------
As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.


Specific Risk
-------------
This is the risk that any particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

An extension of specific risk is Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.



ABOUT YOUR INVESTMENT
=====================

		    FINANCIAL HIGHLIGHTS
		[To be updated by amendment]

			YOUR ACCOUNT
			------------
As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. A fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also receive that day's offering price provided the orders the processing organization transmits to the Fund were accepted by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

On behalf of Managers International Equity Fund and Managers Emerging Markets Fund, the Manager monitors intervening events that may affect the value of securities held in each Fund's portfolio and, in accordance with procedures adopted by the Funds' Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect fair value as of the time each Fund's NAV is calculated.

Share Classes of Special Equity Fund and International Equity Fund
------------------------------------------------------------------
In addition to the class of shares offered by this prospectus, Special Equity Fund and International Equity Fund each also has Institutional Class shares, which are designed for institutional investors. Institutional Class shares are not available through this prospectus. Although they represent investments in the same portfolio of securities, each of the Fund's classes of shares has different expenses and will likely have different share prices.

The Fund's Institutional Class shares are designed to have lower operating expenses than the class of Fund shares offered by this prospectus, but Institutional Class shares do have higher investment minimums.

Call (800) 835-3879 for more information about the Fund's
Institutional Class shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.


Minimum Investments in the Funds
--------------------------------
Cash investments in the Funds must be in U.S. dollars. Third-party checks and "starter" checks will not be accepted for the initial investment in the Funds or for any additional investment amounts.

The following table provides the minimum initial and additional investments in any Fund directly or through ManagersChoice:


			Managers Funds			ManagersChoice
			--------------			--------------
			Initial	   Additional		Initial     Additional
		      Investment   Investment	      Investment    Investment
Regular Accounts	$2,000	      $100		$50,000		$500
Traditional IRA		 1,000	      $100		$50,000		$500
ROTH IRA		 1,000	      $100		$50,000		$500
Education Savings	 1,000	      $100		$50,000		$500
Account
SEP IRA			 1,000	      $100		$50,000		$500
SIMPLE IRA		 1,000	      $100		$50,000		$500





The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time. Additionally, the Funds or the Distributor may, in their discretion, request reimbursement from shareholder accounts that are involved in excessive trading.  The costs to be borne by
shareholders deemed to be involved in excessive trading by the Funds or the Distributor include, but are not limited to: 1) bank wire fees incurred by the Funds in order to facilitate the transfer of shareholder purchases and redemptions, and 2) sub-transfer agent recordkeeping fees associated with excessive trading.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions.
The account must be used to pay qualified educational expenses
(Also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

		HOW TO PURCHASE SHARES
		---------------------
You may purchase shares of the Funds once you have established an account with The Managers Funds (the "Trust"). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.



	Managers Funds                              ManagersChoice
	--------------				    --------------
By Mail
-------
   * To open your account, complete           * To open your account, complete
     and sign the account application           and sign the account application
     and make your check payable to             and make your check payable to
     The Managers Funds.  Mail the              The Managers Funds.  Mail the
     check and account application to:          check and account application
                                                to:

     The Managers Funds                         The Managers Funds
     c/o BFDS, Inc.                             c/o PFPC Brokerage
     P.O. Box 8517                                Services, Inc.
     Boston, MA  02266-8517                     P.O. Box 9847
                                                Pawtucket, RI 02940-8047

   * To purchase additional shares,           * To purchase additional shares,
     write a letter of instruction (or          write a letter of instruction (or
     complete your investment stub).            complete your investment stub).
     Send a check and investment stub           Send a check and investment stub
     or written instructions to the             or written instructions to the
     above address.  Please include             above address.  Please include
     your account number and Fund name          your account number and
     on your check.                             Portfolio name on your check.


By Telephone
------------
 * After establishing this option on          * After establishing this option on
   your account, call the Fund at               your account, call a client
   (800) 252-0682.  The minimum                 service representative at (800)
   additional investment is $100.               358-7668.  The minimum additional
                                                investment is $500.

By Wire
-------
 * Call the Fund at (800) 252-0682.           * Call the Fund at (800) 358-7668.
   Instruct your bank to wire the               Instruct your bank to wire the
   money to State Street Bank and               money to Boston Safe Deposit and
   Trust Company, Boston, MA  02101;            Trust; ABA #011-001234; BFN-The
   ABA #011000028; BFN-The Managers             Managers Funds A/C 04-5810; FBO
   Funds A/C 9905-001-5, FBO                    Shareholder Name, account number
   shareholder name, account number             and Portfolio name.  Please be
   and Fund name.  Please be aware              aware that your bank may charge
   that your bank may charge you a              you a fee for this service.
   fee for this service.


By Internet
-----------
 * If your account has already been           Not available.
   established, see our website at
   http://www.managersfunds.com.
   The minimum additional investment
   is $100.






Note:	If you redeem shares following a purchase by check, the
Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

		HOW TO SELL SHARES
		------------------
You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order in proper form. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.




	Managers Funds                       ManagersChoice
	--------------			     --------------
By Mail
-------
   *     Write a letter of instruction     *  Write a letter of instruction
         containing:                          containing:
         - the name of the Fund(s)           - the name of the
           					Portfolio(s)
         - dollar amount or number of        - dollar amount or number of
           shares to be redeemed               shares to be redeemed
         - your name                         - your name
         - your account number(s)            - your account number(s)
         - signatures of all account         - signatures of all account
           owners                              owners

      and mail the written instructions to  and mail the written instructions to
      The Managers Funds, c/o Boston        The Managers Funds, c/o PFPC
      Financial Data Services, Inc., P.O.   Services, Inc., P.O. Box 9847,
      Box 8517, Boston, MA 02266-8517.      Pawtucket, RI 02940-8047.


By Telephone
------------
   *  After establishing this option on    *  After establishing this option on
      your account, call the Fund at          your account, call a client
      (800) 252-0682.                         service representative at (800)
                                              358-7668.

   *  Telephone redemptions are            *  Telephone Redemptions are
      available only for redemptions          available only for redemptions
      which are below $25,000.                which are below $25,000 per Fund
                                              or $100,000 per Portfolio.


By Internet
-----------
   *  See our website at                   *  Not available.
      http://www.managersfunds.com.







Note:	If you redeem shares following a purchase by check, the
Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For The Managers Funds: Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. Only the STAMP2000 Medallion imprint will be accepted as valid. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

For ManagersChoice: All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A guarantor institution is a financial institution, which guarantees a signature. Only the STAMP2000 Medallion imprint will be accepted as valid. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

			REDEMPTION FEES
			---------------

Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund (each, an "International Fund") will deduct a redemption fee (the "Redemption Fee") from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares, according to the following schedule:


Fund					Redemption Fee
----------------------------------	--------------
Managers International Equity Fund	2.00%
Managers Emerging Markets Equity Fund	2.00%
Managers Global Bond Fund		1.00%



The purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of International Fund shares are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the International Fund from which you redeem your shares and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the International Funds purchased by automatic reinvestment of dividends or capital gains distributions or to shares purchased through the ManagersChoice Program. Under certain circumstances, the Redemption Fee will not apply to shares purchased or held through financial intermediary such as a broker, retirement plan administrator, bank or trust company. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The International Funds reserve the right to modify the terms of, or terminate, the Redemption Fee at any time.


			INVESTOR SERVICES
			-----------------
Automatic Reinvestment Plan Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

Automatic Investments Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

Automatic Redemptions Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege Allows you to exchange your shares of the Fund for shares of other funds in any of our fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. The Funds reserve the right to discontinue, alter or limit the Exchange Privilege at any time. Note: Individual Fund exchanges are not permitted in the ManagersChoice Program. Please consult your investment advisor for more details.

Systematic Purchase Plan Allows you to make automatic monthly deposits of $500 or more per ManagersChoice account directly from a designated bank account.

ManagersChoice Statement Fee An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of The Managers Funds LLC.

Systematic Withdrawal Plan Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account into a ManagersChoice account.


		OTHER OPERATING POLICIES
		------------------------
The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

Each Fund reserves the right to:

* redeem an account if the value of the account falls below
$500 due to redemptions;

* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission

* change the minimum investment amounts;

* delay sending out redemption proceeds for up to seven days
(this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

* make a redemption-in-kind (a payment in portfolio securities instead of in cash);

* refuse a purchase order for any reason, including failure to submit a properly completed application;

* refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.


		ACCOUNT STATEMENTS
		------------------

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.


		DIVIDENDS AND DISTRIBUTIONS
		---------------------------
Income dividends, if any, for each of the Equity Funds, are normally declared and paid annually. Capital gain distributions, if any, for each of the Equity Funds, are normally declared and paid annually in December.

Income dividends, if any, for the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid monthly. Income dividends, if any, for the Global Bond Fund are normally declared and paid annually. Capital gain distributions, if any, for each of the Income Funds are normally declared and paid annually in December.

			TAX INFORMATION
			---------------

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

* fail to provide a social security number or taxpayer identification number;

* fail to certify that their social security number or taxpayer identification number is correct; or

* fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

APPENDIX A
==========

		Description of Indexes
		----------------------

S&P 500 Index
-------------
The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2003, the range of market capitalizations for the S&P 500 Index was $[___] million to $[___] billion.

S&P MidCap 400 Index
--------------------
The S&P MidCap 400 Index consists of 400 stocks chosen by Standard & Poor's for market size (generally the market cap range is from $1 billion to around $5 billion), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. As of December 31, 2003, the range of market capitalization for the S&P MidCap 400 Index was $[___] million to $[___] billion.

Russell 2000(r) Index
---------------------
Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000r Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $[___] million; the median market capitalization was approximately $[___] million. The largest company in the index had an approximate market capitalization of $[___] billion. As of December 31, 2003, the range of market capitalizations for the Russell 2000 Index was $[___] million to $[___] billion.

MSCI EAFE Index
---------------
Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australia, & Far
East) Index includes the following developed countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Free Index
--------------------------------
Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. MSCI Free indices reflect actual investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The EMF (Emerging Markets Free) Index includes the following emerging countries: Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand Free, Turkey, and Venezuela.

Merrill Lynch 3-Month U.S. Treasury Bill Index
----------------------------------------------
The Merrill Lynch 3-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected.

Merrill Lynch 6-Month U.S. Treasury Bill Index
----------------------------------------------
The Merrill Lynch 6-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 6 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for seasoned 1-Year Bill to be selected.

Salomon Smith Barney Mortgage Index
-----------------------------------
The Salomon US Broad Investment-Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the US investment-grade bond market. The USBIG Index includes institutionally traded US Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager. The Salomon Smith Barney Mortgage Index, a component of the USBIG Index, comprises 30- and 15-year GNMA, FNMA, and FHLMC securities and FNMA and FHLMC balloon mortgages. The principal payment component of the total-rate-of-return computation for the Mortgage Index includes both scheduled principal amortization and unscheduled principal prepayment. The Mortgage Index accounts for all mortgage payments (principal plus interest) at the end of each month to reflect the monthly cash flow characteristics inherent in the instruments.

Lehman Brothers Government/Credit Index
---------------------------------------
The Lehman Brothers Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

For More Information
--------------------
Additional information about each Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:		1-800-835-3879

By Mail:		The Managers Funds
			40 Richards Avenue
			Norwalk, CT  06854

On the Internet:	Electronic copies are available
			on our website at http://www.managersfunds.com

In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Information about the Funds including each Fund's current Statement of Additional Information and Annual and Semi-Annual Report is on file with the Securities and Exchange Commission. Each Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090).
Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act Registration Number 811-3752

		THE MANAGERS FUNDS


		    VALUE FUND
	    CAPITAL APPRECIATION FUND
		SMALL COMPANY FUND
	       SPECIAL EQUITY FUND
	    INTERNATIONAL EQUITY FUND
	  EMERGING MARKETS EQUITY FUND
		    BOND FUND
		GLOBAL BOND FUND
	___________________________________

	STATEMENT OF ADDITIONAL INFORMATION

		DATED MAY 1, 2004
	  ____________________________

You can obtain a free copy of the Prospectus of any of these Funds by calling The Managers Funds LLC at (800) 835-3879. The
Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds.
 It should be read in conjunction with each Fund's
Prospectus.

The Financial Statements of the Funds, including the Report of Independent Accountants, for the fiscal year ended December 31, 2003 included in the Funds' Annual Report for the fiscal year ended December 31, 2003 are incorporated into this Statement of Additional Information by reference (meaning such documents are legally a part of this Statement of Additional Information). The Annual Report is available without charge by calling The Managers Funds LLC at
(800) 835-3879.


			(i)

		TABLE OF CONTENTS
		-----------------


Page

GENERAL INFORMATION						 3

INVESTMENT OBJECTIVES AND POLICIES				 3
	Investment Techniques and Associated Risks		 4
	Diversification Requirements for the Fund		10
	Fundamental Investment Restrictions			11
	Temporary Defensive Position				13
	Portfolio Turnover					13
	Trustees' Compensation					18

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES		19
	Control Persons						19
	Management Ownership					20

MANAGEMENT OF THE FUND						20
	Investment Manager					20
	Compensation of Investment Manager and Sub-Adviser	21
	Fee Waivers and Expense Limitations			23
	Investment Management and Subadvisory Agreements	24
	Custodian						27
	Transfer Agent						27
	Independent Public Accountants				27

BROKERAGE ALLOCATION AND OTHER PRACTICES			28

PURCHASE, REDEMPTION AND PRICING OF SHARES			29
	Purchasing Shares					29
	Redeeming Shares					30
	Exchange of Shares					31
	Net Asset Value						31
	Dividends and Distributions				32

CERTAIN TAX MATTERS						32

PERFORMANCE DATA						35
	Total Return						36
	Performance Comparisons					39
	Massachusetts Business Trust				40
	Description of Shares					40
	Additional Information					41

FINANCIAL STATEMENTS	42


			(ii)

		GENERAL INFORMATION
		-------------------

	This Statement of Additional Information relates to Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund and Managers Global Bond Fund (each a "Fund", and collectively the "Funds"). Each Fund is a series of shares of beneficial interest of The Managers Funds, a no-load mutual fund family formed as a Massachusetts business trust (the "Trust"). The Trust was organized on November 23, 1987.

	This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854. Unlike other mutual funds which employ a single manager to manage their portfolios, several of the Funds employ a multi-manager investment approach which achieves added diversification within a Fund's portfolio.

	The Managers Funds LLC, a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the "Trustees"), an independent asset manager, or a team of independent asset managers (the "Subadvisor" or "Subadvisors") to manage each Fund's investment portfolio. The Managers Funds LLC (the "Investment Manager") also monitors the performance, security holdings and investment strategies of these independent, external Subadvisors and researches any potential new Subadvisors for the Fund family. See "Management of the Funds."

Investments in the Funds are not:

*	Deposits or obligations of any bank;
*	Guaranteed or endorsed by any bank; or
*	Federally insured by the Federal Deposit Insurance Corporation,
	the Federal Reserve Board or any other federal agency.


	INVESTMENT OBJECTIVES AND POLICIES
	----------------------------------
	The following is additional information regarding the investment policies used by the Funds in an attempt to achieve their respective objectives. Each Fund is an open-end, diversified management investment company, with the exception of Managers Global Bond Fund which is an open-end, non-diversified management investment company.

	Managers Small Company Fund (the "Small Company Fund") invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies. This policy may not be changed without providing Fund shareholders at least 60 days' prior written notice.

	Managers Special Equity Fund (the "Special Equity Fund") and Managers International Equity Fund (the "International Equity Fund") each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Each Fund may not change this policy without providing its shareholders at least 60 days' prior written notice.

	Managers Emerging Markets Equity Fund (the "Emerging Markets Equity Fund") invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. This policy may not be changed without providing shareholders of the Fund at least 60 days' prior written notice.

Managers Bond Fund (the "Bond Fund") and Managers Global Bond Fund (the "Global Bond Fund") each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. Each Fund may not change the policy without providing shareholders at least 60 days' prior written notice.

Investment Techniques and Associated Risks
------------------------------------------
The following are descriptions of the types of securities that may be purchased by the Funds. Also see "Quality and Diversification Requirements of the Funds."

	(1)	Asset-Backed Securities.  Each Fund may invest in
securities referred to as asset-backed securities. These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

	Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

	(2)	Cash Equivalents.  Each Fund may invest in cash
equivalents. Cash equivalents include, but are not limited to, certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

	Bankers Acceptances. Each Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.
Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are "accepted" by foreign branches of major U.S. commercial banks.

	Certificates of Deposit. Each Fund may invest in certificates of deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

	Commercial Paper. Each Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company.
 They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers. A Fund may not purchase foreign commercial paper subject to foreign withholding tax at the time of purchase.

	Repurchase Agreements. Each Fund may enter into repurchase agreements with brokers, dealers or banks. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus interest at a mutually agreed upon rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will any Fund enter into repurchase agreements with a term of more than seven
(7) days.

	Repurchase agreements are subject to certain risks. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.


	(3) Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon between the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for a Fund.

	A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. A Fund will establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

	(4)	Eurodollar Bonds.  Each Fund may invest in Eurodollar
bonds. Eurodollar bonds are bonds issued outside the U.S., which are denominated in U.S. dollars.

	European Currency Unit Bonds. Each Fund may invest in European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units ("ECU"s). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts.
The ECU may fluctuate in relation to the daily exchange rates of its member's currencies.

	(5)	Foreign Currency Considerations.  Changes in foreign
exchange rates will affect the U.S. dollar value of securities that are denominated in non U.S. currencies. In addition, a Fund's income from foreign currency denominated securities is typically denominated in foreign currency. When a Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall.

	Forward Foreign Currency Exchange Contracts.   A forward
foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and on a future date. The contract is usually between a bank and its customers. The contract may be denominated in U.S. dollars or may be a "cross-currency" contract. A cross-currency contract is a contract which is denominated in currency other than U.S. dollars.

	If a Fund enters into a forward currency exchange contract, the Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts. Generally, a Fund will not enter into contracts that settle more than ninety (90) days later. A Fund may close out a currency contract position by entering into an offsetting currency contract with the counterparty to the original contract which may result in a gain or a loss.

	The use of currency contracts entails certain risks.
Currency markets may not move as predicted or a Fund may not be able to enter into an offsetting transaction when desired, resulting in losses.

	(6)	Emerging Market Securities.   All the risks associated
with investing in non-U.S. securities are further magnified when investing in emerging markets because these markets tend to have even less developed economic, monetary, banking, financial markets, legal, custody, financial reporting, auditing, social and political systems.

	(7)	Illiquid Securities, Private Placements and Certain
Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund's portfolio. The price a Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

	Rule 144A securities may be determined to be illiquid in accordance with the guidelines established by the Investment
Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

	Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security's value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

	(8)	Inverse Floating Obligations.  The Bond Fund and the
Global Bond Fund may invest up to 25% of each Fund's total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

	These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Subadvisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

	(9)	Investment Company Securities.  Each Fund may purchase
shares of other investment companies. For example, because of restrictions on direct investment made by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Emerging Markets Equity Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act.

	(10)	Mortgage-Related Securities.  Mortgage-related
securities, also known as "pass-throughs", are certificates that are issued by governmental, government-related or private organizations.
 They are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers.

	Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMO"s) are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests.

	Some mortgage-related securities are "Interest Only" or "IOs" which receive only the interest paid on the underlying pools of holders or "Principal Only" or "POs" whose interest in the underlying pools is limited to their principal. In general, the Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

	GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

	FNMA Guaranteed Mortgage Pass-Through Certificate.   FNMA
Mortgage Pass-Through Certificates ("Fannie Maes").    Fannie Maes
are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

	There are certain risks associated with mortgage-related securities such as prepayment risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages.

	(11)	Municipal Bonds.  Each Fund may invest in three types
of municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts.
The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

	(12)	Obligations of Domestic and Foreign Banks.  Each Fund
may purchase obligations of domestic and foreign banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments.
 The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations.

	(13)	Futures Contracts.  When a Fund enters into a futures
contract, it agrees to buy or sell the contract's underlying instrument at a future date and agreed upon price. The Fund deposits and maintains initial margin equal to a specified percentage of the value of the contract until the contract is closed out. A Fund may either hold a futures contract position until the contract date or may enter into a closing transaction to terminate the contract prior to the contract date. When a Fund buys or sells a futures contact, it must also segregate liquid assets equivalent to the Fund's outstanding obligation under the contract.

	There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

	Equity Index Futures Contracts. An equity index future contract is an agreement for a Fund to buy or sell an index relating to an equity securities index at a mutually agreed upon date and price.

	Interest Rate Futures Contracts. An interest rate futures contract is an agreement to buy or sell fixed-income securities at a mutually agreed upon date and price.

	(14)	Option Contracts.

	Covered Call Options. The Value Fund, the Capital Appreciation Fund, the Small Company Fund and the Special Equity Fund may write (sell) covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts provided the options are listed on a national securities exchange or a futures exchange.

	A call option is a short-term contract that is generally for no more than nine (9) months. The contract gives the buyer, in return for the premium paid to the seller of the option, the right to buy the underlying security or contract at an agreed upon price from the option seller prior to the expiration of the option. The buyer can purchase the underlying security or contract at the agreed upon price regardless of its market price.
 A call option is considered "covered" if the party that is writing the option owns or has a right to immediately acquire the underlying security or contract.

	A Fund may terminate its obligation under an outstanding written call option by making a "closing purchase transaction."
A Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. A Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that a secondary market will exist when a Fund seeks to make a closing purchase transaction.

	There are costs and risks associated with writing covered call options. A Fund incurs brokerage expenses in writing covered call options as well as fees for any purchases and sales of the underlying securities or contracts. Writing covered call options may increase a Fund's portfolio turnover rate. If the value of the instrument underlying a covered call option written by a Fund increases above the option price, the Fund will not benefit from the appreciation. In addition, underlying market and securities prices may not perform as expected, resulting in losses to a Fund.

	Covered Put Options.  The Value Fund, the Capital
Appreciation Fund, the Small Company Fund and the Special Equity
Fund may write (sell) covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

	A put option is a short-term contract that is generally for no more than nine (9) months. This contract gives the buyer, in return for the premium paid to the seller of the option, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the agreed upon price regardless of its market price. A put option is considered "covered" if a Fund that is writing the option has a short position with respect to the instrument underlying the option or has a right to immediately resell the underlying security or contract at a price equal to or greater than the put price. The seller of a put option assumes the risk of the decrease of the value of the underlying instrument and will not benefit from the effect of market price declines on its covering position. If the underlying instrument decreases in value, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

	A Fund may terminate its obligation under an outstanding written option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. A Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that a secondary market will exist when a Fund seeks to make a closing purchase transaction.

	There are costs and risks associated with writing covered put options. A Fund incurs brokerage expenses in writing covered put options as well as fees for any transactions in the option's underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to the Fund writing a covered put option.
In addition, underlying market and securities prices may not perform as expected resulting in losses to a Fund.

	Dealer Options. Each Fund may use Dealer Options. Dealer Options are also known as Over-the-Counter options ("OTC Options"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The Subadviser considers the creditworthiness and financial strength of the counterparty before entering into an OTC Option.

	Puts and Calls. The Value Fund, the Capital Appreciation Fund, the Small Company Fund and the Special Equity Fund may buy options on individual stocks, equity indices and equity futures contracts. The Bond Fund and the Global Bond Fund may buy puts and calls on individual bonds and on interest rate futures contracts. A Fund's purpose in buying these puts and calls is to protect against the effect on its portfolio of adverse changes in market prices. A put option gives the buyer the right to sell a security or contract at an agreed upon date and price. A call option gives the buyer the right to purchase the option's underlying instrument at an agreed upon date and price.

	(15)	Rights and Warrants.  Each Fund may purchase rights and
warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

	(16)	Securities Lending.   Each Fund may lend its portfolio
securities in order to realize additional income. This lending is subject to a Fund's investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, a Fund may use the collateral to satisfy the loan. When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional income. A Fund will bear the risk of any loss on any such investments.

	(17)	Segregated Accounts.  Each Fund will establish a
segregated account with its custodian in connection with entering into a repurchase agreement or establishing certain options, futures and forward contract positions. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

	(18)	Short Sales.  Each Fund may enter into short sales.  A
short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund's obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. Each Fund may also engage in "short sales against the box" which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

	(19)	U.S. Treasury Securities.  The Bond Fund and the Global
Bond Fund may invest in direct obligations of the U.S. Treasury.
These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

	Additional U.S. Government Securities. The Bond Fund and the Global Bond Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United
States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United
States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home

Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

	(20)	Variable Rate Securities.    The Bond Fund and the
Global Bond Fund may invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate ("contingent security") such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

	(21)	When-Issued Securities.  Each Fund may purchase
securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

	In connection with these transactions, a Fund will maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Diversification Requirements for the Funds
------------------------------------------
	Each Fund, with the exception of the Global Bond
Fund, intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

	At the time any of the Funds invest in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or the Subadvisor(s).

Lower-Rated Debt Securities
---------------------------
	Global Bond Fund and the Bond Fund may each invest in debt securities that are rated Bb by S&P or Ba by Moody's (or a similar rating by any nationally recognized statistical rating organization) or lower. Such securities are frequently referred to as "junk bonds." Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

	For the fiscal year ended December 31, 2003, for the Fund which invested in junk bonds, Bond Fund, the ratings of the debt obligations held by the Fund, expressed as a percentage of each Fund's total investments, were as follows:

--------------------------------------------------




Ratings			Bond Fund
-------			---------

Government and AAA/Aaa	[___]%
AA/Aa			[___]%
A/A			[___]%
BBB/Baa			[___]%
BB/Ba			[___]%
Not Rated		[___]%



Fundamental Investment Restrictions
-----------------------------------
	The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a)
67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

	The Value Fund, Capital Appreciation Fund, Special Equity
Fund, International Equity Fund, Emerging Markets Equity Fund, Bond Fund and Global Bond Fund may not:

	(1)	Issue senior securities.  For purposes of this
restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

	(2)	Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

	(3)	Underwrite the securities of other issuers, except to
the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

	(4)	Purchase or sell real estate, except that the Fund may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

	(5)	Purchase or sell physical commodities, except that each
Fund may purchase or sell options and futures contracts thereon.

	(6)	Make loans, except that the Fund may (i) lend portfolio
securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

	(7)	Invest more than 25% of its total assets in the
securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S.
Government or its agencies or instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

	(8)	Purchase from or sell portfolio securities to its
officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

	Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Standard Industrial Classification (SIC) codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

	The Small Company Fund may not:

	(1)	Issue senior securities.  For purposes of this
restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

	(2)	Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

	(3)	Underwrite the securities of other issuers, except to
the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

	(4)	Purchase or sell real estate, except that the Fund may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

	(5)	Purchase or sell commodities or commodity contracts,
except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

	(6)	Make loans, except that the Fund may (i) lend portfolio
securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

	(7)	With respect to 75% of its total assets, purchase
securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

	(8)	Invest more than 25% of its total assets in the
securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S.
Government or its agencies or instrumentalities).

	If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

	Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Standard Industrial Classification (SIC) codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

Temporary Defensive Position
----------------------------
	Each Fund may invest, at the discretion of its Subadvisor(s), without limit, in cash or high quality short-term debt securities including repurchase agreements.

Portfolio Turnover
------------------
	The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

	For the last two fiscal years, the portfolio turnover rates for each of the Funds were as follows:




Fund				2003		2002
----				----		----
Value Fund			[___]%		 53%
Capital Appreciation Fund	[___]%		141%
Small Company Fund (a)	 	[___]%		134%
Special Equity Fund		[___]%		 67%
International Equity Fund	[___]%		132%
Emerging Markets Equity Fund 	[___]%		 68%
Bond Fund			[___]%		 24%
Global Bond Fund		[___]%		220%




			TRUSTEES AND OFFICERS
			---------------------

Trustees and Officers of the Trust
----------------------------------
	The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

	The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by at least two-thirds of the number of Trustees remaining after such removal (provided that there shall not be fewer than 3 remaining Trustees); (c) shareholders may vote to remove a Trustee at a special meeting of shareholders held at the written request of shareholders of 10% or more of the outstanding shares of the Trust.

Independent Trustees
--------------------
The Trustees in the following table are not "interested persons" of the Trust within the meaning of the 1940 Act:




		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND AGE         LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX* HELD BY TRUSTEE
		   SERVED	 			OVERSEEN BY
							 TRUSTEE
-------------   ---------------- ---------------------  ------------- ---------------------------
Jack W.Aber	Trustee since 	 Professor of Finance,	     27	      Trustee of Appleton Growth
DOB: 9/9/37	1999		 Boston University 			Fund (1 portfolio);
				 School of Management		      Trustee of Third Avenue
				 (1972-Present)				Trust (4 portfolios);
								      Trustee of Third Avenue
								      Variable Trust (1 portfolio)
-------------   ---------------- ---------------------  ------------- ----------------------------
William E.	Trustee since	 President and Owner,	     27	      Trustee of Third Avenue
Chapman,II	1999		 Longboat Retirement			Trust (4 portfolios);
DOB: 9/23/41			 Planning Solutions		      Trustee of Third Avenue
				 (1998-Present);		      Variable Trust (1 portfolio)
				 Hewitt Associates,LLC
				 (part time)(provider
				 of Retirement and
				 Investment Education
				 Seminars); President,
				 Retirement Plans Group,
				 Kemper Funds (1990-1998)
-------------   ---------------- ---------------------- ------------- ---------------------------
Edward J.	Trustee since	 Partner, Hepburn Willcox     27      Trustee of Third Avenue
Kaier		1999		 Hamilton & Putnam (1977-	      Trust (4 portfolios);
DOB: 9/23/45			 Present)			      Trustee of Third Avenue
								      Variable Trust (1 portfolio)
-------------   ---------------- ---------------------- ------------- ---------------------------
Madeline H.	Trustee since 	 Member,Investment	      19		None
McWhinney	1987		 Committee, New Jersey
DOB :3/11/22			 Supreme Court (1990-
  				 Present); Member,
 				 Advisory Board on
				 Professional Ethics,
				 New Jersey Supreme
				 Court (1983-1998);
				 President, Dale, Elliott
				 & Company, Inc.
				 (Management Consultant)
				 (1977-1994)
-------------   ---------------- ---------------------- ------------- ---------------------------
Steven J.	Trustee since	 Private Investor;		      Trustee of Professionally
 Paggioli	1993	 	 Executive Vice President,    19      Managed Portfolios
DOB:4/3/50			 Secretary and Director, 	      (15 portfolios)
			 	 Investment Company
				 Administration, LLC
				 (1990-2001); Trustee,
				 Professionally Managed
				 Portfolios, (1991-2001);
				 Consultant, formerly
				 Executive Vice President
				 and Director, The
				 Wadsworth Group (1986-
				 2001); Vice President,
				 Secretary and Director,
				 First Fund Distributors,
				 Inc.(1991-2001)
-------------   ---------------- ---------------------- ------------- ---------------------------
Eric Rakowski	Trustee since	 Professor, University of     27      Trustee of Third Avenue
DOB:6/5/58	1999		 California at Berkeley		      Trust (4 portfolios)
				 School of Law (1990-		      Trustee of Third Avenue
				 Present); Visiting 		      Variable Trust (1 portfolio)
				 Professor, Harvard Law
				 School (1998-1999)
-------------   ---------------- ---------------------- ------------- ---------------------------
Thomas R.	Trustee since	 Professor of Finance, 	      19		None
Schneeweis	1987		 University of Massa-
DOB :5/10/47			 chusetts (1985-Present);
				 Managing Director,
				 CISDM at the University
				 of Massachusetts, (1994-
				 Present); President and
				 Chief Executive Officer,
				 Schneeweis Partners, LLC
				 (2001-Present)
-------------   ---------------- ---------------------- ------------- ---------------------------


* The Fund complex consists of The Managers Funds, Managers AMG
Funds, Managers Trust I and Managers Trust II.

Interested Trustees
-------------------
The Trustees in the following table are "interested persons" of the
Trust within the meaning of the 1940 Act.   Mr. Healey is an
interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.



		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND AGE         LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX  HELD BY TRUSTEE/OFFICER
		   SERVED	 			OVERSEEN BY
							 TRUSTEE*
-------------   ---------------- ---------------------  ------------- ---------------------------
Sean M.Healey	Trustee since	 President and Chief 	      27		None
DOB:5/9/61	1999		 Operating Officer,
				 Affiliated Managers
				 Group,Inc.(1999-Present);
			         Director,Affiliated
				 Managers Group,Inc.
				 (2001-Present);
				 Executive Vice President,
				 Affiliated Managers Group,
				 Inc.(1995-1999); Vice
				 President, Goldman, Sachs
				 & Company (1987-1995)
-------------   ---------------- ---------------------  ------------- ---------------------------
Peter M.	Trustee since    President and Chief 	       27		None
Lebovitz	2002;		 Executive Officer,
DOB :1/18/55	President since	 The Managers Funds
		1999		 LLC (1999-Present);
				 President, Managers
				 Distributors, Inc. (2000-
				 Present); Director of
				 Marketing, The Managers
				 Funds, LP (1994-1999);
				 Director of Marketing,
				 Hyperion Capital
				 Management, Inc. (1993-
				 1994); Senior Vice
				 President, Greenwich
				 Asset Mgmt.,Inc. (1989-
				 1993)
-------------   ---------------- ---------------------  ------------- ---------------------------







* The Fund complex consists of The Managers Funds, Managers AMG
Funds, Managers Trust I and Managers Trust II.

Officers
--------


		POSITION(S) HELD
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS
AND DATE OF      LENGTH OF TIME	 DURING PAST 5 YEARS
BIRTH		   SERVED
-------------   ---------------- --------------------------------------
Galan G.Daukas	Chief Financial	  Chief Operating Officer,The Managers
DOB:10/24/63	Officer since     Funds LLC (2002-Present); Chief Financial
		2002		  Officer Managers AMG Funds, Managers Trust
				  I and Managers Trust II (2002-Present);
				  Chief Operating Officer
				  and Chairman of the Management Committee,
				  Harbor Capital Management Co., Inc. (2000-
				  2002); Chief Operating Officer, Fleet
				  Investment Advisors (1992-2000)
-------------   ---------------- ---------------------------------------
Donald S. 	Treasurer since     Director, Finance and Planning, The
Rumery		1995		   Managers Funds LLC,(1994-Present);
DOB:5/29/58	Secretary since	  Treasurer and Chief Financial Officer,
		1997		  Managers Distributors, Inc. (2000-Present);
				  Secretary and Treasurer of Managers Trust I
				  and Managers Trust II (2000-Present);
				  Treasurer of Managers AMG Funds (1999-
				  present).
-------------   ---------------- --------------------------------------






Trustee Share Ownership
-----------------------


----------------------	-----------------------	------------------------------
						Aggregate Dollar Range of Equity
						Securities in All registered
			Dollar Range of Equity	Investment Companies Overseen by
			Securities in the Funds	Trustee in Family of Investment
			Beneficially Owned as 	Companies* Beneficially Owned
			of December 31, 2003	as of December 31, 2003
----------------------	-----------------------	------------------------------
Independent Trustees:

Jack W. Aber		  $10,000 to $50,000	     $50,001 to $100,000
William E. Chapman II	     Over $100,000	       Over $100,000
Edward J. Kaier		     Over $100,000             Over $100,000
Madeline H. McWhinney	     Over $100,000             Over $100,000
Steven J. Paggioli	     Over $100,000	       Over $100,000
Eric Rakowski		  $10,001 to $100,000	     $10,001 to $100,000
Thomas R. Schneeweis		$		    	    $

----------------------	-----------------------	------------------------------
Interested Trustees:

Sean M. Healey		  $50,001 to $100,000	        Over $100,000
Peter M. Lebovitz	     Over $100,000	        Over $100,000

----------------------	-----------------------	------------------------------




* The Managers Funds Family of Funds consists of The Managers
Funds, Managers AMG Funds, Managers Trust I, and Managers Trust
II.

Audit Committee
---------------
	The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the
Committee: (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes; (b) receives and reviews communications from the auditors relating to the auditors' review of the Fund's financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust's independent auditors; (d) meets periodically with the independent auditors to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent auditors; (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations;
(f) considers and reviews with the independent auditors matters bearing upon the auditors' status as "independent" under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees' Compensation
----------------------
	For their services as Trustees of The Managers Funds and other mutual funds within The Managers Funds LLC complex for the fiscal year ended December 31, 2003, the Trustees were compensated as follows:

Compensation Table:
-------------------



							Total Compensation
							from the
				Aggregate		Funds and the
Name of				Compensation		Fund Complex
Trustee 			from the Trust(a)	Paid to Trustees (b)
-------				-----------------	--------------------

Independent Trustees:
---------------------
Jack W. Aber			$ 			$
William E. Chapman, II		$ 			$
Edward J. Kaier			$ 			$
Madeline H. McWhinney		$			$
Steven J. Paggioli		$			$
Eric Rakowski			$			$
Thomas R. Schneeweis		$			$

Interested Trustees:
--------------------
Sean M. Healey			 None			 None
Peter M. Lebovitz		 None			 None
_____________________________________________________________________________



(a)	Compensation is calculated for the 12 months ended December
31, 2003. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-
month period ended December 31, 2003 for services as Trustees of The Managers Funds, Managers AMG Funds, Managers Trust I and/or Managers Trust II.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------

Principal Holders of Securities

As of [_______, 2004], the following persons or entities owned of record more than 5% of the outstanding shares of the Funds:



Managers Value Fund
PFPC Brokerage Services, King of Prussia, PA(1)		40%
Fidelity Investments Institutional, Covington, KY	34%
Charles Schwab & Co., Inc., San Francisco, CA(1)	10%

Managers Capital Appreciation Fund
PFPC Brokerage Services, King of Prussia, PA(1)		22%
Charles Schwab & Co., Inc., San Francisco, CA(1)	19%
Mellon Bank, NA., Everett, MA				 9%
Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL	 8%
National Financial Services Corp., New York, NY(1)	 6%

Managers Small Company Fund
PFPC Brokerage Services, King of Prussia, PA(1)		74%
Key Bank TTEE FBO CLE FDN, Cleveland, OH		 6%
Charles Schwab & Co., Inc., San Francisco, CA(1)	 5%

Managers Special Equity Fund
Charles Schwab & Co., Inc., San Francisco, CA(1)	25%
National Financial Services Corp., New York, NY(1)	10%
Fidelity Investments Institutional, Covington, KY	 7%
The Vanguard Group, Valley Forge, PA			 5%

Managers International Equity Fund
Charles Schwab & Co., Inc., San Francisco, CA(1)	23%
National Financial Services Corp., New York, NY(1)	11%
Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	 8%

Managers Emerging Markets Equity Fund
National Financial Services Corp., New York, NY(1)	30%
Charles Schwab & Co., Inc., San Francisco, CA(1)	25%
PFPC Brokerage Services, King of Prussia, PA(1)		12%
IMS & Co., Englewood, CO				 7%

Managers Bond Fund
Charles Schwab & Co., Inc., San Francisco, CA(1)	29%
Fidelity Investments Institutional, Covington, KY	16%
National Financial Services, Corp., New York, NY(1)	11%
PFPC Brokerage Services, King of Prussia, PA(1)		 8%

Managers Global Bond Fund
PFPC Brokerage Services, King of Prussia, PA(1)		59%
Charles Schwab & Co., Inc., San Francisco, CA(1)	 9%
National Financial Services, Corp., New York, NY(1)	 8%



(1) Omnibus accountholder that holds shares of the Fund on behalf of its customers.

The Trust did not know of any person who, as of [_______, 2004], beneficially owned 5% or more of the outstanding shares of the Funds.

Control Persons
---------------
	The Trust did not know of any person who, as of [_______, 2004], "controlled" (within the meaning of the 1940 Act) any of the Funds.

Management Ownership
--------------------
As of [_______, 2004], all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any Fund.

		MANAGEMENT OF THE FUNDS
		-----------------------

Investment Manager and Subadvisors
----------------------------------
	The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Managers Funds LLC serves as investment manager to the Funds pursuant to a Fund Management Agreement (the "Fund Management Agreement") dated April 1, 1999. Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds LLC, serves as the distributor of the Funds. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG"), and AMG serves as the Managing Member of The Managers Funds LLC. AMG is located at 600 Hale Street,
Prides Crossing, Massachusetts 01965.

	The assets of each Fund are managed by a Subadvisor or a team of Subadvisors selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager enters into an advisory agreement with each Subadvisor known as a "Subadvisory Agreement." The Investment Manager also serves as administrator of each Fund and carries out the daily administration of the Trust and the Funds. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.


	The Investment Manager recommends Subadvisors for the Trust to the Trustees based upon continuing quantitative and qualitative evaluation of the Subadvisor's skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors.

	For each Fund, the Investment Manager allocates the Fund's assets among the Subadvisor(s) selected for the Fund. Each Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies and restrictions. Generally, the services which a Subadvisor provides to a Fund are limited to asset management and related recordkeeping services. However, a Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the Securities and Exchange Commission.

	A Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or Investment Manager and its affiliates.

The Subadvisor(s) to the Funds are set forth below.

Value Fund

*	Armstrong Shaw Associates Inc.

*	Osprey Partners Investment Management, LLC


Capital Appreciation Fund

*	Essex Investment Management Company, LLC

*	Bramwell Capital Management, Inc.

Small Company Fund

*	Kalmar Investment Advisers

Special Equity Fund

*	Donald Smith & Co., Inc.

*	Kern Capital Management LLC

*	Essex Investment Management Company, LLC

*	Skyline Asset Management, L.P.

*	Westport Asset Management, Inc.

International Equity Fund
*	Bernstein Investment Research and Management

*	Mastholm Asset Management, L.L.C.

*	Lazard Asset Management, Inc.

Emerging Markets Equity Fund

*	Rexiter Capital Management Limited

Bond Fund and Global Bond Fund

*	Loomis, Sayles & Company, L.P.

Compensation of Investment Manager and Subadvisors

	As compensation for the investment management services rendered and related expenses under the Fund Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay each Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from a Fund and does not increase the expenses of a Fund.

	During the last three fiscal years ended December 31, 2001, 2002 and 2003 the Investment Manager was paid the following fees by the Funds under the Fund Management Agreement.



Fund					2001		2002		2003
----					----		----		----
Value Fund				$ 442,410	$ 414,520	$
Capital Appreciation Fund		1,721,537	1,122,306
Small Company Fund			  225,748	  196,440
Special Equity Fund			19,582,869	19,461,043
International Equity Fund		 5,309,088	4,023,769
Emerging Markets Equity Fund (a)	   170,104	  275,433
Bond Fund				   369,458	  585,112
Global Bond Fund			   155,730	  137,919



 (a) The fee paid to the Investment Manager for the Fund has been restated to reflect a waiver of a portion of the fee in effect.

	During the last three fiscal years ended December 31, 2000, 2001 and 2002 the Subadvisors were paid the following fees by the Investment Manager under the Subadvisory Agreements in effect.




Fund						2001	2002	2003
----						----	----	----
Value Fund
	Armstrong Shaw & Associates, Inc.			$0
	Chartwell Investment Partners, L.P. (b)			 0
	Osprey Partners Investment Management		 	 0
	Scudder, Stevens & Clark (b)			 	 0

Capital Appreciation Fund
	Essex Investment Mgmt. Co., LLC	   			 0
	Roxbury Capital Management, LLC (b)			 0
	Holt Smith & Yates (b)					 0
	Bramwell Capital Management, Inc.			 0

Small Company Fund (a)
	HLM Management Company, Inc. (b)			 0
	Kalmar Investment Advisers				 0

Special Equity Fund
	Donald Smith & Co., Inc.
	0
	Goldman Sachs Asset Management (b)	   		 0
	Pilgrim, Baxter & Associates, Ltd.			 0
	Westport Asset Management				 0
	Kern Capital Management LLC				 0
	Skyline Asset Management, L.P.				 0

International Equity Fund
	Deutsche Investment Management
		Americas, Inc.	 (c)				$0
	Lazard Asset Management (b)				 0
	Mastholm Asset Management, L.L.C.			 0
	Bernstein Investment Research
	    and Management					 0

Emerging Markets Equity Fund
	Rexiter Capital Management Limited			 0

Bond Fund
	Loomis, Sayles & Co., L.P.	    	    		 0


Global Bond Fund
	Loomis, Sayles & Co., L.P.	   	    		 0
	Rogge Global Partners plc	(b)	    	    	 0

------------------------------------------------
(a)	The Small Company Fund commenced operations on June 19, 2000.

(b)	The Subadvisor no longer provides services to the Fund.  The
	amounts listed reflect fees earned and paid to the subadvisor prior to termination of the Subadvisory Agreement.

(c)	Formerly known as Zurich Scudder Investments, Inc.

Fee Waivers and Expense Limitations
-----------------------------------
	From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Investment Manager may waive all or a portion of its fee for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the management fees payable by the Funds is reflected in the tables below and in the Expense Information (including footnotes thereto) located in the front of each of the Fund's Prospectus. Voluntary fee waivers by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned. Shareholders will be notified of any change on or about the time that it becomes effective. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

Fund Management and Subadvisory Agreements
------------------------------------------
	The Managers Funds LLC serves as investment manager to each Fund pursuant to the Fund Management Agreement. The Fund Management Agreement permits the Investment Manager to, from time to time, engage one or more Subadvisors to assist in the performance of its services. Pursuant to the Fund Management Agreement, the Investment Manager has entered into Subadvisory Agreements with each Subadvisor selected for the Funds of the Trust.

	The Fund Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually by the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Fund Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on not more than 60 days' written notice to the other party and to the Fund. The Fund Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.


The Fund Management Agreement provides that the Investment
Manager is specifically responsible for:

* supervising the general management and investment of the assets and securities portfolio of each Fund;

* providing overall investment programs and strategies for each Fund;

* selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund's assets among these Subadvisors;

* providing financial, accounting and statistical information required for registration statements and reports with the Securities and Exchange Commission;
and

* providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

	The Funds pay all expenses not borne by the Investment Manager or their respective Subadvisor(s) including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent auditors and legal counsel for the Funds, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, a Subadvisor or their affiliates, other than affiliated registered investment companies.

	Each Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the applicable Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate a Subadvisor to acquire for a Fund a position in any investment which any of a Subadvisor's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

	Although the Subadvisor(s) makes investment decisions for a Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between a Fund and the other client(s) pursuant to a methodology considered equitable by a Subadvisor. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit a Fund.

	The Trust has obtained from the Securities and Exchange Commission an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Subadvisory Agreements with Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new Subadvisors for new or existing Funds, change the terms of a particular Subadvisory Agreement or continue the employment of existing Subadvisors after events that under the 1940 Act and the Subadvisory Agreement would be an automatic termination of the Subadvisory Agreement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

	The following table illustrates the annual management fee rates currently paid by each Fund to the Investment Manager, together with the portion of the management fee that is retained by the Investment Manager as compensation for its services, each expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Subadvisors.





							MANAGER'S PORTION OF
				TOTAL MANAGEMENT	    THE TOTAL
NAME OF FUND				FEE		MANAGEMENT FEE
--------------			----------------	--------------------
Value Fund			0.75%			0.40%
Capital Appreciation Fund	0.80%			0.40%
Small Company Fund		0.90%			0.40%
Special Equity Fund		0.90%			0.40%
International Equity Fund	0.90%			0.40%
Emerging Markets Equity Fund	1.15%			0.40%
Bond Fund			0.625%			0.375%
Global Bond Fund		0.70%			0.35% up to $20 million
							0.45% over $20 million



Approval of Investment Management and Subadvisory Agreements
------------------------------------------------------------
	The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreements between the Investment Manager and the Subadvisors. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements for the Funds, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisors, including comparative performance, fee and expense information for the Funds and other similar mutual funds and performance information for relevant benchmark indices.

	The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of the Subadvisor selection process and its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment Manager. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the nature and quality of the Investment Manager's process for selecting Subadvisors; (b) the manner in which the Investment Manager monitors the Subadvisors' investment performance and consistency of investment approach; (c) the Investment Manager's administrative capabilities including its ability to supervise the Funds' other service providers; and (d) the Investment Manager's compliance programs including those related to personal investing.

	The Trustees reviewed information provided by the Subadvisors relating to their operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisors provided balance sheets and income statements, biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by the Subadvisors and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. The Trustees also took into account similar information provided periodically throughout the previous year by the Subadvisory and the Investment Manager. In the course of their deliberations regarding each Subadvisory Agreement, the Trustees evaluated, among other things: (i) the services to be rendered by the Subadvisors; (ii) the qualification and experience of the Subadvisors' personnel; (iii) the Subadvisors' compliance programs including those related to personal investing; (iv) if initially retaining a Subadvisor (such a Subadvisor being a "New Subadvisor"), (A) the appropriateness of the particular investment strategy that the New Subadvisor would employ in managing Fund assets (its "Investment Strategy") for pursuing the Fund's investment objectives, (B) the consistency of the New Subadvisor's adherence to the Investment Strategy in managing accounts of its other advisory clients that had hired the Subadvisor to employ the Investment Strategy and (C) for Funds with multiple Subadvisors, how the New Subadvisor's Investment Strategy would complement the Investment Strategies of the Fund's existing Subadvisors (each, an "Existing Subadvisor");
(v) if approving the continuance of the Subadvisory Agreement for an Existing Subadvisor, the consistency of the Existing Subadvisor's adherence to its Investment Strategy; and (vi) the Subadvisors' performance in employing their Investment Strategies. The Trustees also took into account the financial condition of the Investment Manager and Subadvisors and, as applicable, their undertakings to maintain expense limitations for certain Funds.

	The Trustees reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(C) the Investment Manager and the Subadvisor maintain appropriate compliance programs; (D) for a Subadvisory Agreement with a New Subadvisor, (1) the New Subadvisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives and (2) in the case of a Fund with multiple Subadvisors, the New Subadvisor's Investment Strategy complements those of the Fund's other Subadvisors; (E) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (F) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

	Based on their conclusions, the Trustees determined that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Funds and their shareholders.

Code of Ethics
--------------
The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and each Subadvisor, which codes are made applicable to "access persons" of the Trust that are also employees of the Investment Manager, the Distributor and the Subadvisors, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor and the Subadvisors may invest in securities, including securities that may be purchased or held by the Funds.

Administrative Services; Distribution Arrangements
--------------------------------------------------
	Under an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the "Administrator") of the Trust. Under a Distribution Agreement between the Trust and the Distributor, the Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

	The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Custodian
---------
	The Bank of New York (the "Custodian"), 100 Church Street, New York, New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.


	The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange
Commission.

Transfer Agent
--------------
	Boston Financial Data Services, Inc., a subsidiary of State Street Bank and Trust Company, P.O. Box 8517, Boston, Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Funds. PFPC Brokerage Services, P.O. Box 61487, King of Prussia, Pennsylvania 19406-0897, is the sub-transfer agent for the ManagersChoice asset allocation accounts.

Independent Public Accountants
------------------------------
PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and may provide other audit, tax and related services.

		BROKERAGE ALLOCATION AND OTHER PRACTICES
		----------------------------------------
	The Subadvisory Agreements provide that the Subadvisors place all orders for the purchase and sale of securities which are held in each Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. A Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

	In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, a Subadvisor is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisors is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which a Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

	The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by a Subadvisor.

	The fees of each Subadvisor are not reduced by reason of their receipt of such brokerage and research services. Generally, a Subadvisor does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager has directed the Subadvisors to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions
---------------------
	During the last three fiscal years, the Funds paid the following brokerage fees:



Fund				2001		2002		2003
----				----		----		----
Value Fund			$ 270,249	$ 121,235	$ 0
Capital Appreciation Fund	  929,930	  822,751	  0
Small Company Fund		   31,760	   94,664	  0
Special Equity Fund		2,990,622	7,406,854	  0
International Equity Fund	3,671,957	2,347,968	  0
Emerging Markets Equity Fund 	   60,155	  105,787	  0
-----------------------------------------


Brokerage Recapture Arrangements
--------------------------------

	The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund.

	During the last three fiscal years, the Funds paid the following fees to the following list of brokers with which the Funds have entered into brokerage recapture arrangements:




Fund						2001		2002		2003
----						----		----		----
Value Fund
* Salomon Smith Barney				$--		$ 25,123
* State Street Brokerage			 56,907		  11,218

Capital Appreciation Fund
* Capital Institutional Services, Inc.		$ 4,493		$ 18,691
* Salomon Smith Barney				 --		   4,284
* Donaldson & Co., Inc.				 --		  --
* Westminster Research Assoc. Inc.		 --		  --
* State Street Brokerage			 37,450		  29,173

Small Company Fund
* BNY ESI & Co.				      	$--		$  2,988

Special Equity Fund
* Capital Institutional Services, Inc.		$91,448		$ 79,226
* Salomon Smith Barney				199,082		  35,053
* State Street Brokerage			 20,000		  13,000
* Donaldson & Co., Inc.				 97,887		  27,989

International Equity Fund
* State Street Brokerage			$133,400	$ 27,857
* Westminster Research Assoc Inc.		 --		 --
* BNY ESI & Co.					 --		  40,942


	Pursuant to these arrangements, subject to best price and execution, a Subadvisor may use a particular broker to execute trades for a Fund and the broker then pays certain of that Fund's expenses.


	PURCHASE, REDEMPTION AND PRICING OF SHARES
	------------------------------------------

Purchasing Shares
-----------------
	Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

	Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

	Purchase orders received by the Trust before the close of business of the New York Stock Exchange (usually 4:00 p.m. New York
Time), c/o Boston Financial Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Fund, will also receive that day's offering price, provided the orders the processing organization transmits to the Fund were accepted by the processing organization before 4:00 p.m.. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

	Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

	To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

	If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

	In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares
----------------
	Any redemption orders in proper form received by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock Exchange on that day. Orders received after 4:00 p.m. from certain processing organizations, which have entered into special arrangements with the Fund, will also be redeemed at the net asset value computed that day, provided the orders the processing organization trnasmits to the Fund were accepted by the processing organization before 4:00 p.m.

	Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trust reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

	If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

	Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares
------------------
	An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange.
 Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value
---------------
	Each Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time.
 The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

	The net asset value per share of a Fund is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available.
 Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Dividends and Distributions
---------------------------
	Each Fund declares and pays dividends and distributions as described in the current Prospectus.

	If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

			CERTAIN TAX MATTERS
			===================
The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

	EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds-in General
-------------------------------------------
	The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) invest the Fund's assets (as of the close of each quarter of the taxable year) in such a manner that
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

	If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

	If each Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments
----------------------------------
	Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

	Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

	Options and Futures Transactions. Certain of each Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Taxation of Shareholders
---------------------------------------
	Distributions of net realized short-term capital gains by the Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders.
 However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the "Jobs and Growth Act"), ordinary income distributions relating to dividend income received by the Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund's gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the

Fund itself has qualified dividend income for the taxable year
with respect to which such distributions are made.   Qualified
dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United
States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the "holding period requirement"). In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

	Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations.


	Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

	Distributions by a Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders
--------------------
	Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United
States for more than 182 days during the taxable year and certain other conditions are met.

	In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the current rate of 30% for the calendar year 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of a Fund's shares unless an appropriate IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes
-------------

	Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors
--------------------
	  If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes
---------------------
	Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws.
Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund.

Other Taxation
--------------
	Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE
APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND
FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THEIR
PARTICULAR TAX SITUATIONS.

		PERFORMANCE DATA
		----------------
	From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund's Prospectus.

Yield

	The Bond Fund and the Global Bond Fund may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

	Yield = 2[((a-b)/(cd) + 1)^6 - 1]




In the above formula

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
d = maximum offering price per share on the last day of the period

	The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund's yield figures are based on historical earnings and are not intended to indicate future performance.

	The 30-day yields for the period ended December 31, 2003 were as follows:



Fund			30-Day Yield at 12/31/03

Bond Fund		[___]%
Global Bond Fund	[___]%



Average Annual Total Return
---------------------------
	The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

	P (1 + T)^n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return
n = number of years
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

	The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

	The Average Annual Total Returns for the periods ended
December 31, 2003 were as follows:

[To be updated by amendment]


Fund				1 Year		5 Years		10 Years	Since Inception
----				------		-------		--------	---------------
Value Fund
Capital Appreciation Fund
Small Company Fund (a)
Special Equity Fund
International Equity Fund
Emerging Markets Equity Fund (b)
Bond Fund
Global Bond Fund (c)

-----------------------------------------------------------------
(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on
    February 8, 1998.
(c) The Global Bond Fund commenced operations on March 25, 1994.

After Tax and Cumulative Returns
--------------------------------
Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:


		P(1+T)^n = ATVD

In the above formula, P = a hypothetical initial payment of
$1,000

T = average annual total return (after taxes on distributions) n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

	The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

	The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The Average Annual Total Returns (after taxes on distributions) for the periods ended December 31, 2003 were as follows:

			[To be updated by amendment]


Fund				1 Year	5 Years	10 Years	Since Inception
----				------	-------	--------	---------------
Value Fund
Capital Appreciation Fund
Small Company Fund (a)
Special Equity Fund
International Equity Fund
Emerging Markets Equity Fund (b)
Bond Fund
Global Bond Fund (c)


(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on
    February 8, 1998.
(c) The Global Bond Fund commenced operations on March 25, 1994.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:


		P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of
$1,000

T = average annual total return (after taxes on distributions and redemption)
n = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

	The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

	The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

	The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

	The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


	The following table shows the average annual total returns (after taxes on distributions and redemptions) for the periods ended December 31, 2003.

  		[To be updated by amendment]


Fund				1 Year	5 Years		10 Years	Since Inception
----				------	-------		--------	---------------
Value Fund
Capital Appreciation Fund
Small Company Fund (a)
Special Equity Fund
International Equity Fund
Emerging Markets
  Equity Fund (b)
Bond Fund
Global Bond Fund (c)
_________


(a) The Small Company Fund commenced operations on June 19, 2000.
(b) The Emerging Markets Equity Fund commenced operations on
    February 8, 1998.
(c) The Global Bond Fund commenced operations on March 25, 1994.

Performance Comparisons
-----------------------
	Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper"), Morningstar, Inc., ("Morningstar") and IBC Money Fund Report ("IBC"). Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the Russell 2000 Index, Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Composite Stock Price Index or the Dow Jones Industrial Average.

Massachusetts Business Trust
----------------------------
	Each Fund is a series of a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

	Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, obligation, instrument or undertaking made on behalf of the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

	No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Trust.

	The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Trust, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Trust for any satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

	The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares
---------------------
	The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Business Trust" above.

	The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any Fund or assets of another series, if applicable. Each share of each Fund represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this Statement of Additional Information.

	The shareholders of each Fund are entitled to one vote for each share (or a proportionate fractional vote in respect of a fractional share held), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

	Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

	The Trustees have authorized the issuance and sale to the public of shares of series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Funds, to the extent required by the 1940 Act.

Additional Information
----------------------
	This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's
Registration Statement filed with the SEC under the 1933 Act.
Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of

Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

			FINANCIAL STATEMENTS
			--------------------

		      [To be filed by amendment]

======================================================================

 Managers Special Equity Fund and Managers International Equity Fund
 		    Multi-Class Prospectus

======================================================================

			THE MANAGERS FUNDS


			SPECIAL EQUITY FUND
		    INTERNATIONAL EQUITY FUND


			  INVESTOR CLASS
			  ADVISOR CLASS
		      INSTITUTIONAL CLASS




			    PROSPECTUS
			Dated May 1, 2004



			Access to Excellence
-----------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

			TABLE OF CONTENTS
			-----------------



							Page No.
							--------



RISK/RETURN SUMMARY					 3
	KEY INFORMATION					 3
	PERFORMANCE SUMMARY				 7
	FEES AND EXPENSES				 8

SUMMARY OF THE FUNDS					10
	THE MANAGERS FUNDS				10
	SPECIAL EQUITY FUND				11
	INTERNATIONAL EQUITY FUND			14

ADDITIONAL PRACTICES/RISKS				16
	OTHER SECURITIES AND INVESTMENT PRACTICES	16
	A FEW WORDS ABOUT RISK				17

ABOUT YOUR INVESTMENT					18
	FINANCIAL HIGHLIGHTS				18
	FINANCIAL HIGHLIGHTS				Error! Bookmark not defined.
	FINANCIAL HIGHLIGHTS				Error! Bookmark not defined.
	YOUR ACCOUNT					19
	HOW TO PURCHASE SHARES				21
	DISTRIBUTION PLAN				21
	HOW TO SELL SHARES				22
	INVESTOR SERVICES				23
	OTHER OPERATING POLICIES			23
	ACCOUNT STATEMENTS				24
	DIVIDENDS AND DISTRIBUTIONS			24
	TAX INFORMATION					24
	APPENDIX A:  DESCRIPTION OF INDEXES		26



FOUNDED IN 1983, THE MANAGERS FUNDS OFFER INDIVIDUAL AND
INSTITUTIONAL INVESTORS THE EXPERIENCE AND DISCIPLINE OF SOME OF
THE WORLD'S MOST HIGHLY REGARDED INVESTMENT PROFESSIONALS.

RISK/RETURN SUMMARY
-------------------
			KEY INFORMATION
			---------------
This Prospectus contains important information for anyone interested in investing in the Investor Class, Advisor Class or the Institutional Class shares of Managers Special Equity Fund and Managers International Equity Fund (each a "Fund" and collectively the "Funds"), each a series of The Managers Funds and part of the Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk
Factors of the Funds. The following is a summary of the goals, principal strategies and principal risk factors of the Funds.



Fund		Goal			Principal Strategies	Principal Risk Factors
----		----			--------------------	----------------------
Special Equity 	Long-term capital 	Invests principally in 	Intelligence Risk
Fund		appreciation from 	common and preferred 	Liquidity Risk
		equity securities of 	stocks of small and 	Market Risk
		small- and medium-	medium companies	Mid-Capitalization
		capitalization 					 Stock Risk
		companies		Invests at least 80% of	Price Risk
					its assets in equity 	Small-Capitalization
					securities, generally 	 Stock Risk
					common and preferred
					stocks

					Seeks investments with
					the potential for capital
					appreciation as a result
					of earnings growth or
					improvements in equity
					valuation
----		----			--------------------	----------------------
International 	Long-term		Invests principally 	Currency Risk
Equity Fund	capital appreciation	in common and 		Economic Risk
		from foreign equity 	preferred stocks of 	Emerging Markets Risk
		securities; income is 	non-U.S. companies of 	Foreign Securities Risk
		the secondary 		any size in developed 	Intelligence Risk
		objective		as well as emerging 	Liquidity Risk
					markets			Market Risk
								Mid-Capitalization
					Invests at least 80% of  Stock Risk
					its assets in equity 	Political Risk
					securities, generally 	Price Risk
					common and preferred 	Small-Capitalization
					stocks			 Stock Risk

					Seeks to achieve
					returns from capital
					appreciation due to
					improvements in equity
					valuation and earnings
					growth
----		----			--------------------	----------------------


Principal Risk Factors
----------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Funds.

Currency Risk	The value of foreign securities in
		an investor's home currency
		depends both upon the price of the
		securities and the exchange rate
		of the currency.  Thus, the value
		of an investment in a foreign
		security will drop if the price
		for the foreign currency drops in
		relation to the U.S. dollar.
		Adverse currency fluctuations are
		an added risk to foreign
		investments.  Currency risk can be
		reduced through diversification
		among currencies or through
		hedging with the use of foreign
		currency contracts.

Economic Risk	The prevailing economic
		environment is important to the
		health of all businesses.
		However, some companies are more
		sensitive to changes in the
		domestic or global economy than
		others.  These types of companies
		are often referred to as cyclical
		businesses.  Countries in which a
		large portion of businesses are in
		cyclical industries are thus also
		very economically sensitive and
		carry a higher amount of economic
		risk.

Emerging 	Investments in emerging markets
Markets Risk	securities involve all of the
		risks of investments in foreign
		securities (see below), and also
		have additional risks.  The
		markets of developing countries
		have been more volatile than the
		markets of developed countries
		with more mature economies.  Many
		emerging markets companies in the
		early stages of development are
		dependent on a small number of
		products and lack substantial
		capital reserves.  In addition,
		emerging markets often have less
		developed legal and financial
		systems.  These markets often have
		provided significantly higher or
		lower rates of return than
		developed markets and usually
		carry higher risks to investors
		than securities of companies in
		developed countries.

Foreign 	Investments in securities of
Securities Risk	foreign issuers, whether directly
		or indirectly in the form of
		American Depositary Receipts or
		similar instruments involve
		additional risks different from
		those associated with investing in
		securities of U.S. issuers.  There
		may be limited information
		available to investors, and
		foreign issuers are not generally
		subject to uniform accounting,
		auditing and financial standards
		and requirements like those
		applicable to U.S. issuers.  The
		value of foreign securities may be
		adversely affected by changes in
		the political or social
		conditions, confiscatory taxation,
		diplomatic relations,
		expropriation, nationalization,
		limitation on the removal of funds
		or assets, or the establishment of
		exchange controls or other foreign
		restrictions and tax regulations
		in foreign countries.  Foreign
		securities trade with less
		frequency and volume than domestic
		securities and therefore may have
		greater price volatility.  In
		addition, just as foreign markets
		may respond to events differently
		from U.S. markets, foreign
		securities can perform differently
		from U.S. securities.

Intelligence 	Intelligence risk is a term
Risk		created by The Managers Funds LLC
		to describe the risks taken by
		mutual fund investors in hiring
		professional asset managers to
		manage assets.  The asset managers
		evaluate investments relative to
		all of these risks and allocate
		accordingly.  To the extent that
		they are intelligent and make
		accurate projections about the
		future of individual businesses
		and markets, they will make money
		for investors.  While most
		managers diversify many of these
		risks, their portfolios are
		constructed based upon central
		underlying assumptions and
		investment philosophies, which
		proliferate through their
		management
		organizations and are reflected
		in their portfolios.  Intelligence
		risk can be defined as the risk
		that asset managers may make
		poor decisions or use investment
		philosophies that turn out to be wrong.

Liquidity Risk	This is the risk that the Fund
		cannot sell a security at a
		reasonable price within a
		reasonable time frame when
		necessary due to a lack of buyers
		for the security. This risk
		applies to all assets.  For
		example, an asset such as a house
		has reasonably high liquidity risk
		because it is unique and has a
		limited number of potential
		buyers.  Thus, it often takes a
		significant effort to market, and
		it takes at least a few days and
		often months to sell.  On the
		other hand, a U.S. Treasury note
		is one of thousands of identical
		notes with virtually unlimited
		potential buyers and can thus be
		sold very quickly and easily.  The
		liquidity of financial securities
		in orderly markets can be measured
		by observing the amount of daily
		or weekly trading in the security,
		the prices at which the security
		trades and the difference between
		the price buyers offer to pay and
		the price sellers want to get.
		However, estimating the liquidity
		of securities during market
		upheavals is very difficult.

Market Risk	Market risk is also called
		systematic risk.  It typically
		refers to the basic variability
		that stocks exhibit as a result of
		stock market fluctuations.
		Despite the unique influences on
		individual companies, stock prices
		in general rise and fall as a
		result of investors' perceptions
		of the market as a whole.  The
		consequences of market risk are
		that if the stock market drops in
		value, the value of a Fund's
		portfolio of investments is also
		likely to decrease in value.  The
		decrease in the value of a Fund's
		investments, in percentage terms,
		may be more or less than the
		decrease in the value of the
		market.  Since foreign securities
		trade on different markets, which
		have different supply and demand
		characteristics, their prices are
		not as closely linked to the U.S.
		markets.  Foreign securities
		markets have their own market
		risks, and they may be more or
		less volatile than U.S. markets
		and may move in different
		directions.

Mid-		Mid-capitalization companies often
Capitalization  have greater price volatility,
Stock Risk	lower trading volume and less
		liquidity than larger, more
		established companies.  These
		companies tend to have smaller
		revenues, narrower product lines,
		less management depth and
		experience, smaller shares of
		their product or service markets,
		fewer financial resources and less
		competitive strength than larger
		companies.  For these and other
		reasons, a Fund with investments
		in mid-capitalization companies
		carries more risk than a Fund with
		investments in large-
		capitalization companies.

Political Risk	Changes in the political status of
		any country can have profound
		effects on the value of securities
		within that country.  Related risk
		factors are the regulatory
		environment within any country or
		industry and the sovereign health
		of the country.  These risks can
		only be reduced by carefully
		monitoring the economic, political
		and regulatory atmosphere within
		countries and diversifying across
		countries.

Price Risk	As investors perceive and forecast
		good business prospects, they are
		willing to pay higher prices for
		securities.  Higher prices
		therefore reflect higher
		expectations.  If expectations are
		not met, or if expectations are
		lowered, the prices of the
		securities will drop.  This
		happens with individual securities
		or the financial markets overall.
		For stocks, price risk is often
		measured by comparing the price of
		any security or portfolio to the
		book value, earnings or cash flow
		of the underlying company or
		companies.  A higher ratio denotes
		higher expectations and higher
		risk that the expectations will
		not be sustained.

Small-		Small-capitalization companies
Capitalization 	often have greater price
Stock Risk	volatility, lower trading volume
		and less liquidity than larger,
		more established companies.  These
		companies tend to have smaller
		revenues, narrower product lines,
		less management depth and
		experience, smaller shares of
		their product or service markets,
		fewer financial resources and less
		competitive strength than larger
		companies.  For these and other
		reasons, a Fund with investments
		in small-capitalization companies
		carries more risk than a Fund with
		investments in large-
		capitalization companies.

		PERFORMANCE SUMMARY
		-------------------
The following bar charts and table illustrate the risks of investing in the Funds by showing the Fund's year-by-year total returns and how the performance has varied from year to year and by comparing the Fund's performance to that of a broadly based securities market index. The bar charts and table assume that all dividend and capital gain distributions have been reinvested for the Funds and the applicable index. A description of the indexes is included in Appendix A. Past performance of a Fund (before and after taxes) does not guarantee future results.


			Special Equity Fund
	Annual Total Returns - Last Ten Calendar Years
			  (Investor Class)
		---------------------------------
		   [To be updated by amendment]

			Best Quarter:
			Worst Quarter:


		    International Equity Fund
	Annual Total Returns - Last Ten Calendar Years
		---------------------------------
			  (Investor Class)

		   [To be updated by amendment]

			Best Quarter:
			Worst Quarter:

		Average Annual Total Returns (a)
			(as of 12/31/03)
		---------------------------------
		[To be updated by amendment]



						   Since	Inception
			1 Year	5 Years	10 Years   Inception	Date
			------	-------	--------   ---------	---------
Special Equity Fund						 6/1/84
  Investor Class
  Return Before Taxes
  Return After Taxes on
   Distributions
  Return After Taxes on
   Distributions and
   Sale of Fund Shares
 Russell 2000 Index (b)
  (before taxes)

International Equity
 Fund								12/31/85
  Investor Class
  Return Before Taxes
  Return After Taxes on
   Distributions
  Return After Taxes on
   Distributions and
   Sale of Fund Shares
  MSCI EAFE Index (b)
   (before taxes)




(a)	After-tax returns are calculated by Lipper.  After-
tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns are shown for only the Investor Class because the Advisor Class and Institutional Class are new. Returns for the Advisor Class and Institutional Class will vary from those of the Investor Class.

(b)	Reflects no deduction for fees, expenses or taxes.


			FEES AND EXPENSES
			-----------------
This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Advisor Class or Institutional
Class shares of the Funds.

Shareholder Fees (fees paid directly from your investment)



					Investor	Advisor		Institutional
					Class		Class		Class
					---------	---------	-------------
Maximum Sales Charge (Load) Imposed on
Purchases as a percentage of the
offering price)				None		None		None

Maximum Deferred Sales Charge (Load)	None		None		None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions				None		None		None
Redemption Fee (International Equity
Fund)*					2%		2%		2%
Exchange Fee				None		None		None
Maximum Account Fee			None		None		None




* Applies to redemptions occurring within 60 days of purchase.
See "Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)



								 Total Annual
			Management 	Distribution	Other	 Fund Operating
			Fees		(12-b1) Fees	Expenses Expenses
			----		------------	-------- --------------
Special Equity Fund (1)
Investor Class		0.90%		0.00%
Advisor Class		0.90%		0.50%
Institutional Class	0.90%		0.00%

International Equity
Fund (1)
Investor Class		0.90%		0.00%
Advisor Class		0.90%		0.50%
Institutional Class	0.90%		0.00%




(1) Each Fund has entered into arrangements with unaffiliated broker-dealers to pay a portion of the Fund's expenses. In addition, each Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Funds incurred actual "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2003 in amounts less than the amounts shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2003 for the Investor Class shares of the Funds were and for the Advisor Class and Institutional Class would have been as follows: Special Equity Fund Investor Class - ____%, Advisor Class - ____%, and Institutional Class - ____%; International Equity Fund Investor Class - ____%, Advisor Class - ____% and Institutional Class - ____%.


Example
-------
This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Investor Class, Advisor Class or Institutional Class shares of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:




				1 Year	3 Years	5 Years	10 Years
                        	------  ------- ------- --------
Special Equity Fund
International Equity Fund





The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

		 THE MANAGERS FUNDS
		 ------------------

The Managers Funds Family of Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. The Funds employ a multi-manager investment approach which can provide added diversification within each portfolio. Managers Special Equity Fund and Managers International Equity Fund offer three classes of shares: the Investor Class, the Advisor Class and the Institutional Class.

The Managers Funds LLC (the "Investment Manager"), an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Funds. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 60 days of any such changes. The Investment Manger or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Funds' distributor. MDI receives no compensation from the Funds for its services as distributor.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

SPECIAL EQUITY FUND
===================

FUND FACTS
----------------------------------------------------------------
Objective:		Long-term capital appreciation

Investment Focus:	Equity securities of small- and medium-
			sized U.S. companies

Benchmark:		Russell 2000 Index

Ticker:			MGSEX (Investor Class)
			To be Determined for Advisor &
			Institutional Classes
Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31, 2002, the Russell 2000 Index included companies with capitalizations from $5.5 million to $2.4 billion. Under normal circumstances, the Fund invests at least 80% of assets in equity securities, generally common and preferred stocks; this policy may not be changed without providing shareholders 60 days' notice. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The Fund's assets are currently allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset managers believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell a security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?
-----------------------------

This Fund may be suitable if you:
* Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

* Are willing to accept a higher degree of risk for the opportunity of higher potential returns

* Have an investment time horizon of five years or more

This Fund may not be suitable if you:
* Are seeking stability of principal
* Are investing with a shorter time horizon in mind
* Are uncomfortable with stock market risk
* Are seeking current income



		PORTFOLIO MANAGEMENT OF THE FUND
		--------------------------------
Donald Smith & Co., Inc. ("Donald Smith"), Kern Capital
Management LLC ("Kern"), Essex Investment Management Company, LLC
("Essex"), Skyline Asset Management, L.P. ("Skyline") and
Westport Asset Management, Inc. ("Westport") each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at East 80, Route 4, Paramus, New Jersey. As of December 31, 2003, Donald Smith had approximately $1.7 billion in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President of and a portfolio manager for Donald Smith since 1983.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2002, Kern had assets under management of approximately $1.8 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm's formation. Prior to that time, he was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Essex has managed a portion of the Fund since December 2003. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2003, Essex had assets under management of approximately $5.9 billion. Craig Lewis is the portfolio manager of the portion of the assets managed by Essex. He is a Principal of, and a portfolio manager for, Essex, positions he has held with Essex since May 2002. Mr. Lewis was a Senior Vice President of, and a portfolio manager for, Putnam Investments, from 1998 to 2002.

Skyline has managed a portion of the Fund since December 2000.
Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago,
Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of

Skyline is Affiliated Managers Group, Inc. As of December 31, 2003, Skyline had assets under management of approximately $1.6 billion. William M. Dutton and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline. Mr. Dutton is a portfolio manager for and is the Managing Partner of Skyline, positions he has held since the firm's formation.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2003, Westport had assets under management of approximately $[___] billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of, and a portfolio manager for, Westport and has acted in those capacities for the firm since its formation. Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport and has acted in those capacities for the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Donald Smith, Kern, Essex, Skyline and Westport.

INTERNATIONAL EQUITY FUND
=========================

FUND FACTS
-------------------------------------------------------------------
Objective:		Long-term capital appreciation; income is
			the secondary objective

Investment Focus:	Equity securities of non-U.S. companies


Benchmark:		MSCI EAFE Index


Ticker:			MGITX (Investor Class)
			To be Determined for Advisor & Institutional
			Classes


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, generally common and preferred stocks; this policy may not be changed without providing shareholders 60 days' notice.

The Fund's assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value. The asset manager uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes. Another asset manager generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the asset manager may identify broad-based, demographic trends, such as an increase in the average age of a region's population, that may make investments in particular companies or industries particularly attractive. The third asset manager utilizes a growth approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings. Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if an asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell a security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?
-----------------------------
This Fund may be suitable if you:
* Are seeking an opportunity for additional returns through international equities in your investment portfolio
* Are willing to accept a moderate risk investment
* Have an investment time horizon of five years or more

This Fund may not be suitable if you:
* Are seeking stability of principal
* Are investing with a shorter time horizon in mind
* Are uncomfortable with stock market risk
* Are seeking current income


		PORTFOLIO MANAGEMENT OF THE FUND
		--------------------------------
Lazard Asset Management, LLC ("Lazard"), Bernstein Investment
Research and Management ("Bernstein") and Mastholm Asset
Management, L.L.C. ("Mastholm") each manage a portion of the Fund.

Lazard has managed a portion of the Fund since September 2003. Lazard, located at 30 Rockefeller Plaza, New York, New York, was founded in [___]. As of December 31, 2003, Lazard had assets under management in excess of $69.1 billion. William E. Holzer is the portfolio manager for the portion of the Fund managed by Lazard. He is a Director of, and a portfolio manager for, Lazard, positions he has held with the firm since August 2003. He was a Managing Director of, and a portfolio manager for, Deutsche Investment Management Americas, Inc. ("Deutsche"), from 1980 to 2003. From December 1989 until August 2003, Mr. Holzer was responsible in his capacity as a portfolio manager for Deutsche for managing the portion of the Fund's assets allocated to Deutsche.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York, New York, is a unit of Alliance Capital Management L.P. which was first organized in 1962. As of December 31, 2002, Alliance Capital Management L.P. had approximately $386.6 billion in assets under management. Andrew S. Adelson is the portfolio manager for the Fund. He is the Chief Investment Officer of Global Value Equities. Mr. Adelson has been a portfolio manager for Bernstein since 1980.

Mastholm has managed a portion of the Fund since March 2000. Mastholm, located at 10500 N.E. 8th Street, Bellevue, Washington, was founded in 1997. As of December 31, 2002, Mastholm had assets under management of approximately $3.1 billion. Mastholm uses a team approach to manage its portion of the Fund. The team is headed by Theodore J. Tyson, and includes Joseph Jordan and Douglas Allen. Mr. Tyson is a Managing Director of, and portfolio manager for, Mastholm, positions that he has held since 1997. Prior to joining the firm, he was Vice President of Investors Research Corporation since 1989. Mr. Jordan is a Director of, and portfolio manager for, Mastholm, positions he has held since 1997. Prior to joining the firm, he was an International Investment Analyst at Investors Research Corporation since 1992. Mr. Allen is a Director of, and portfolio manager for, Mastholm, positions that he has held since 1999. Prior to joining the firm, he was an International Investment Analyst for American Century Investment Management since 1995.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Lazard, Bernstein and Mastholm.

ADDITIONAL PRACTICES/RISKS


	OTHER SECURITIES AND INVESTMENT PRACTICES
	-----------------------------------------
The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities- Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements- Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities- Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of International Equity Fund, Emerging Markets Equity Fund or Global Bond Fund, for which these risks are principal risks discussed in the Risk/Return Summary. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure- Each Fund may invest in U.S. companies which generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of Fund's shares.

Initial Public Offerings - Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives- - Each Fund (other than Money Market Fund) may invest in derivatives. Derivatives, which include options, futures and forward currency contracts, are financial instruments whose value derives from another security, an index or financial indicator or a currency. Each Fund may use derivatives to reduce or increase its exposure to market price movements either to protect against losses (hedging) or to increase returns. While hedging can guard against potential risks, it can increase Fund expenses and can eliminate some opportunities for gains. Derivative positions may not perform as anticipated and can result in losses, which certain types of derivative positions may amplify. In addition, a Fund may suffer losses because it is unable to close out a derivative position when desired. The Funds are not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions.

High-Yield Bonds- Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as "junk bonds". High-yield bonds are debt securities rated below BBB by Standard & Poor's Corporation or Baa3 by Moody's Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

* the risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

* issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

When -Issued Securities- Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds- Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.


		A FEW WORDS ABOUT RISK
		----------------------
In the normal course of everyday life, each of us takes risk.
What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

* Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

* Everybody's perception of reward is different; and

* High risk does not in itself imply high reward.


While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks.
This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.


ABOUT YOUR INVESTMENT


		    FINANCIAL HIGHLIGHTS
		[To be updated by amendment]

			YOUR ACCOUNT
			------------
You may invest in the Funds by purchasing either Investor Class shares, Advisor Class shares or Institutional Class shares. Each Class of shares is subject to different minimum initial investment amounts, as described below. Advisor Class shares are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which may result in the Advisor Class shares experiencing a lower total return than the Investor Class shares or the Institutional Class shares. The net asset value per share of the Investor, Advisor and Institutional Classes may also differ. In all other material aspects, Investor Class, Advisor Class and Institutional Class shares are the same, each representing a proportional interest in the Fund.

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) of the Investor Class, Advisor Class or the Institutional Class shares next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV per share of each Class is equal to the Fund's net worth (assets minus liabilities) allocable to that Class of shares divided by the number of shares outstanding of that Class. The Funds' NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also receive that day's offering price provided the orders the processing organization transmits to the Fund were accepted by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are principally traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

Managers International Equity Fund invests in securities that trade in foreign markets. Because substantial time may pass between the time the local market for a security closes and the time the Fund calculates its NAV (typically the close of the NYSE), intervening events may call into question the reliability of the closing local market price for that security. On behalf of Managers International Equity Fund, the Manager monitors intervening events that may affect the value of securities held in the Fund's portfolio and, in accordance with procedures adopted by the Fund's Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect fair value as of the time the Fund's NAV is calculated.

Minimum Investments in the Funds
--------------------------------
Cash investments in the Funds must be in U.S. dollars. Third-party checks and "starter" checks will not be accepted for the initial investment in the Funds or for any additional investment amounts.

The following table provides the minimum initial and additional investments in the Funds for Investor Class shares, Advisor Class shares and Institutional Class shares:




			Investor Class Shares		Advisor Class Shares		Institutional Class Shares
			---------------------		--------------------		--------------------------
			Initial 	Additional	Initial		Additional	Initial		Additional
			Investment	Investment	Investment	Investment	Investment	Investment
			----------	----------	----------	----------	----------	----------
Regular Accounts	$2,000		$100		$2,000		$100		$250,000	$1,000
Traditional IRA		 1,000		 100		 1,000		 100		 250,000	 1,000
ROTH IRA		 1,000		 100		 1,000		 100		 250,000	 1,000
Education Savings
Account			 1,000		 100		 1,000		 100		   N/A		   N/A
SEP IRA			 1,000		 100		 1,000		 100		   N/A		   N/A
SIMPLE IRA		 1,000		 100		 1,000		 100		   N/A		   N/A




The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions.
The account must be used to pay qualified educational expenses
(Also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

		HOW TO PURCHASE SHARES
		----------------------

By Mail
-------
* To open your account, complete and sign the account application and make your check payable to The Managers
Funds.  Mail the check and account application to:

	The Managers Funds
	c/o BFDS, Inc.
	P.O. Box 8517
	Boston, MA  02266-8517

* To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Fund name on your check.

By Telephone
------------
* After establishing this option on your account, call the Fund at (800) 252-0682. The minimum additional investment is $100.

By Wire
-------
* Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN-The Managers
Funds A/C 9905-001-5, FBO shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

By Internet
-----------
* If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.

Note:	If you redeem shares following a purchase by check, the
Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.


			DISTRIBUTION PLAN
			-----------------
The Fund has adopted a distribution plan to pay for the marketing of Advisor Class shares of Managers Special Equity Fund and Managers International Equity Fund. The Board of Trustees has authorized payments to MDI under the plan at an annual rate of 0.40% of each Fund's average daily net assets allocable to the Advisor Class shares of that Fund. Investor Class shares and Institutional Class shares are not subject to a distribution plan and are not affected by expenses incurred under the distribution plan. Because payments under the plan are expenses allocable to Advisor Class shares that are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in Advisor Class shares and may cost more than other types of sales charges.

			HOW TO SELL SHARES
			------------------
You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order in proper form. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

By Mail
-------
*	Write a letter of instruction containing:
	- the name of the Fund(s)
	- dollar amount or number of shares to be redeemed
	- your name
	- your account number(s)
	- signatures of all account owners


and mail the written instructions to The Managers Funds, c/o
Boston Financial Data Services, Inc., P.O. Box 8517, Boston, MA
02266-8517.

By Telephone
------------
* After establishing this option on your account, call the Fund at (800) 252-0682.

* Telephone redemptions are available only for redemptions which are below $25,000.

By Internet
-----------
* See our website at http://www.managersfunds.com.
Note:	If you redeem shares following a purchase by check, the
Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.
Redemptions of $25,000 and over of the Investor Class, Advisor Class and Institutional Class shares of the Funds require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.


			REDEMPTION FEES
			---------------
Managers International Equity Fund will deduct a 2% redemption fee (the "Redemption Fee") from the proceeds of any redemption
(including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares.

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of International Equity Fund shares are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the International Equity Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the International Equity Fund purchased by automatic reinvestment of dividends or capital gains distributions. Under certain circumstances, the Redemption Fee will not apply to shares purchased or held through financial intermediary such as a broker, retirement plan administrator, bank or trust company. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The International Equity Fund reserves the right to modify the terms of, or terminate, the Redemption Fee at any time.


			INVESTOR SERVICES
			-----------------
Automatic Reinvestment Plan Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Managers Funds Family of Funds. You can elect to receive cash.

Automatic Investments Allows you to make automatic deductions of $100 or more from a designated bank account into a Fund account.

Automatic Redemption Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

Individual Retirement Accounts Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege Allows you to exchange your shares of the Funds for shares of other funds in any of our fund families. In addition, exchanges between classes of the Funds are subject to the requirements for an investment in the class into which you wish to exchange. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

		OTHER OPERATING POLICIES
		------------------------
	The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds reserve the right to:

* redeem an account if the value of the account falls below $500 for Investor Class shares, $500 for Advisor Class shares or $10,000 for Institutional Class shares due to redemptions;

* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

* change the minimum investment amounts;

* delay sending out redemption proceeds for up to seven days
(this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

* make a redemption-in-kind (a payment in portfolio securities instead of in cash);

* refuse a purchase order for any reason;

* refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.


		ACCOUNT STATEMENTS
		------------------
You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

		DIVIDENDS AND DISTRIBUTIONS
		---------------------------
Income dividends, if any, for each of the Funds, are normally declared and paid annually. Capital gain distributions, if any, for the Funds, are normally declared and paid annually in December.

			TAX INFORMATION
			---------------
Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

* fail to provide a social security number or taxpayer identification number;

* fail to certify that their social security number or taxpayer identification number is correct; or

* fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

		APPENDIX A:  DESCRIPTION OF INDEXES
		-----------------------------------
Russell 2000(r) Index
---------------------
Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000r Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $629 million; the median market capitalization was approximately $302 million. The largest company in the index had an approximate market capitalization of $2.4 billion. As of December 31, 2002, the range of market capitalizations for the Russell 2000 Index was $5.5 million to $2.4 billion.

MSCI EAFE Index
---------------
Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and the percentage of a company's shares that are available for trading by the public (the company's "float"). By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australia, & Far East) Index includes the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Additional Information
----------------------
Additional information about each Fund and its investments are available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:


By Telephone:	1-800-835-3879


By Mail:	The Managers Funds
		40 Richards Avenue
		Norwalk, CT  06854

On the Internet: Electronic copies are available on our website at
		 http://www.managersfunds.com

In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Information about the Funds including each Fund's current
Statement of Additional Information and Annual and Semi-Annual
Reports are on file with the Securities and Exchange Commission.
Each Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail request to: publicinfo@sec.gov, or by writing to the SEC's
Public Reference Section, Washington, D.C. 20549-0102 (202-942-
8090). Information about the Funds also may be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.


Investment Company Act Registration Number 811-3752

======================================================================

 Managers Special Equity Fund and Managers International Equity Fund
         Multi-Class Statement of Additional Information

======================================================================








			   THE MANAGERS FUNDS


			   SPECIAL EQUITY FUND
			   -------------------
			INTERNATIONAL EQUITY FUND
			-------------------------

			     INVESTOR CLASS
			     ADVISOR CLASS
			  INSTITUTIONAL CLASS



		STATEMENT OF ADDITIONAL INFORMATION
		-----------------------------------
			Dated May 1, 2004

You can obtain a free copy of the Prospectus of these Funds by calling The Managers Funds LLC at (800) 835-3879. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus.
It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund's Prospectus.

The Financial Statements of the Funds, including the Report of Independent Accountants, for the fiscal year ended December 31, 2003 are included in the Funds' Annual Report for the fiscal year ended December 31, 2003 and are incorporated by reference into this document (meaning such documents are legally a part of this
Statement of Additional Information).   The Annual Report is
available without charge by calling The Managers Funds LLC at (800)
835-3879.

				TABLE OF CONTENTS
				-----------------

							Page
							----
GENERAL INFORMATION					 3

INVESTMENT OBJECTIVES AND POLICIES			 3
Investment Techniques and Associated Risks		 3
Diversification Requirements for the Fund		 9
Fundamental Investment Restrictions			 9
Portfolio Turnover					10
Trustees' Compensation					14

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	15
Management Ownership					16

MANAGEMENT OF THE FUND					16
Investment Manager					16
Compensation of Investment Manager and Subadvisor	18
Fee Waivers and Expense Limitations			19
Investment Management and Subadvisory Agreements	20
Custodian						23
Transfer Agent						23
Independent Public Accountants				23

BROKERAGE ALLOCATION AND OTHER PRACTICES		23

PURCHASE, REDEMPTION AND PRICING OF SHARES		25
Purchasing Shares					25
Redeeming Shares					26
Exchange of Shares					26
Net Asset Value						27
Dividends and Distributions				27

CERTAIN TAX MATTERS					28
Federal Income Taxation of Fund-in General		28
Taxation of the Fund's Investments			29
Foreign Shareholders					30
State and Local Taxes					31
Other Taxation						31

PERFORMANCE DATA					31
Total Return						31
Performance Comparisons					34
Massachusetts Business Trust				34
Description of Shares					35
Additional Information					36

FINANCIAL STATEMENTS					42




			(ii)

		GENERAL INFORMATION
		-------------------
	This Statement of Additional Information relates to Managers Special Equity Fund and Managers International Equity Fund (each a "Fund", and collectively the "Funds"). The Funds have three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. Each Fund is a series of shares of beneficial interest of The Managers Funds, a no-load mutual fund family formed as a Massachusetts business trust (the "Trust"). The Trust was organized on November 23, 1987.

	This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk,
CT  06854.  	Unlike other mutual funds which employ a single
manager to manage their portfolios, the Funds employ a multi-manager investment approach which achieves added diversification within a Fund's portfolio.

	The Managers Funds LLC, a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the "Trustees"), an independent asset manager, or a team of independent asset managers (the "Sub-Advisor" or "Sub-Advisors") to manage each Fund's investment portfolio. The Managers Funds LLC (the "Investment Manager") also monitors the performance, security holdings and investment strategies of these independent, external Sub-Advisors and researches any potential new Sub-Advisors for the Fund family. See "Management of the Funds."

  Investments in the Funds are not:

* Deposits or obligations of any bank;
* Guaranteed or endorsed by any bank; or
* Federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.


		INVESTMENT OBJECTIVES AND POLICIES
		----------------------------------
	The following is additional information regarding the investment policies used by the Funds in an attempt to achieve their respective objectives. Each Fund is an open-end, diversified management investment company.

	Managers Special Equity Fund (the "Special Equity Fund") and Managers International Equity Fund (the "International Equity Fund") each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Each Fund may not change this policy without providing its shareholders at least 60 days' prior written notice.

Investment Techniques and Associated Risks
------------------------------------------
	The following are descriptions of the types of securities that may be purchased by the Funds. Also see "Quality and Diversification Requirements of the Funds."

	(1)	Asset-Backed Securities.  Each Fund may invest in
securities referred to as asset-backed securities. These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

	Asset-backed securities are subject to additional risks. These risks are limited to the security interest in the collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

	(2)	Cash Equivalents.  Each Fund may invest in cash
equivalents. Cash equivalents include, but are not limited to, certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

	Bankers Acceptances. Each Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

	Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are "accepted" by foreign branches of major U.S. commercial banks.

	Certificates of Deposit. Each Fund may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

	Commercial Paper. Each Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers. A Fund may not purchase foreign commercial paper subject to foreign withholding tax at the time of purchase.

	Repurchase Agreements. Each Fund may enter into repurchase agreements with brokers, dealers or banks. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will any Fund enter into repurchase agreements for more than seven (7) days.

	Repurchase agreements could have certain risks that may adversely affect a Fund. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

	(3)	Reverse Repurchase Agreements.  Each Fund may enter into
reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the
"1940 Act"), a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may cause any gains or losses for a Fund to become magnified.

	A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. A Fund will establish and maintain a separate account with the custodian that contains liquid assets in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

	(4)	Eurodollar Bonds.  Each Fund may invest in Eurodollar
bonds. Eurodollar bonds are bonds issued outside the U.S., which are denominated in U.S. dollars.

	European Currency Unit Bonds. Each Fund may invest in European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units ("ECU"s). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts.
The ECU may fluctuate in relation to the daily exchange rates of its member's currencies.

	(5)	Foreign Currency Considerations.  Changes in foreign
exchange rates will affect the U.S. dollar value of securities that are denominated in non U.S. currencies. In addition, a Fund's income from foreign currency denominated securities is typically denominated in foreign currency. When a Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall.

	Forward Foreign Currency Exchange Contracts. The International Equity Fund may purchase or sell securities of foreign countries. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and on a future date. The contract is usually between a bank and its customers. A cross-currency contract is a contract which is denominated in another currency other than in U.S. dollars.

	If the Fund enters into a forward currency exchange contract, the Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts. Generally, the Fund will not enter into contracts that settle more than ninety (90) days later. The Fund may close out a currency contract position by entering into an offsetting currency contract with the counterparty to the original contract which may result in a gain or a loss.

	The use of currency contracts entails certain risks. Currency markets may not move as predicted or the Fund may not be able to enter into an offsetting transaction when desired, resulting in losses.

	(6)	Emerging Market Securities.  The International Equity
Fund may invest in emerging market securities. All the risks associated with investing in non-U.S. securities are further magnified when investing in emerging markets because these markets tend to have even less developed economic, monetary, banking, financial markets, legal, custody, financial reporting, auditing social and political systems.

	(7)	Illiquid Securities, Private Placements and Certain
Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund's portfolio. The price a Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

	Rule 144A securities may be determined to be illiquid in accordance with the guidelines established by the Investment
Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

	Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security's value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

	(8)	Investment Company Securities.  Each Fund may purchase
shares of other investment companies. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act.

	(9)	Municipal Bonds.  Each Fund may invest in three types of
municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts.
The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

	(10)	Obligations of Domestic and Foreign Banks.  Each Fund
may purchase obligations of domestic and foreign banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments.
 The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations.

	(11)	Futures Contracts.  When a Fund enters into a futures
contract, it agrees to buy or sell the contract's underlying instrument at a future date and agreed upon price. The Fund deposits and maintains initial margin equal to a specified percentage of the value of the contract until the contract is closed out. A Fund may either hold a futures contract position until the contract date or may enter into a closing transaction to terminate the contract prior to the contract date. When a Fund buys or sells a futures contact, it must also segregate liquid assets equivalent to the Fund's outstanding obligation under the contract.

	There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

	Equity Index Futures Contracts. The Special Equity Fund may enter into equity index futures contracts. An equity index future contract is an agreement for the Fund to buy or sell an index relating to an equity securities index at a mutually agreed upon date and price.

	(12)	Option Contracts.

	Covered Call Options. The Special Equity Fund may write (sell) covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts provided the options are listed on a national securities exchange or a futures exchange.

	A call option is a short-term contract that is generally for no more than nine (9) months. The contract gives the buyer, in return for the premium paid to the seller of the option, the right to buy the underlying security or contract at an agreed upon price from the option seller prior to the expiration of the option. The buyer can purchase the underlying security or contract at the agreed upon price regardless of its market price. A call option is considered "covered" if the party that is writing the option owns or has a right to immediately acquire the underlying security or contract.

	The Fund may terminate its obligation under an outstanding written call option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. The Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date.

There is no guarantee that a secondary market will exist when the Fund seeks to make a closing purchase transaction.
There are costs and risks associated with writing covered call options. The Fund incurs brokerage expenses in writing covered call options as well as fees for any purchases and sales of the underlying securities or contracts. Writing covered call options may increase the Fund's portfolio turnover rate. If the value of the instrument underlying a covered call option written by the Fund increases above the option price, the Fund will not benefit from the appreciation. In addition, underlying market and securities prices may not perform as expected, resulting in losses to the Fund.

	Covered Put Options.  The Special Equity Fund may write
(sell) covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

	A put option is a short-term contract that is generally for no more than nine (9) months. This contract gives the buyer, in return for the premium paid to the seller of the option, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the agreed upon price regardless of its market price. A put option is considered "covered" if the Fund that is writing the option has a short position with respect to the instrument underlying the option or has a right to immediately resell the underlying security or contract at a price equal to or greater than the put price. The seller of a put option assumes the risk of the decrease of the value of the underlying instrument and will not benefit from the effect of market price declines on its covering position. If the underlying instrument decreases in value, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

	The Fund may terminate its obligation under an outstanding written option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. The Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that a secondary market will exist when the Fund seeks to make a closing purchase transaction.

	There are costs and risks associated with writing covered put options. The Fund incurs brokerage expenses in writing covered put options as well as fees for any transactions in the option's underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered put option.
 In addition, underlying market and securities prices may not perform as expected resulting in losses to the Fund.

	Dealer Options. Each Fund may use Dealer Options. Dealer Options are also known as Over-the-Counter options ("OTC Options").
 Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The Subadvisor considers the creditworthiness and financial strength of the counterparty before entering into an OTC Option.

	Puts and Calls. The Special Equity Fund may buy options on individual stocks, equity indices and equity futures contracts. The Fund's purpose in buying these puts and calls is to protect against the effect on its portfolio of adverse changes in market prices. A put option gives the buyer the right to sell a security or contract at an agreed upon date and price. A call option gives the buyer the right to purchase the option's underlying instrument at an agreed upon date and price.

	(13)	Rights and Warrants.  Each Fund may purchase rights and
warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

	(14)	Securities Lending.  Each Fund may lend its portfolio
securities in order to realize additional income. This lending is subject to a Fund's investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, a Fund may use the collateral to satisfy the loan. When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional income. A Fund will bear the risk of any loss on any such investments.

	(15)	Segregated Accounts.  Each Fund will establish a
segregated account with its custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

	(16)	Short Sales.  Each Fund may enter into short sales.  A
short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund's obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. Each Fund may also engage in "short sales against the box" which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

	(17)	When-Issued Securities.  Each Fund may purchase
securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

	In connection with these transactions, a Fund will maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Diversification Requirements for the Funds
------------------------------------------
	Each Fund intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

	At the time any of the Funds invest in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or the issuer's parent corporation, if any, must have outstanding commercial paper rated
Prime-1 by Moody's Investors Services, Inc. ("Moody's") (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment
Manager or the Sub-Advisor(s).

Fundamental Investment Restrictions
-----------------------------------

	The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a)
67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Special Equity Fund and the International Equity Fund may not:

	(1)	Issue senior securities.  For purposes of this
restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

	(2)	Borrow money, except (i) in amounts not to exceed
33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

	(3)	Underwrite the securities of other issuers, except
to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

	(4)	Purchase or sell real estate, except that the Fund
may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

	(5)	Purchase or sell physical commodities, except that each
Fund may purchase or sell options and futures contracts thereon.

	(6)	Make loans, except that the Fund may (i) lend portfolio
securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

	(7)	Invest more than 25% of its total assets in the
securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

	(8)	Purchase from or sell portfolio securities to its
officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

	If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

	Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Standard Industrial Classification (SIC) codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

Temporary Defensive Position
----------------------------
	Each Fund may invest, at the discretion of its Subadvisor(s) without limit, in cash or quality short term debt securities including repurchase agreements.

Portfolio Turnover
------------------
The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

	For the last two fiscal years, the portfolio turnover rates for each Fund were as follows:



Fund				2003		2002

Special Equity Fund		[___]%		 67%
International Equity Fund	[___]%		132%



			TRUSTEES AND OFFICERS
			---------------------

Trustees and Officers of the Trust
----------------------------------
	The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

	The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by at least two-thirds of the number of Trustees remaining after such removal (provided that there shall not be fewer than 3 remaining Trustees); (c) shareholders may vote to remove a Trustee at a special meeting of shareholders held at the written request of shareholders of 10% or more of the outstanding shares of the Trust.

Independent Trustees
The Trustees in the following table are not "interested persons" of the Trust within the meaning of the 1940 Act:


		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND AGE         LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX* HELD BY TRUSTEE
		   SERVED	 			OVERSEEN BY
							 TRUSTEE
-------------   ---------------- ---------------------  ------------- ---------------------------
Jack W.Aber	Trustee since 	 Professor of Finance,	     27	      Trustee of Appleton Growth
DOB: 9/9/37	1999		 Boston University 			Fund (1 portfolio);
				 School of Management		      Trustee of Third Avenue
				 (1972-Present)				Trust (4 portfolios);
								      Trustee of Third Avenue
								      Variable Trust (1 portfolio)
-------------   ---------------- ---------------------  ------------- ----------------------------
William E.	Trustee since	 President and Owner,	     27	      Trustee of Third Avenue
Chapman,II	1999		 Longboat Retirement			Trust (4 portfolios);
DOB: 9/23/41			 Planning Solutions		      Trustee of Third Avenue
				 (1998-Present);		      Variable Trust (1 portfolio)
				 Hewitt Associates,LLC
				 (part time)(provider
				 of Retirement and
				 Investment Education
				 Seminars); President,
				 Retirement Plans Group,
				 Kemper Funds (1990-1998)
-------------   ---------------- ---------------------- ------------- ---------------------------
Edward J.	Trustee since	 Partner, Hepburn Willcox     27      Trustee of Third Avenue
Kaier		1999		 Hamilton & Putnam (1977-	      Trust (4 portfolios);
DOB: 9/23/45			 Present)			      Trustee of Third Avenue
								      Variable Trust (1 portfolio)
-------------   ---------------- ---------------------- ------------- ---------------------------
Madeline H.	Trustee since 	 Member,Investment	      19		None
McWhinney	1987		 Committee, New Jersey
DOB :3/11/22			 Supreme Court (1990-
  				 Present); Member,
 				 Advisory Board on
				 Professional Ethics,
				 New Jersey Supreme
				 Court (1983-1998);
				 President, Dale, Elliott
				 & Company, Inc.
				 (Management Consultant)
				 (1977-1994)
-------------   ---------------- ---------------------- ------------- ---------------------------



		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND AGE         LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX* HELD BY TRUSTEE
		   SERVED	 			OVERSEEN BY
							 TRUSTEE
-------------   ---------------- ---------------------  ------------- ---------------------------
Steven J.	Trustee since	 Private Investor;		      Trustee of Professionally
 Paggioli	1993	 	 Executive Vice President,    19      Managed Portfolios
DOB:4/3/50			 Secretary and Director, 	      (15 portfolios)
			 	 Investment Company
				 Administration, LLC
				 (1990-2001); Trustee,
				 Professionally Managed
				 Portfolios, (1991-2001);
				 Consultant, formerly
				 Executive Vice President
				 and Director, The
				 Wadsworth Group (1986-
				 2001); Vice President,
				 Secretary and Director,
				 First Fund Distributors,
				 Inc.(1991-2001)
-------------   ---------------- ---------------------- ------------- ---------------------------
Eric Rakowski	Trustee since	 Professor, University of     27      Trustee of Third Avenue
DOB:6/5/58	1999		 California at Berkeley		      Trust (4 portfolios)
				 School of Law (1990-		      Trustee of Third Avenue
				 Present); Visiting 		      Variable Trust (1 portfolio)
				 Professor, Harvard Law
				 School (1998-1999)
-------------   ---------------- ---------------------- ------------- ---------------------------
Thomas R.	Trustee since	 Professor of Finance, 	      19		None
Schneeweis	1987		 University of Massa-
DOB :5/10/47			 chusetts (1985-Present);
				 Managing Director,
				 CISDM at the University
				 of Massachusetts, (1994-
				 Present); President and
				 Chief Executive Officer,
				 Schneeweis Partners, LLC
				 (2001-Present)
-------------   ---------------- ---------------------- ------------- ---------------------------




*The Fund complex consists of The Managers Funds, Managers AMG
Funds, Managers Trust I and Managers Trust II.

Interested Trustees
-------------------
The Trustees in the following table are "interested persons" of the
Trust within the meaning of the 1940 Act.	Mr. Healey is an
interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.


		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND AGE         LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX  HELD BY TRUSTEE/OFFICER
		   SERVED	 			OVERSEEN BY
							 TRUSTEE*
-------------   ---------------- ---------------------  ------------- ---------------------------
Sean M.Healey	Trustee since	 President and Chief 	      27		None
DOB:5/9/61	1999		 Operating Officer,
				 Affiliated Managers
				 Group,Inc.(1999-Present);
			         Director,Affiliated
				 Managers Group,Inc.
				 (2001-Present);
				 Executive Vice President,
				 Affiliated Managers Group,
				 Inc.(1995-1999); Vice
				 President, Goldman, Sachs
				 & Company (1987-1995)
-------------   ---------------- ---------------------  ------------- ---------------------------



		POSITION(S) HELD			NUMBER        OTHER
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
AND AGE         LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX  HELD BY TRUSTEE/OFFICER
		   SERVED	 			OVERSEEN BY
							 TRUSTEE*
-------------   ---------------- ---------------------  ------------- ---------------------------
Peter M.	Trustee since    President and Chief 	       27		None
Lebovitz	2002;		 Executive Officer,
DOB :1/18/55	President since	 The Managers Funds
		1999		 LLC (1999-Present);
				 President, Managers
				 Distributors, Inc. (2000-
				 Present); Director of
				 Marketing, The Managers
				 Funds, LP (1994-1999);
				 Director of Marketing,
				 Hyperion Capital
				 Management, Inc. (1993-
				 1994); Senior Vice
				 President, Greenwich
				 Asset Mgmt.,Inc. (1989-
				 1993)
-------------   ---------------- ---------------------  ------------- ---------------------------




*The Fund complex consists of The Managers Funds, Managers AMG
Funds, Managers Trust I and Managers Trust II

Officers
--------


		POSITION(S) HELD
NAME		WITH TRUST AND	 PRINCIPAL OCCUPATIONS
AND DATE OF      LENGTH OF TIME	 DURING PAST 5 YEARS
BIRTH		   SERVED
-------------   ---------------- --------------------------------------
Galan G.Daukas	Chief Financial	  Chief Operating Officer,The Managers
DOB:10/24/63	Officer since     Funds LLC (2002-Present); Chief Financial
		2002		  Officer Managers AMG Funds, Managers Trust
				  I and Managers Trust II (2002-Present);
				  Chief Operating Officer
				  and Chairman of the Management Committee,
				  Harbor Capital Management Co., Inc. (2000-
				  2002); Chief Operating Officer, Fleet
				  Investment Advisors (1992-2000)
-------------   ---------------- ---------------------------------------
Donald S. 	Treasurer since     Director, Finance and Planning, The
Rumery		1995		   Managers Funds LLC,(1994-Present);
DOB:5/29/58	Secretary since	  Treasurer and Chief Financial Officer,
		1997		  Managers Distributors, Inc. (2000-Present);
				  Secretary and Treasurer of Managers Trust I
				  and Managers Trust II (2000-Present);
				  Treasurer of Managers AMG Funds (1999-
				  present).
-------------   ---------------- --------------------------------------



Trustee Share Ownership
-----------------------


----------------------	-----------------------	------------------------------
						Aggregate Dollar Range of Equity
						Securities in All registered
			Dollar Range of Equity	Investment Companies Overseen by
			Securities in the Funds	Trustee in Family of Investment
			Beneficially Owned as 	Companies* Beneficially Owned
			of December 31, 2003	as of December 31, 2003
----------------------	-----------------------	------------------------------
Independent Trustees:

Jack W. Aber		  $10,000 to $50,000	     $50,001 to $100,000
William E. Chapman II	     Over $100,000	       Over $100,000
Edward J. Kaier		     Over $100,000             Over $100,000
Madeline H. McWhinney	     Over $100,000             Over $100,000
Steven J. Paggioli	     Over $100,000	       Over $100,000
Eric Rakowski		  $10,001 to $100,000	     $10,001 to $100,000
Thomas R. Schneeweis		$		    	    $

----------------------	-----------------------	------------------------------
Interested Trustees:

Sean M. Healey		  $50,001 to $100,000	        Over $100,000
Peter M. Lebovitz	     Over $100,000	        Over $100,000

----------------------	-----------------------	------------------------------



* The Managers Funds Family of Funds consists of The Managers
Funds, Managers AMG Funds, Managers Trust I, and Managers Trust
II.

Audit Committee
---------------
	The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the
Committee: (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes; (b) receives and reviews communications from the auditors relating to the auditors' review of the Fund's financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust's independent auditors; (d) meets periodically with the independent auditors to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent auditors; (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors' status as "independent" under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and
(g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees' Compensation
----------------------
	The Trust compensates the Trustees based on their services to all series of the Trust, including the Funds, not on a series by series basis. For their services as Trustees of The Managers Funds and other mutual funds within the Managers Funds Family of Funds for the fiscal year ended December 31, 2003, the Trustees were compensated as follows:

Compensation Table:
-------------------



						Total Compensation
						from the
			Aggregate		Funds and the
Name of			Compensation		Fund Complex
 Trustee 		from the Trust(a)	Paid to Trustees (b)
--------		-----------------	--------------------

Independent Trustees:
Jack W. Aber		$			$
William E. Chapman, II	$
Edward J. Kaier		$			$
Madeline H. McWhinney	$			$
Steven J. Paggioli	$			$
Eric Rakowski		$			$
Thomas R. Schneeweis	$			$

Interested Trustees:
Sean M. Healey		None			None
Peter M. Lebovitz	None			None
____________________


(a)	Compensation is calculated for the 12 months ended December
31, 2003. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-
month period ended December 31, 2003 for services as Trustees of The Managers Funds, Managers AMG Funds, Managers Trust I and/or Managers Trust II.

	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
	---------------------------------------------------

Control Persons
---------------
	As of ____________, 2004, no entity or person "controlled" (within the meaning of the 1940 Act) the Investor Class, the Advisor Class or Institutional Class of Managers Special Equity Fund or
Managers International Equity Fund.

Principal Holders of Securities

	As of ____________, 2004, the following entities owned of record more than 5% of the outstanding shares of the Investor Class of either Fund. Each of the following entities is an omnibus account-holder holding Fund shares on behalf of its customers.


Managers Special Equity Fund
Charles Schwab & Co., Inc., San Francisco, CA		25%
National Financial Services Corp., New York, NY		10%
Fidelity Investments Institutional, Covington, KY	 7%
The Vanguard Group, Valley Forge, PA			 5%

Managers International Equity Fund
Charles Schwab & Co., Inc., San Francisco, CA		23%
National Financial Services Corp., New York, NY		11%
Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	 8%


	The Trust did not know of any person who, as of ____________, 2004, beneficially owned 5% or more of the outstanding shares of the Investor Class of the Funds. The Trust did not know of any person or entity who, as of April 1, 2003, owned beneficially or of record more than 5% of the outstanding shares of the Advisor Class or Institutional Class shares of the Funds.

Management Ownership
--------------------
As of April 1, 2003, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund.


		MANAGEMENT OF THE FUNDS
		-----------------------

Investment Manager and Sub-Advisors
-----------------------------------
	The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Managers Funds LLC serves as investment manager to the Funds pursuant to a Fund Management Agreement (the "Fund Management Agreement") dated April 1, 1999. Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds LLC, serves as the distributor of the Funds. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG"), and AMG serves as the Managing Member of The Managers Funds LLC. AMG is located at 600 Hale Street,
Prides Crossing, Massachusetts 01965.

	The assets of each Fund are managed by a Sub-Advisor or a team of Sub-Advisors selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager enters into an advisory agreement with each Sub-Advisor known as a "Subadvisory Agreement." The Investment Manager also serves as administrator of each Fund and carries out the daily administration of the Trust and the Funds. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Sub-Advisors for individuals and institutional investors.


	The Investment Manager recommends Sub-Advisors for the Trust to the Trustees based upon continuing quantitative and qualitative evaluation of the Sub-Advisor's skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Advisor, and the Investment Manager does not expect to make frequent changes of Sub-Advisors.

	For each Fund, the Investment Manager allocates the Fund's assets among the Sub-Advisor(s) selected for the Fund. Each Sub-Advisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies and restrictions. Generally, the services which a Sub-Advisor provides to a Fund are limited to asset management and related recordkeeping services. However, a Sub-Advisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the Securities and Exchange Commission. A Sub-Advisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or Investment Manager and its affiliates.

	The Sub-Advisor(s) to the Funds are set forth below. The information has been supplied by the respective Sub-Advisor.



Special Equity Fund
* Donald Smith & Co., Inc.
* Kern Capital Management LLC
* Essex Investment Management Company, LLC
* Skyline Asset Management, L.P.
* Westport Asset Management, Inc.

International Equity Fund
* Bernstein Investment Research and Management
* Mastholm Asset Management, L.L.C. ("Mastholm")
* Lazard Asset Management LLC

Compensation of Investment Manager and Sub-Advisors
---------------------------------------------------
	As compensation for the investment management services rendered and related expenses under the Fund Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay each Sub-Advisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Sub-Advisor manages. The fee paid to the Sub-Advisor is paid out of the fee the Investment Manager receives from a Fund and does not increase the expenses of a Fund.

	During the last three fiscal years ended December 31, 2001, 2002 and 2003 the Investment Manager was paid the following fees by the Funds under the Fund Management Agreement.



Fund				2001		2002		2003
----				----		----		----
Special Equity Fund		$19,582,869	$19,461,043	$
International Equity Fund	  5,309,088	  4,023,769	$


	During the last three fiscal years ended December 31, 2001, 2002 and 2003 the Sub-Advisors were paid the following fees by the Investment Manager under the Subadvisory Agreements in effect.



Fund						2001		2002		2003
----						----		----		----

Special Equity Fund
	Donald Smith & Co., Inc.		N/A		449,844
	Essex Investment Management
	    Company, LLC
	Goldman Sachs Asset Management (a)	1,981,480	1,786,118
	Pilgrim, Baxter & Associates, Ltd.	2,333,282	1,985,668
	Westport Asset Management		2,735,457	2,530,099
	Kern Capital Management LLC		1,792,164	1,850,127
	Skyline Asset Management, L.P.		1,288,207	2,080,941

International Equity Fund
	Deutsche Investment Management
	Americas, Inc.	 (a) (b)		$ 969,458	$ 722,891
	Lazard Asset Management LLC (a)		  952,398	  159,785
	Mastholm Asset Management, L.L.C.	  993,926	  701,206
	Bernstein Investment Research 		   N/A		 ________
  	   and Management


(a)	The Sub-Advisor no longer provides services to the Fund.  The amounts listed reflect fees earned and paid to the sub-advisor prior to termination of the Subadvisory Agreement.

(b)	Formerly known as Zurich Scudder Investments, Inc.

Fee Waivers and Expense Limitations
-----------------------------------
	From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Investment Manager may waive all or a portion of its fee for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the management fees payable by the Funds is reflected in the tables below and in the Expense Information (including footnotes thereto) located in the front of each of the Fund's Prospectus. Voluntary fee waivers by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned. Shareholders will be notified of any change on or about the time that it becomes effective. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

Fund Management and Subadvisory Agreements
------------------------------------------
	The Managers Funds LLC serves as investment manager to each Fund pursuant to the Fund Management Agreement. The Fund Management Agreement permits the Investment Manager to, from time to time, engage one or more Sub-Advisors to assist in the performance of its services. Pursuant to the Fund Management Agreement, the Investment Manager has entered into Subadvisory Agreements with each Sub-Advisor selected for the Funds of the Trust.

	The Fund Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually by the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Fund Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on not more than 60 days' written notice to the other party and to the Fund. The Fund Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.


The Fund Management Agreement provides that the Investment
Manager is specifically responsible for:

* supervising the general management and investment of the assets and securities portfolio of each Fund;

* providing overall investment programs and strategies for each Fund;

* selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund's assets among these Subadvisors;

* providing financial, accounting and statistical information required for registration statements and reports with the Securities and Exchange Commission; and

* providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

	The Funds pay all expenses not borne by the Investment Manager or their respective Subadvisor(s) including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent auditors and legal counsel for the Funds, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, a Subadvisor or their affiliates, other than affiliated registered investment companies.

	Each Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the applicable Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate a Subadvisor to acquire for a Fund a position in any investment which any of a Subadvisor's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

	Although the Subadvisor(s) makes investment decisions for a Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of a Sub-Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between a Fund and the other client(s) pursuant to a methodology considered equitable by a Subadvisor. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit a Fund.

	The Trust has obtained from the Securities and Exchange Commission an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Subadvisory Agreements with Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new Subadvisors for new or existing Funds, change the terms of a particular Subadvisory Agreement or continue the employment of existing Subadvisors after events that under the 1940 Act and the Subadvisory Agreement would be an automatic termination of the Subadvisory Agreement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

	The following table illustrates the annual management fee rates currently paid by each Fund to the Investment Manager, together with the portion of the management fee that is retained by the Investment Manager as compensation for its services, each expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Subadvisors.




							MANAGER'S PORTION OF
				TOTAL MANAGEMENT	    THE TOTAL
NAME OF FUND				FEE		MANAGEMENT FEE
--------------			----------------	--------------------
Special Equity Fund		0.90%			0.40%
International Equity Fund	0.90%			0.40%



Approval of Investment Management and Subadvisory Agreements
------------------------------------------------------------
	The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreements between the Investment Manager and the Subadvisors. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements for the Funds, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisors, including comparative performance, fee and expense information for the Funds and other similar mutual funds and performance information for relevant benchmark indices.

	The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of the Subadvisor selection process and its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment
Manager. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the nature and quality of the Investment Manager's process for selecting Subadvisors; (b) the manner in which the Investment Manager monitors the Subadvisors' investment performance and consistency of investment approach; (c) the Investment Manager's administrative capabilities including its ability to supervise the Funds' other service providers; and (d) the Investment Manager's compliance programs including those related to personal investing.

	The Trustees reviewed information provided by the Subadvisors relating to their operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisors provided balance sheets and income statements, biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by the Subadvisors and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. The Trustees also took into account similar information provided periodically throughout the previous year by the Subadvisory and the Investment Manager. In the course of their deliberations regarding each Subadvisory Agreement, the Trustees evaluated, among other things: (i) the services to be rendered by the Subadvisors; (ii) the qualification and experience of the Subadvisors' personnel; (iii) the Subadvisors' compliance programs including those related to personal investing; (iv) if initially retaining a Subadvisor (such a Subadvisor being a "New Subadvisor"), (A) the appropriateness of the particular investment strategy that the New Subadvisor would employ in managing Fund assets (its "Investment Strategy") for pursuing the Fund's investment objectives, (B) the consistency of the New Subadvisor's adherence to the Investment Strategy in managing accounts of its other advisory clients that had hired the Subadvisor to employ the Investment Strategy and (C) for Funds with multiple Subadvisors, how the New Subadvisor's Investment Strategy would complement the Investment Strategies of the Fund's existing Subadvisors (each, an "Existing Subadvisor"); (v) if approving the continuance of the Subadvisory Agreement for an Existing Subadvisor, the consistency of the Existing Subadvisor's adherence to its Investment Strategy; and (vi) the Subadvisors' performance in employing their Investment Strategies. The Trustees also took into account the financial condition of the Investment Manager and Subadvisors and, as applicable, their undertakings to maintain expense limitations for certain Funds.

	The Trustees reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (C) the Investment Manager and the Subadvisor maintain appropriate compliance programs; (D) for a Subadvisory Agreement with a New Subadvisor,
(1) the New Subadvisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives and (2) in the case of a Fund with multiple Subadvisors, the New Subadvisor's Investment Strategy complements those of the Fund's other Subadvisors; (E) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (F) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

	Based on their conclusions, the Trustees determined that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Funds and their shareholders.

Code of Ethics
--------------
The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and each Subadvisor, which codes are made applicable to "access persons" of the Trust that are also employees of the Investment Manager, the Distributor and the Subadvisors, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities).
 The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor and the Subadvisors may invest in securities, including securities that may be purchased or held by the Funds.

Administrative Services; Distribution Arrangements
--------------------------------------------------
	Under an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the "Administrator") of the Trust. Under a Distribution Agreement between the Trust and the Distributor, the Distributor serves as distributor in connection with the offering of each Fund's shares. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of the Fund's shares. Shares of the Advisor Class are sold without a sales load but are subject to the expenses of a Rule 12b-1 Plan of Distribution. In accordance with the terms of the Plan of Distribution, the Fund has agreed to pay the Distributor 0.40% of the average daily net assets of the Fund allocable to the Advisor Class shares. The Distributor will use all or a portion of the amounts received under the Plan of Distribution to finance its distribution or servicing activities, including making payments to financial intermediaries that offer Advisor Class shares of the Fund to their clients through proprietary mutual fund "supermarkets" and similar platforms.

	Shares of the Institutional Class and Investor Class are sold without a sales load and are not subject to the expenses of any Rule 12b-1 Plan of Distribution.

	The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Custodian
---------
	The Bank of New York (the "Custodian"), 100 Church Street, New York, New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.


	The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange
Commission.

Transfer Agent
--------------
Boston Financial Data Services, Inc., a subsidiary of State
Street Bank and Trust Company, P.O. Box 8517, Boston, Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Funds. PFPC Brokerage Services, P.O. Box 61487, King of Prussia,
Pennsylvania 19406-0897, is the sub-transfer agent for the ManagersChoice asset allocation accounts.

Independent Public Accountants
------------------------------
	PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and may provide other audit, tax and related services.


	BROKERAGE ALLOCATION AND OTHER PRACTICES
	----------------------------------------
	The Subadvisory Agreements provide that the Sub-Advisors place all orders for the purchase and sale of securities which are held in each Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Advisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. A Sub-Advisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

	In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, a Sub-Advisor is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Sub-Advisors is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Sub-Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which a Sub-Advisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Advisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.


	The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Sub-Advisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by a Sub-Advisor.

	The fees of each Sub-Advisor are not reduced by reason of their receipt of such brokerage and research services. Generally, a Sub-Advisor does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager has directed the Subadvisors to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions
---------------------
	During the last three fiscal years, the Funds paid the following brokerage fees:


Fund				2001		2002		2003

Special Equity Fund		2,990,622	7,406,854	0
International Equity Fund	3,671,957	2,347,968	0


Brokerage Recapture Arrangements
--------------------------------
	The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund. During the last three fiscal years, the Funds paid the following fees to the following list of brokers with which the Funds have entered into brokerage recapture arrangements:


Fund						2001		2002		2003
----						----		----		----
Special Equity Fund
*	Capital Institutional Services, Inc.    $91,448		$ 79,226
*	Salomon Smith Barney			199,082		35,053
*	State Street Brokerage			20,000		13,000
*	Donaldson & Co., Inc.			97,887		27,989

International Equity Fund
*	State Street Brokerage			$133,400	$27,857
*	Westminster Research Assoc Inc.		--		--
*	BNY ESI & Co.				--		 40,942



	Pursuant to these arrangements, subject to best price and execution, a Sub-Advisor may use a particular broker to execute trades for a Fund and the broker then pays certain of that Fund's expenses.


	PURCHASE, REDEMPTION AND PRICING OF SHARES
	------------------------------------------

Purchasing Shares
-----------------
	Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

	Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

	Purchase orders received by the Trust before the close of business of the New York Stock Exchange (usually 4:00 p.m. New York
Time), c/o Boston Financial Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Fund, will also receive that day's offering price, provided the orders the processing organization transmits to the Fund were accepted by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

	Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

	To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

	If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

	In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares
----------------
	Any redemption orders in proper form received by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock Exchange on that day. Orders received after 4:00 p.m. from certain processing organizations, which have entered into special arrangements with the Fund, will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were accepted by the processing organization before 4:00 p.m.

	Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trust reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 for Investor Class shares, $_____ for Adviser Class shares and $______ for Institutional Class shares due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

	If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with the applicable rule of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

	Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares
------------------
	An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange.
 Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

	Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Net Asset Value
---------------
	Each Fund computes its net asset value for each class once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

	The net asset value per share of each class of the Fund is equal to the Fund's net worth (assets minus liabilities allocable to the respective class) divided by that class's shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Dividends and Distributions
---------------------------
	Each Fund declares and pays dividends and distributions as described in the current Prospectus.

	If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Distribution Plan
-----------------
	The Trust has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") with respect to the Advisor Class of shares of each Fund. Under the Distribution Plan, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Advisor Class shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of Advisor Class shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan.
  The Board of Trustees has authorized payments to the Distributor equal on an annual basis to 0.40% of the average annual net assets of each Fund allocable to the Advisor Class shares. A Fund's payments under the Distribution Plan are treated as expenses of the Fund's Advisor Class and no portion of these payments is allocated to Investor Class or Institutional Class shares.

			CERTAIN TAX MATTERS
			-------------------
	The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

	EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds-in General
-------------------------------------------
	The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) invest the Fund's assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) no more than 25% of the value of the Fund's total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

	If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

	If each Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments
----------------------------------
	Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

	Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

	Options and Futures Transactions. Certain of each Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Taxation of Shareholders
---------------------------------------
	Distributions of net realized short-term capital gains by the Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the "Jobs and Growth Act"), ordinary income distributions relating to dividend income received by the Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund's gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations
(e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United
States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the "holding period requirement"). In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

	Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations.


	Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

	Distributions by a Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders
--------------------
	Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

	In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the current rate of 30% for the calendar year 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of a Fund's shares unless an appropriate IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes
-------------
	Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors
--------------------
	If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes
---------------------
	Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business.
In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund.

Other Taxation
--------------
	Each Fund is a series of a Massachusetts business trust.
Under current law, neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE
APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

		PERFORMANCE DATA
		----------------
	From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund's Prospectus.


Average Annual Total Return
---------------------------
	The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

	P (1 + T)^N = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return
N = number of years
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

	The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

	Average annual total returns are not shown for the Fund's Advisor Class or Institutional Class shares because they have less than one year of returns. Average annual total returns for the Fund's Investor Class shares for the periods ended December 31, 2003 were as follows:

			[To be updated by amendment]


Fund				1 Year	5 Years	10 Years	Since Inception*
----				------	-------	--------	----------------
Special Equity Fund
International Equity Fund


*Special Equity Fund commenced operations on June 1, 1984.
International Equity Fund commenced operations on December 31, 1985.

After Tax Returns
-----------------
Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:


		P(1+T)^n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions) n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain).
 The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt 1interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average annual total returns (after taxes on distributions) are not shown for the Fund's Advisor Class or Institutional Class shares because they have less than one year of returns. Average annual total returns (after taxes on distributions) for the Fund's Investors Class shares for the periods ended December 31, 2003 were as follows:

		[To be updated by amendment]

Fund				1 Year	5 Years	10 Years	Since Inception*
----				------	-------	--------	----------------
Special Equity Fund
International Equity Fund



*Average annual total returns (after taxes or distributions) since inception for each Fund cannot be computed due to the effect of fluctuations in the historical highest marginal tax rate.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:


P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemption) n = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date.
 The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Average annual total returns (after taxes on distributions and redemptions) are not shown for the Funds' Advisor Class or Institutional Class shares because they have less than one year of returns. The following table shows the average annual total returns (after taxes on distributions and redemptions) for the Fund's Investor Class shares for the periods ended December 31, 2003.

			[To be updated by amendment]


Fund				1 Year	5 Years	10 Years	Since Inception*
----				------	-------	--------	----------------
Special Equity Fund
International Equity Fund


*Average annual total returns (after taxes or distributions and redemptions) since inception for each Fund cannot be computed due to the effect of fluctuations in the historical highest marginal tax rate.

Performance Comparisons
-----------------------
	Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper"), Morningstar, Inc., ("Morningstar") and IBC Money Fund Report ("IBC"). Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the Russell 2000 Index, Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Composite Stock Price Index or the Dow Jones Industrial Average.

Massachusetts Business Trust
----------------------------
	Each Fund is a series of a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

	Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, obligation, instrument or undertaking made on behalf of the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

	No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Trust.

	The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Trust, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Trust for any satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

	The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares
---------------------
	The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Business Trust" above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of three classes of shares of the Funds - the Investor Class, Advisor Class and Institutional Class.

	The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any Fund or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in that Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this Statement of Additional Information.

	The shareholders of each Fund are entitled to one vote for each share (or a proportionate fractional vote in respect of a fractional share held), on matters on which shares of the Fund shall be entitled to vote. Whenever shareholders are otherwise required or permitted to vote on a matter, the shareholders of each class of a Fund shall vote together with all other, classes of the Fund with respect to the matter, except that when required by applicable law or when the Trustees have determined that the matter to be voted upon affects only the interests of one or more classes of the Fund, then only shareholders of that class or classes shall be entitled to vote on the matter. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

	Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

	The Trustees have authorized the issuance and sale to the public of shares of series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Funds, to the extent required by the 1940 Act.

Additional Information
----------------------
	This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's
Registration Statement filed with the SEC under the 1933 Act.
Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

	Statements contained in the Statement of Additional
Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable
Registration Statement. Each such statement is qualified in all respects by such reference.

	No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.



			FINANCIAL STATEMENTS
			--------------------

		   [To be updated by amendment]

======================================================================

                                   PART C

======================================================================

			   PART C
		To the Registration Statement of
	      The Managers Funds (the "Registrant")

Item 23.  Exhibits.
========  =========
Exhibit No.	Description
--------------	-------------------------------------------------
a.1	Declaration of Trust dated November 23, 1987.(i)(ii)

a.2	Amendment No. 1 to Declaration of Trust dated May 12,
	1993.(ii)(iii)

a.3	Amendment No. 2 to Declaration of Trust dated June 30,
	1993.(ii)(iii)

a.4	Amendment No. 3 to Declaration of Trust establishing a new
	series of shares of beneficial interest of the Registrant designated as "Managers Emerging Markets Equity Fund" dated December 8, 1997.(iv)

a.5	Amendment No. 4 to Declaration of Trust amending Section
	2.11 dated April 20, 1999.(x)

a.6	Amendment No. 5 to Declaration of Trust establishing a new
	series of shares of beneficial interest of the Registrant designated as "Managers Small Company Fund" dated March 3, 2000.(viii)

b.	By-Laws of the Trust dated November 23, 1987. (i)(ii)

c.	Instruments Defining Rights of Shareholders. (ii)(v)

d.1	Fund Management Agreement between Registrant and The
	Managers Funds LLC, dated as of April 1, 1999. (vi)

d.2	Form of Subadvisory Agreement between The Managers Funds
	LLC and Kalmar Investment Advisers with respect to Managers Small Company Fund dated May 1, 2000.(viii)

d.3	Form of Subadvisory Agreement between The Managers Funds
	LLC and Armstrong Shaw Associates Inc. with respect to Managers Income Equity Fund dated March 8, 2000.(viii)

d.4	Form of Subadvisory Agreement between The Managers Funds
	LLC and Mastholm Asset Management with respect to Managers International Equity Fund dated March 27, 2000.(viii)

d.5	Form of Subadvisory Agreements between The Managers Funds
	LLC and each Subadvisor identified in the Registration Statement with respect to each Fund of the Registrant, dated as of April 1, 1999.(vi)

d.6	Subadvisory Agreement between The Managers Funds LLC and
	Skyline Asset Management, L.P. with respect to Managers Special Equity Fund dated December 1, 2000.(x)

d.7	Subadvisory Agreement between The Managers Funds LLC and
	Loomis, Sayles & Co., L.P. with respect to Managers Bond Fund dated October 30, 2000.(x)

d.8	Subadvisory Agreement between The Managers Funds LLC and
	Rexiter Capital Management Limited with respect to Managers Emerging Markets Equity Fund dated February 1, 2001.(x)

d.9	Subadvisory Agreement between The Managers Funds LLC and
	Bramwell Capital Management, Inc. with respect to Managers Capital Appreciation Fund dated June 9, 2003. (xiv)

d.10	Subadvisory Agreement between The Managers Funds LLC and
	Lazard Capital Management LLC with respect to Managers
	International Equity Fund dated September 15, 2003. (xv)

e.1	Distribution Agreement between the Registrant and The
	Managers Funds LLC, dated as of April 1, 1999.(vi)

e.2 	Form of Distribution Agreement between Registrant and
	Managers Distributors, Inc., dated as of April 1, 2001.(x)

f.	Not Applicable.

g.	Custodian Agreement between the Registrant and The Bank of
	New York. (xii)

h.1	Transfer Agency Agreement between the Registrant and State
	Street Bank and Trust Company dated February 16, 1994.(ii)(vii)

h.2	Administration and Shareholder Servicing Agreement between
	The Managers Funds LLC and the Registrant dated April 1,
	1999.(vi)

h.3	License Agreement Relating to the Use of Name between the
	Registrant and The Managers Funds LLC dated April 1, 1999.(vi)

i.1	Opinion and Consent of Shereff, Friedman, Hoffman &
	Goodman, LLP dated September 27, 1990.(i)(ii)

j.1	Not Applicable.

j.2	Power of Attorney for the Trustees of the Registrant dated
	March 14, 2003. (xiii)

j.3	Power of Attorney for the Officers of the Registrant dated
	March 14, 2003. (xiii)

j.4	Power of Attorney for the Trustees of Mutual Fund Trust
	dated March 18, 2002. (xi)

k.	Not Applicable.

l.	Not Applicable.

m.	Not Applicable.

n.	Not Applicable.

o.	Not Applicable.

t.1	Code of Ethics of Registrant as adopted on June 4,
	1999.(viii)

t.2	Code of Ethics of The Managers Funds LLC and Managers
	Distributors, Inc. as adopted on March 1, 2001.(x)

t.3	Code of Ethics of Lazard Asset Management LLC. (filed
	herewith)

t.4	Code of Ethics of Bramwell Capital Management, Inc.
	(filed herewith)

t.5	Code of Ethics of Essex Investment Management Company,
	LLC. (filed herewith)

----------------------------------------------------------
(i)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed September 28, 1990).

(ii)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed October 16, 1997).

(iii)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed November 5, 1993).

(iv)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed April 29, 1998).

(v)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed March 7, 1995).

(vi)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed April 1, 1999).

(vii)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed April 24, 1994).

(viii)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed May 1, 2000).

(ix)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed November 9, 1992).

(x)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed March 28, 2001).

(xi)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed March 28, 2002).

(xii)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed February 28, 2003).

(xiii)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos. 2-84012;
	811-3752 (filed March 28, 2003).

(xiv)	Filed as an exhibit to the Registrant's Schedule 14C
	Information Statement, Registration Nos. 2-84012;
	811-03752 (filed July 30, 2003).

(xv)	Filed as an exhibit to the Registrant's Schedule 14C
	Information Statement, Registration Nos. 2-84012;
	811-03752 (filed December 10, 2003).

(xvi)
Item 24.   Persons Controlled by or Under Common Control with
	   Registrant.
---------  ---------------------------------------------------
	   None.

Item 25.   Indemnification.
---------  ---------------------------------------------------
Sections 2.9(d) and (f), Article IV Sections 4.1-4.3 and Section 8.3(b) of the Registrant's Declaration of Trust dated November 23, 1987 relate to the indemnification of Trustees, Officers and other persons by the Trust and to the exemption from personal liability of such Trustees, Officers and other persons. These aforementioned Sections are reproduced below:
Section 2.9. Miscellaneous Powers.

The Trustee shall have the power to: (d) purchase, and pay out of the Trust Property, insurance policies insuring the Shareholders, Trustees, Officers, employees, agents, Investment Advisors, Distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Advisor, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine;

Article IV - Section 4.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, Officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person, and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any or proceeding to enforce any such liability of the Trust or any Series, he shall not, on account thereof, be held to any personal liability. The Trust or Series shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

The rights accruing to a Shareholder under this Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office or for his failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust. Notwithstanding anything in this Article IV or elsewhere in this Declaration to the contrary and without in any way increasing the liability of the Trustees beyond that otherwise provided in this Declaration, no Trustee shall be liable to the Trust or to any Shareholder, Trustee, officer, employee or agent for monetary damages for breach of fiduciary duty as a Trustee; provided that such provision shall not eliminate or limit the liability of a Trustee (i) for any breach of the Trustee's duty of loyalty to the Trust or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (iii) for any transaction from which the Trustee derived an improper personal benefit.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust or any Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or aid by him in connection with any claim, action, suit or proceeding in which he became involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

(iii) in the event of a settlement involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter by entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or any Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter), or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding. Section 8.3. Amendment Procedure. (b) No amendment may be made under this
Section 8.3 which would change any rights with respect to any Shares of the Trust or of any Series by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Item 26.   Business and Other Connections of Investment Advisor.
---------  -----------------------------------------------------
The Managers Funds LLC, a registered investment adviser, serves as investment advisor to the Trust. The Managers Funds LLC is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. ("AMG") and AMG serves as its Managing Member. The Managers Funds LLC serves exclusively as an investment advisor to investment companies registered under the 1940 Act. The business and other connections of the officers and directors of The Managers Funds LLC, are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference.
The file number of said ADV Form is 801-56365.

The Managers Funds LLC hires Subadvisor(s) for each Fund of the Trust. The business and other connections of the officers and directors of each Subadvisor are listed in their respective Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Forms are listed below


Armstrong Shaw Associates Inc.			801-20597
Essex Investment Management Company, LLC*	801-12548
Bramwell Capital Management, Inc.		801-46036
Kalmar Investment Advisers			801-53608
Kern Capital Management LLC			801-54766
Westport Asset Management, Inc.			801-21854
Skyline Asset Management, L.P.*			801-49603
Mastholm Asset Management, L.L.C.		801-54834
Lazard Asset Management LLC			801-61701
Rexiter Capital Management Limited		801-55470
Loomis, Sayles & Company, L.P.			801-170
Osprey Partners Investment Management, LLC	801-55893
Donald Smith & Co., Inc.			801-16798
Bernstein Investment Research & Management	801-56720

-------------------------------------
*Essex and Skyline are each majority owned by AMG and are each an affiliate of the Registrant.

Item 27.   Principal Underwriters.
---------  ---------------------------------------------------
(a) Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers Distributors, Inc. also acts as principal underwriter for Managers AMG Funds, Managers Trust I and Managers Trust II.

(b) The following information relates to the directors, officers and partners of Managers Distributors, Inc.:

Name and Principal		Positions and Offices	Positions and Offices
Business Address		with Underwriter	with Fund
-------------------------	---------------------	---------------------
Nathaniel Dalton		        None                  	Director
c/o Affiliated Managers Group, Inc.
600 Hale Street
Prides Crossings, MA 01965

Daniel J. Shea				None                  	Director
c/o Affiliated Managers Group, Inc.
600 Hale Street
Prides Crossings, MA 01965

John Kingston, III		    Director and Secretary	None
c/o Affiliated Managers Group, Inc.
600 Hale Street
Prides Crossings, MA 01965

Peter M. Lebovitz		      President		       President
c/o The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854

Donald S. Rumery		      Treasurer		Secretary and Treasurer
c/o The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854


(c) Not Applicable.

Item 28.   Location of Accounts and Records.
---------  ---------------------------------------------------
The accounts and records of the Registrant are maintained at the offices of the Registrant at 40 Richards Avenue, Norwalk, Connecticut 06854, at the offices of the Custodian, The Bank of New York, 100 Church Street, New York, New York 10286, at the offices of the Transfer Agent, Boston Financial Data Services, Inc. 1776 Heritage Drive, North Quincy, Massachusetts 01171 and at the offices of each Subadvisor at the address listed in the current Form ADV on file of each (see Item 26 for ADV file numbers).

Item 29.   Management Services.
---------  ---------------------------------------------------
There are no management-related service contracts other than the Fund Management Agreement relating to management services described in Parts A and B.

Item 30.   Undertakings.
---------  ---------------------------------------------------
(a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(c) If requested to do so by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will call a meeting of shareholders for the purpose of voting upon the removal of a trustee or trustees and the Registrant will assist communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

======================================================================

	     LAZARD ASSET MANAGEMENT CODE OF ETHICS

======================================================================

	CODE OF ETHICS AND PERSONAL INVESTMENT POLICY
	---------------------------------------------
			     For

		Lazard Asset Management LLC
	  Lazard Asset Management (Canada) Inc.
	       Lazard Pension Management Inc.
		 Lazard Alternatives LLC


			     And

	Certain Registered Investment Companies


Lazard Asset Management LLC, Lazard Asset Management (Canada)
Inc., Lazard Pension Management Inc., Lazard Alternatives LLC (collectively "LAM"), and those U.S.-registered investment companies advised or managed by LAM that have adopted this policy ("Funds"), have adopted this policy in order to accomplish two goals: first, to minimize conflicts and potential conflicts of interest between Managing Directors and employees and LAM's clients (including the Funds), and between Fund directors or trustees ("Directors") and their Funds, and second, to provide policies and procedures consistent with applicable law, including Rule 204-2 under the Investment Advisers Act of 1940
(the "Advisers Act") and Rule 17j-1 under the Investment
Company Act of 1940 ("1940 Act"), to prevent fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by client accounts. All Managing Directors and employees of LAM, including employees who serve as Fund officers or directors, are "Covered Persons" under this policy. Additionally, all Directors are subject to this policy as indicated below.

I. Statement of Principles. All Covered Persons owe a fiduciary duty to LAM's clients when conducting their personal investment transactions. Covered Persons must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All Directors owe a fiduciary duty to each Fund of which they are a director and to that Fund's shareholders when conducting their personal investment transactions. At all times and in all matters Directors shall place the interests of their Funds before their personal interests. The fundamental standard to be followed in personal securities transactions is that Covered Persons and Directors may not take inappropriate advantage of their positions.

Covered Persons are reminded that they also are subject to other policies of LAM, including policies on insider trading, and the receipt of gifts and service as a director of a publicly traded company. Covered Persons must never trade in a security while in possession of material, non-public information about the issuer or the market for those securities, even if the Covered Person has satisfied all other requirements of this policy.

The Chief Executives of LAM have appointed the Chief Compliance
Officer as the person who shall be responsible for the implementation of this Code of Ethics and Personal Investment Policy and all record-keeping functions mandated hereunder, including the review of all initial and annual holding reports as well as the quarterly transactions reports described below. The Chief Compliance Officer may delegate this function to others in the Compliance Department, and shall promptly report to the Chief Executives all violations of, or deviations from, this policy.

II. Personal Securities Accounts.

A. Covered Accounts. This policy applies to all "Personal
Securities Accounts." These include:

						Revised: February 2003

1. Accounts in the Covered Person's or Director's name or accounts in which the Covered Person or Director has a direct or indirect beneficial interest (a definition of Beneficial Ownership is included in Exhibit A);

2. Accounts in the name of the Covered Person's or Director's spouse;

3. Accounts in the name of children under the age of 18, whether or not living with the Covered Person or Director, and accounts in the name of relatives or other individuals living with the Covered Person or Director or for whose support the Covered
Person or Director is wholly or partially responsible (together with the Covered Person's or Director's spouse and minor children, "Related Persons"); (1)

4. An account in which the Covered Person or Director or any Related Person directly or indirectly controls, participates in, or has the right to control or participate in, investment decisions.

B. Exceptions to Covered Accounts. For purposes of this Policy,
Personal Securities Accounts shall not include:

1. Accounts at mutual fund companies that hold only shares of open-end funds purchased directly from that fund company. Note: transactions relating to closed-end funds are subject to the pre-clearance, blackout period and other restrictions of this policy;

2. Estate or trust accounts in which a Covered Person, Director, or Related Person has a beneficial interest, but no power to affect investment decisions. There must be no communication between the account(s) and the person with regard to investment decisions prior to execution.

3. Fully discretionary accounts managed by either an internal or external registered investment adviser are permitted if, (i) for Covered Persons and Related Persons, the Covered Persons receives permission from the Compliance Department, and (ii) for all persons covered by this Code, there is no communication between the adviser to the account and such person with regard to investment decisions prior to execution. Covered Persons with managed accounts must designate that copies of trade confirmations and monthly statements be sent to the Compliance Department;

4. Covered Persons and Directors may participate in direct investment programs which allow the purchase of securities directly from the issuer without the intermediation of a broker/dealer provided that the timing and size of the purchases are established by a pre-arranged, regularized schedule (e.g., dividend reinvestment plans). Covered Persons must pre-clear the transaction at the time that the dividend reinvestment plan is being set up. Covered Persons also must provide documentation of these arrangements and direct periodic (monthly or quarterly) statements to the Compliance Department;

5. Other accounts over which the Covered Person or Director has no direct or indirect influence or control.

III. Opening and Maintaining Employee Accounts. All Covered
Persons and their Related Persons must maintain their Personal Securities Accounts at Lazard Freres & Co. LLC ("LF&Co.") ("Inside Accounts"). For Related Persons who, by reason of their employment, are required to conduct their securities transactions in a manner inconsistent with this policy, or in other exceptional circumstances, Covered Persons may submit a request for exemption to the Compliance Department. If approval is granted to maintain an account outside LF&Co. ("Outside Accounts"), the Compliance Department will send a letter to the broker-dealer that will be housing

------------------------------
(1) Unless otherwise indicated, all provisions of this Code apply to Related Persons.



				2	Revised: February 2003
the account granting permission for the employee to hold an account at that firm, and directing the broker-dealer to send copies of trade confirmations and monthly statements to the LAM Compliance Department. All other provisions of this policy will continue to apply to such Outside Accounts.

IV. Securities Covered. Securities covered by this policy are stocks, bonds, shares of closed-end mutual funds, debentures, and other evidences of indebtedness, including senior debt, subordinated debt, investment contracts, commodity contracts, futures and all derivative instruments such as options, warrants and indexed instruments, or, in general, any interest or instrument commonly known as a security. "Security" also includes securities that are "related" to a security being purchased or sold by a LAM client. A "related security" is one whose value is derived from the value of another security (e.g., a warrant, option, or an indexed instrument). For purposes of this policy, the definition of security does not include shares of registered open-end investment companies, shares of registered open-end unit investment trusts, U.S. Treasury obligations, mortgage pass-throughs (e.g., Ginnie Maes) that are direct obligations of the U.S. government; bankers' acceptances;
bank certificates of deposit; commercial paper; and high quality short-term debt instruments (meaning any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization, such as S&P or Moody's), including repurchase agreements.

V. Restrictions. The following restrictions apply to trading for Personal Securities Accounts of Covered Persons and Related Persons:


1. No security may be purchased or sold in any Personal Securities Account seven (7) calendar days before or after a LAM client account trades in the same security.

2. Securities transactions must be for investment purposes rather than for speculation. Consequently, Covered Persons may not profit from the purchase and sale, or sale and purchase, of the same or equivalent securities within sixty (60) calendar days (i.e., the security may be sold on the 61 st day), calculated on a First In, First Out (FIFO) basis. All profits from short-term trades are subject to disgorgement. However, with the prior written approval of the Covered Person's supervising Managing Director and the Chief Compliance Officer, and only in rare and/or unusual circumstances, an employee may execute a short-term trade that results in a significant loss or in break-even status.

3. No transaction for a Personal Securities Account may be made in securities offered pursuant to a public offering.

4. Securities offered pursuant to a private placement may not be purchased for Personal Securities Accounts without the approval of a LAM Chief Executive and the Chief Compliance Officer. In connection with any decision to approve such a private placement, the Compliance Department will prepare a report of the decision that explains the reasoning for the decision and an analysis of any potential conflict of interest. Any Covered Person receiving approval to acquire securities in a private placement must disclose that investment when the Covered Person participates in a LAM client's subsequent consideration of an investment in such issuer and any decision by or made on behalf of the LAM client to invest in such issuer will be subject to an independent review by investment personnel of LAM with no personal interest in the issuer.

5. Absent approval from the appropriate compliance personnel, Covered Persons are prohibited from engaging in the trading of options or futures and from engaging in speculative trading, as opposed to investment activity. The Covered Person must wait 60 days from the date of the opening transaction before effecting the closing transaction.

						Revised: February 2003

6. Covered Persons are prohibited from engaging in short sales of any security.

7. No transaction may be made in violation of the Material Non-
Public Information Policies and Procedures as outlined in Section
XXVII of the LAM Compliance Manual; and

8. Covered Persons may not serve on the board of directors of any corporation (other than a not-for-profit corporation or a related
Lazard entity) without the prior approval of a LAM Chief Executive and the Chief Compliance Officer.

VI. Prohibited Recommendations. No Covered Person shall recommend or execute any securities transaction for any client account, or, in the case of a Director, for the Director's Fund, without having disclosed, in writing, to the Chief Investment Officer, or designee, any direct or indirect interest in such securities or issuers.
Prior written approval of such recommendation or execution also must be received from the Chief Investment Officer, or designee.
The interest in personal accounts could be in the form of:

1. Any direct or indirect beneficial ownership of any securities of such issuer;

2. Any contemplated transaction by the person in such securities;

3. Any position with such issuer or its affiliates; or

4. Any present or proposed business relationship between such issuer or its affiliates and the person or any party in which such person has a significant interest.

VII. Transaction Approval Procedures. All transactions by Covered
Persons (including Related Persons) in Personal Securities Accounts must receive prior approval as described below. To pre-clear a transaction, Covered Persons must:

1. Electronically complete and "sign" a "New Equity Order" or
"New Bond Order" trade ticket located in the Firm's Lotus-Notes e-mail application under the heading "Employee Trades."

2. The ticket is then automatically transmitted to the Compliance
Department where it will be processed and, if approved, routed to the trading desk for execution, provided the employee selected the "Direct Execution" option when completing the ticket.

The Compliance Department endeavors to preclear transactions promptly; however, transactions may not always be approved on the day in which they are received. Certain factors such as time of day the order is submitted or length of time it takes a LAM portfolio manager to confirm there is no client activity, all play a role in the length of time it takes to preclear a transaction.
Note: In completing a ticket, if the employee does not select the "Direct Execution" button, the ticket will be returned to her/him after Compliance approval for submission to the trading desk. In such case, the trade must be submitted within 48 hours or it will expire and be null and void.

VIII. Acknowledgment and Reporting.

1. Within 10 days of becoming a Covered Person or Director, such Covered Person or Director must submit to the Compliance Department an acknowledgement that they have received a copy of this policy, and that they have read and understood its provisions. See Exhibit B for the form of Acknowledgement.

2. Within 10 days of becoming a Covered Person, all LAM personnel must submit to the Compliance Department a statement of all securities in which such Covered Person has any direct or indirect beneficial ownership. This statement must include (i) the title, number of shares and principal amount of each security, (ii) the name of any broker, dealer or bank

						Revised: February 2003
with whom the Covered Person maintained an account in which any securities were held for the direct or indirect benefit of such Covered Person and (iii) the date of submission by the Covered
Person. Such information should be provided on the form attached as Exhibit B.

3. Within 10 days after the end of each calendar quarter, provide information to the Compliance Department relating to securities transactions executed during the previous quarter for all securities accounts. Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

Note: Covered Persons satisfy this requirement by holding their personal securities accounts at LF&Co.

4. Each Covered Person shall submit an annual report to the Compliance Department showing as of a date no more than 30 days before the report is submitted (1) all holdings in securities in which the person had any direct or indirect beneficial ownership and (2) the name of any broker, dealer or bank with whom the person maintains an account in which any securities are held for the direct or indirect benefit of the Covered Person or Related Persons.

Note: Covered Persons satisfy this requirement by certifying annually that all transactions during the year were executed in Internal Accounts or Outside Accounts for which the Compliance Department receives confirmations and periodic statements.

5. All Covered Persons and Directors are required to certify annually that they have (i) read and understand this policy and recognize that they are subject to its terms and conditions, (ii) complied with the requirements of this policy and (iii) disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to this Code of Ethics and Personal Investment Policy.

IX. Fund Directors. A Director who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act, and who would be required to make reports solely by reason of being a Director, is required to make the quarterly transactions reports required by Section VIII (3.) as to any security if at the time of a transaction by the Director in that security, he/she knew, or in the ordinary course of fulfilling his/her official duties as a Fund Director, should have known that during the 15-day period immediately preceding or following the date of that transaction, that security was purchased or sold by that Director's Fund or was being considered for purchase or sale by that Director's Fund.

X. Exemptions.
--------------
1. Purchases or sales of securities which receive the prior approval of the Chief Compliance Officer (upon consultation with a supervising Managing Director as appropriate) may be exempted from certain restrictions if such purchases or sales are not likely to have any economic impact on any client account managed or advised by LAM.

2. Section V (1) (blackout period) shall not apply to any securities transaction, or series of related transactions, involving up to 500 shares of a security, but not to exceed an aggregate transaction amount of $25,000 of any security, provided the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than US $5 billion ("Large Cap/De Minimus exemption").

3. Section V (1) (blackout period) shall not apply to option contracts on indices or other types of securities whose value is derived from a broad-based index.

						Revised: February 2003

XI. Sanctions. The Compliance Department shall report all violations of this Code of Ethics and Personal Investment Policy to the LAM Chief Executives, who may impose such sanctions as they deem appropriate, including, among other things, a letter of censure, fine or suspension or termination of the employment of the violator.

XII. Confidentiality. All information obtained from any person pursuant to this policy shall be kept in strict confidence, except that such information will be made available to the Securities and Exchange Commission or any other regulatory or self-regulatory organization or to the Fund Boards of Directors to the extent required by law, regulation or this policy.

XIII. Retention of Records. All records relating to personal securities transactions hereunder and other records meeting the requirements of applicable law, including a copy of this policy and any other policies covering the subject matter hereof, shall be maintained in the manner and to the extent required by applicable law, including Rule 204-2 under the Advisers Act and Rule 17j-1 under the 1940 Act. The Compliance Department shall have the responsibility for maintaining records created under this policy.

XIV. Board Review. Fund management shall provide to the Board of Directors of each Fund, on a quarterly basis, a written report of all material violations of this policy, and at least annually, a written report and certification meeting the requirements of Rule 17j-1 under the 1940 Act.

XV. Other Codes of Ethics. To the extent that any officer of any Fund is not a Covered Person hereunder, or an investment subadviser of or principal underwriter for any Fund and their respective access persons (as defined in Rule 17j-1) are not Covered Persons hereunder, those persons must be covered by separate codes of ethics which are approved in accordance with applicable law.

XVI. Amendments.

(a) Covered Persons. Unless otherwise noted herein, this policy shall become effective as to all Covered Persons on February 7, 2003. This policy may be amended as to Covered Persons from time to time by the Compliance Department. Any material amendment of this policy shall be submitted to the Board of Directors of each Fund for approval in accordance with Rule 17j-1 under the 1940 Act.

(b) Fund Directors. This policy shall become effective as to a Fund upon the approval and adoption of this policy by the Board of Directors of that Fund in accordance with Rule 17j-1 under the 1940 Act or at such earlier date as determined by the Secretary of the Fund. Any material amendment of this policy that applies to the Directors of a Fund shall become effective as to the Directors of that Fund only when the Board of Directors of that Fund has approved the amendment in accordance with Rule 17j-1 under the 1940 Act or at such earlier date as determined by the Secretary of the Fund.

					Revised: February 2003

							Exhibit A

		EXPLANATION OF BENEFICIAL OWNERSHIP

You are considered to have "Beneficial Ownership" of Securities if you have or share a direct or indirect "Pecuniary Interest" in the Securities.

You have a "Pecuniary Interest" in Securities if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Securities. The following are examples of an indirect Pecuniary Interest in Securities:

1. Securities held by members of your immediate family sharing the same household; however, this presumption may be rebutted by convincing evidence that profits derived from transactions in these Securities will not provide you with any economic benefit.

"Immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

2. Your interest as a general partner in Securities held by a general or limited partnership.

3. Your interest as a manager-member in the Securities held by a limited liability company.

You do not have an indirect Pecuniary Interest in Securities held by a corporation, partnership, limited liability company or other entity in which you hold an equity interest, unless you are a controlling equityholder or you have or share investment control over the Securities held by the entity.

The following circumstances constitute Beneficial Ownership by you of Securities held by a trust:

1. Your ownership of Securities as a trustee where either you or members of your immediate family have a vested interest in the principal or income of the trust.

2. Your ownership of a vested interest in a trust.

3. Your status as a settlor of a trust, unless the consent of all of the beneficiaries is required in order for you to revoke the trust.

The foregoing is a summary of the meaning of "beneficial ownership". For purposes of the attached policy, "beneficial ownership" shall be interpreted in the same manner, as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

					Revised: February 2003



							Exhibit B

	LAM ACKNOWLEDGEMENT & INITIAL HOLDINGS REPORT

Pursuant to Code of Ethics and Personal Investment Policy (the
"Policy") This report must be completed and returned to the Compliance Department within 10 days of employment.


Name: ______________________ Date of Employment: _______________
	(Please print)

Brokerage Account Information:

[ ] I do not have a beneficial interest in any account(s) with any financial services firm.

[ ] I maintain the following brokerage account(s). Please list any broker, dealer or bank, which holds securities for your direct or indirect benefit as of the date of your employment.


Name of Financial Services Firm and Address 	Account Title 	Account Number





Securities Holdings Information:
Complete the following (or attach a copy of your most recent statements(s)) listing all of your securities holdings as of the date of your employment. If attaching statement(s), please be sure to include any additional securities purchased since the date of the statement. Open-ended mutual funds and U.S. Government securities do not need to be disclosed. For a list of other securities not required to be reported, please see Section IV. of the Policy.


Title of Security 	Ticker Symbol 	# of Shares 	Principal Amt. 	Held Since 	Broker Name



[ ] I have no securities holdings to report.

I certify that I have received a copy of the Policy, and that I have read and understood its provisions. I further certify that the above represents a complete and accurate description of my brokerage account(s) and securities holdings as of my initial date of employment.


Signature: ___________________________ Date: ___________________


			8		Revised: February 2003

======================================================================

	     BRAMWELL CAPITAL MANAGEMENT, INC. CODE OF ETHICS

======================================================================

		THE BRAMWELL FUNDS, INC.
	BRAMWELL CAPITAL MANAGEMENT, INC.
	---------------------------------

		Code of Ethics
		--------------

I. Introduction
---------------
	This Code of Ethics (the "Code") has been adopted by The Bramwell Funds, Inc. (the "Funds") and Bramwell Capital Management, Inc. ("BramCap") (collectively, "Bramwell"), in accordance with the federal securities laws, including the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended.
The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of Bramwell's investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest.

	Carefully read the guidelines and procedures of this Code. When you believe that you sufficiently understand them, please sign, date, and return the Annual Certificate of Compliance
(attached as Appendix I) to the Compliance Officer. Please keep a copy of the Code for your reference.

	Additionally, federal securities laws require money managers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, Bramwell has developed and adopted Policies and Procedures Concerning the Misuse of Material Non-Public Information (the "Insider Trading Policy") that applies to all employees, officers and directors (attached as Appendix VI).
Read it carefully. When you believe that you sufficiently understand its terms and conditions, please sign, date and return the Insider Trading Policy Annual Certificate of Compliance (attached as Appendix VII) to the Compliance Officer.

II. 	Definitions
-------------------
As used in the Code, the following terms have the following meanings:

Access Person: 	means any director, officer, or employee of a
		Bramwell entity who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a Covered Security by any Advisory Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales, and any natural person in a control relationship to a Bramwell entity who obtains information concerning recommendations made to any Advisory Client with regard to the purchase or sale of Covered Securities.
Advisory Client: means any person or entity to which BramCap
		provides investment advisory services. This term includes any registered or unregistered investment company for which BramCap serves as an adviser or sub-adviser and any separate account clients.

Beneficial

Ownership:	generally means any interest in a Covered
		Security for which an Access Person or any member of his or her immediate family sharing the same household can directly or indirectly receive a monetary ("pecuniary") benefit.
		Please see Appendix II for a complete
		definition.

Compliance
Officer:	means the person appointed by each Bramwell
		entity and indicated in Appendix VIII, as updated from time to time. The Compliance Officer may delegate any or all of his or her responsibilities under the Code, as specified in Appendix VIII. In instances when the Code is applied to the Compliance Officer, any other principal of the appropriate Bramwell entity may act as the Compliance Officer.

Control:	of the Funds or BramCap means the power to
		exercise a controlling influence over the management or policies of the entity (unless such power is solely the result of an official position with the entity). Any person who owns (directly or through one or more controlled companies), more than 25% of the voting securities of one of these entities shall be presumed to control such entity.

Independent
Director:  	means any person who serves on the Board of
		Directors of the Funds who is not an
		"interested person" as that term is defined in
		Section 2(a)(19) of the Investment Company Act of 1940, as amended. Independent Directors are exempted from most of the Code's provisions.
		See, for example, Article V, Section 1, and
		Article IX.

Covered Security: means any and every security as defined in
		Section 2(a)(36) of the Investment Company Act of 1940, as amended, but does not include the following, so that transactions in the following are not covered by the Code:

* direct obligations of the Government of the United States;

* bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

* shares issued by registered open-end investment companies
(mutual funds).


III.	General Principles
--------------------------
	This Code applies to all Access Persons. The Code acknowledges the general principles that Access Persons:

* owe a fiduciary obligation to all Advisory Clients;

* have the duty at all times to place the interests of all Advisory Clients first and foremost;

* must conduct their personal securities transactions in a manner that avoids conflicts of interest or abuses of their position of trust and responsibility; and

* will not take improper advantage of their positions in relation to Advisory Clients.

	No Access Person shall, directly or indirectly in connection with its purchase or sale of a Security Held or to be acquired by any Advisory Client:

* employ any device, scheme or artifice to defraud any Advisory Client;

* make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made to the Advisory Client, in light of the circumstances under which they are made, not misleading;

* engage in any act, practice, or course of business that operates or would operate as a fraud or deceit upon any Advisory Client; or

* engage in any manipulative practice with respect to any Advisory Client.


IV.	Inside Information
--------------------------

	No Access Person may use material, non-public information about a security or issuer in breach of a duty of trust or confidence that is owed directly, indirectly, or derivatively, to the issuer of that security, the shareholders of that issuer, any Advisory Client, or to any other person who is the source of the material non-public information. Any Access Person who believes he or she is in possession of such information must contact the Compliance Officer immediately to discuss the information and the circumstances surrounding its receipt. Please refer to the Insider Trading Policy attached as Appendix VI for more information.


(1) 'Security Held or to be Acquired' by any Advisory Client means
(1) any Covered Security which, within the most recent 15 days, is or has been held by an Advisory Client, or is being or has been considered by an Advisory Client or Bramwell for purchase by an Advisory Client, and (2) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security described in clause (1) above.

V.	Prohibited Transactions
-------------------------------
1. Unless prior written approval is obtained as described in Article VII or unless otherwise exempted by the Board of Directors of the appropriate Bramwell entity, no Access
Person, other than Independent Directors, shall:

* directly or indirectly purchase or sell any Covered
Security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

* engage in a transaction in any security in an initial public offering or a private placement.

2.	No Access Person shall, directly or indirectly,
purchase or sell any Covered Security in which he or she has, or by reason of such transaction acquires, any direct or indirect
Beneficial Ownership and which to his or her actual knowledge at the time of such purchase or sale:

* is being considered for purchase or sale by or for any Advisory Client;

* is being purchased or sold by or for any Advisory
Client, or is programmed for purchase or sale by or for any Advisory Client; or

* was purchased or sold by or for any Advisory Client within the seven (7) calendar day period preceding the purchase or sale by such Access Person.

3. No Access Person shall reveal to any other person
(except in the normal course or his or her duties on behalf of Bramwell) any information regarding securities transactions by any Advisory Client or consideration by Bramwell of any such securities transaction.

4. No Access Person shall recommend any securities transaction to any Advisory Client without having disclosed his or her interest, if any, in such securities or the issuer thereof, including without limitation (i) his or her direct or indirect beneficial ownership of any securities of such issuer, (ii) any contemplated transaction by such person in such securities,
(iii) any position with such issuer or its affiliates and
(iv) any present or proposed business relationship between such issuer or its affiliates, on the one hand, and such person or any party in which such person has a significant interest, on the other; provided, however, that in the event the interest of such Access Person in such securities or issuer is not material to his or her personal net worth or any contemplated transaction by such person in such securities cannot reasonably be expected to have a material adverse effect on any such transaction by any Advisory Client or on the market for the securities generally, such Access Person shall not be required to disclose his or her interest in the securities or issuer thereof in connection with any such recommendation.

VI.	Exemptions
------------------
	The prohibitions of Article V of this Code shall not apply to:

* purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

* purchases or sales of Covered Securities which are not eligible for purchase or sale by any Advisory Client;

* purchases or sales which are non-volitional on the part of either the Access Person or any Advisory Client;

* purchases effected through a systematic investment plan involving the automatic investment of a predetermined amount on predetermined dates, provided the Compliance
Officer has been previously advised of such plan, and purchases which are part of an automatic dividend reinvestment plan;

* purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and

* any purchase or sale (or series of related purchases and sales) involving less than $5,000 of the Covered
Securities of a company which is either listed on a national exchange or traded over the counter and having a market capitalization in excess of $1 billion or, with the prior written approval of the Compliance Officer, any other purchase or sale believed by the Compliance
Officer to be only remotely potentially harmful to any Advisory Client because, for example, it would be very unlikely to affect a highly liquid market, or because it clearly is not related economically to the securities to be purchased, sold or held by any Advisory Client.

VII.	Pre-Approval Procedures

1.	Approval Requirements
-----------------------------
An Access Person must obtain prior written approval from the Compliance Officer for all securities transactions otherwise prohibited by Article V.

2.	Time of Approval
------------------------
Pre-approval must be obtained prior to the proposed securities transaction and is valid only for the day it is given.

3.	Form
------------
Pre-approval must be obtained in writing by completing and signing a Personal Trading Request and Authorization Form (including the details of the proposed securities transaction) and submitting it to the Compliance
Officer.  Please use the form attached as Appendix III.

4.	Filing
--------------
The Compliance Officer will retain a copy of all completed Personal Trading Request and Authorization Forms in the manner contemplated by Article XII.

5.	Factors Considered in Approval of Personal Securities
Transactions

	Generally, the factors described below will be considered in determining whether or not to approve a proposed securities transaction. However, if warranted by the nature of the transaction, the Compliance Officer has the authority to approve a securities transaction on any other basis.

* whether the proposed purchase or sale is likely to have any economic impact on any Advisory Client or on their ability to purchase or sell securities of the same class or other securities of the same issuer;

* whether any Advisory Client has a pending "buy" or "sell" order in that security or has completed a purchase or sale of that security that day;

* whether the amount or nature of the securities transaction or person making it is likely to affect the price of or market for the security;

* whether the security proposed to be purchased or sold is one that would qualify for purchase or sale by any Advisory Client;

* whether the security is currently being considered for purchase or sale by Bramwell that day;

* whether the securities transaction would create the appearance of impropriety, whether or not an actual conflict exists; and

* whether the investment opportunity should be reserved for an Advisory Client, and whether the opportunity is being offered to the Access Person by virtue of his or her position.


VIII.	Reporting by Access Persons Other Than Independent
Directors of the Funds (2)

	1.	Initial Holdings Report
	-------------------------------
	Beginning on March 1, 2000, no later than 10 days after a person becomes an Access Person (other than Independent Directors of the Funds), such person must file a report with the Compliance Officer which contains the following information:

* the title, number of shares and principal amount of each Covered Security in which such person has any direct or indirect beneficial ownership;


-----------------------------
(2) Each Access Person required to make a report is responsible for taking the initiative to file reports as required under the Code. Any effort by the Compliance Officer to facilitate the reporting process does not change or alter that responsibility.

    Any report required by Articles VIII and IX may contain a statement that the report will not be construed as an admission that the person making the report has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

* the name of the broker, dealer or bank with whom such person maintains an account in which any securities are held for the direct or indirect benefit of such person;
and
* the date the report is submitted to the Compliance
Officer.

	2.	Quarterly Transaction Reports
	-------------------------------------
	Beginning with the calendar quarter ending March 31, 2000, no later than 10 days after the end of a calendar quarter, every Access Person (other than Independent Directors of the Funds) must file a report with the Compliance Officer with respect to any transaction during the calendar quarter in a Covered Security in which the Access Person had any direct or indirect beneficial ownership (the "Quarterly Report"). The Quarterly Report, which may be in the form of the cover page in Appendix IVB and attached account statements, must contain:

* the date of each transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Covered Security involved;

* the nature of the transaction (i.e., purchase or sale or other type of acquisition or disposition);

* the price of the Covered Security at which the transaction was effected;

* the name of the broker, dealer or bank with or through which the transaction was effected; and

* the date that the report is submitted to the Compliance
Officer.

	With respect to any quarter in which an account was established by an Access Person in which any securities were held for the direct or indirect benefit of the Access
Person, such Quarterly Report must also contain the name of the broker, dealer or bank with whom the Access Person established the account and the date the account was established.

	In addition, every Access Person (other than
Independent Directors of the Funds) must file quarterly the statement set forth in Appendix IVA.

	3.	Annual Holdings Reports
	-------------------------------

	No later than January 30, 2001, and every January 30 thereafter, every Access Person (other than Independent Directors of the Funds) must file a report with the Compliance Officer which contains the following information (which information must be current as of a date no more than 30 days before the report is submitted):

* the title, number of shares and principal amount of each Covered Security in which such person has any direct or indirect beneficial ownership as of December 31 of the prior calendar year;

* the name of the broker, dealer or bank with whom such person maintains an account in which any securities are held for the direct or indirect benefit of such person;
and

* the date the report is submitted to the Compliance
Officer.


The report may be in the form of the cover page in Appendix
V and attached account statements.

IX.	Reporting by Independent Directors of the Funds(3)
----------------------------------------------------------
	An Independent Director of the Funds must make a quarterly transaction report containing the information required by Article VIII, Section 2, no later than 10 days after the end of a calendar quarter with respect to transactions occurring in such quarter in a Covered Security only if such director knew or, in the ordinary course of fulfilling his or her official duties as a director of the Funds, should have known that during the 15-day period immediately before or after such director's transaction in a Covered Security, the Funds purchased or sold the Covered Security, or the Funds or their investment adviser considered purchasing or selling the Covered Security.

X.	Determination of Access Persons
---------------------------------------
	Each current director, officer and employee of Bramwell will be evaluated by the Compliance Officer to determine whether he or she is an Access Person before March 1, 2000. Those who are determined to be Access Persons will be notified of their status as an Access Person and their corresponding reporting obligations by March 1, 2000.

	Each potential new director, officer or employee of Bramwell will be evaluated to determine whether he or she is an Access Person before he or she is offered a position and will be notified of his or her status as an Access Person, if applicable, before taking his or her position.

XI.	Review of Reports Required by this Code of Ethics
---------------------------------------------------------
	Each report required to be submitted under Articles VIII and IX of the Code will be promptly reviewed by the Compliance
Officer when submitted.

	Any violation or potential violation of the Code (including the Insider Trading Policy attached as Appendix VI) shall be brought to the attention of the President of the appropriate Bramwell entity within five business days of its discovery. The Compliance Officer will investigate any such violation or potential violation and report to the President of the appropriate Bramwell entity with a recommendation of appropriate action to be taken against any individual whom it is determined has violated the Code, as is necessary to cure the violation and prevent future violations.

----------------------------------------------------
(3) Ordinarily, reports would need to be filed only if an Independent Director actually knows of a Fund transaction since, generally, Independent Directors would not be expected to be in a position in which they 'should have known' of a Fund transaction.

	The Compliance Officer will keep a written record of all investigations in connection with any Code violations including any action taken as a result of the violation.

XII.	Recordkeeping Requirements

	The following records must be maintained at the principal place of business of the appropriate Bramwell entity in the manner and to the extent set out below. These records must be made available to the Securities and Exchange Commission or any representative of the Commission at any time and from time to time for reasonable periodic, special or other examination:

* A copy of the Code that is in effect, or at any time within the past five years was in effect, must be maintained in an easily accessible place;

* A record of any violation of the Code, and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

* A copy of each report required to be submitted by Access
Persons under Articles VIII and IX of the Code, including any information provided on broker transaction confirmations and account statements, must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place;

* A record of all Access Persons, currently or within the past five years, who are or were required to make reports under the Code will be established prior to March 1, 2000 and maintained in an easily accessible place;

* A record of all persons, currently or within the past five years, who are or were responsible for reviewing reports of Access Persons will be established prior to March 1, 2000 and maintained in an easily accessible place;

* A copy of each Personal Trading Request and
Authorization Form submitted to the Compliance Officer
(including a record of all approvals to acquire securities in an initial public offering or private placement, indicating the reasons therefor) must be maintained for at least five years after the end of the fiscal year in which the form was submitted or the approval is granted, whichever is later; and

* A copy of each report to the Board of Directors of the Funds required to be submitted pursuant to Article XIII of the Code must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.


XIII.	Reports to the Board of Directors of the Funds

	No later than September 1, 2000 and no less frequently than annually thereafter, the Compliance Officer will prepare a written report to be furnished to the Board of Directors of the Funds that:

* Describes any issues arising under the Code since the last report to the Board of Directors of the Funds, including, but not limited to, information about material violations of the Code and sanctions imposed in response to the material violations; and

* Certifies that each Bramwell entity has adopted the procedures in Articles X through XII of the Code and this Article XIII, which Articles are reasonably necessary to prevent Access Persons from violating the Code.

No later than September 1, 2000 and no less frequently than annually thereafter, the distributor of the Funds, if any, must prepare a written report to be furnished to the Board of Directors of the Funds that:

* Describes any issues arising under its code of ethics since the last report to the Board of Directors, including, but not limited to, information about material violations of its code of ethics and sanctions imposed in response to the material violations; and

* Certifies that it has adopted procedures reasonably necessary to prevent Access Persons from violating its code of ethics.

XIV.	Confidentiality of Adviser Transactions
-----------------------------------------------
Information relating to any Advisory Client's portfolio or activities is strictly confidential and should not be discussed with anyone outside Bramwell. In addition, from the time that an Access Person anticipates making a recommendation to purchase or sell a security, through the time that all transactions based on that recommendation have been completed or abandoned, the subject and content of the recommendation may be considered "inside information." Accordingly, Access Persons must maintain the utmost confidentiality with respect to their recommendations during this period and may not discuss a contemplated recommendation with anyone outside of Bramwell. Please refer to the Insider Trading Policy in Appendix VI.
Any written or oral disclosure of information concerning Bramwell, any Advisory Client, or particular purchase or sale transactions for Advisory Client accounts should be made only by persons who are specifically authorized to release that information after consultation with the Compliance Officer.

XV.	Sanctions
-----------------
Upon discovering a violation of Article V, Section 1 of the Code, the Compliance Officer shall impose the sanctions set forth in Schedule A; and upon discovering more than two violations of
Article V, Section 1 of the Code by a single violator or a violation of any other section of Article V of the Code, the Bramwell entity affected by such violation(s) may impose such sanctions as each deems appropriate, including monetary sanctions, a letter of censure, suspension or termination of the employment of the violator, or disgorgement of any profit.

XVI.	Amendments and Modifications
------------------------------------
This Code may be amended or modified as deemed necessary by the officers of the appropriate Bramwell entity. In the case of amendments or modifications by the Funds or BramCap, the amendments and modifications must also by approved by the directors of the Funds within six months of any such amendment or modification.

XVIII.	Distribution and Annual Certification
---------------------------------------------
The Compliance Officer shall provide each Access Person with a copy of the Code and any subsequent amendments thereto. All Access Persons must certify annually that they understand the Code, have had an opportunity to ask questions about the Code, and will comply with all applicable aspects of the Code by submitting an Annual Certificate of Compliance (attached as Appendix I) to the Compliance Director no later than December 31 of each year.

			APPENDIX I

		THE BRAMWELL FUNDS, INC.

	   BRAMWELL CAPITAL MANAGEMENT, INC.



		     Code of Ethics

	   ANNUAL CERTIFICATE OF COMPLIANCE


_______________________________

Name (please print)


	This is to certify that the attached Code of Ethics ("Code") was distributed to me on ____________, 20___. I have read and understand the Code. I certify that I have complied with the Code during the course of my association with Bramwell, and that I will continue to do so in the future. Moreover, I agree to promptly report to the Compliance Officer any violation or possible violation of the Code of which I become aware.

	I understand that violation of the Code will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.


_____________________________________
Signature
_____________________________________
Date

			APPENDIX II
			-----------

	The term "beneficial owner" shall mean any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in securities, subject to the following:

	(1)	The term "pecuniary interest" in any class of
securities shall mean the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities.

	(2)	The term "indirect pecuniary interest" in any
class of securities shall include, but not be limited to:

	(A)	Securities held by members of a person's
immediate family sharing the same household; provided, however that the presumption of such beneficial ownership may be rebutted;

	(B)	A general partner's proportionate interest in
the portfolio securities held by a general or limited partnership. The general partner's proportionate interest, as evidenced by the partnership agreement in effect at the time of the transaction and the partnership's most recent financial statements, shall be the greater of: (1) the general partner's share of the partnership's profits, including profits attributed to any limited partnership interests held by the general partner and any other interests in profits that arise from the purchase and sale of the partnership's portfolio securities; or (2) the general partner's share of the partnership capital account, including the share attributable to any limited partnership interest held by the general partner;

	(C)	A performance-related fee, other than an asset-
based fee, received by any broker, dealer, bank, insurance company, investment company, investment adviser, investment manager, trustee or person or entity performing a similar function; provided, however, that no pecuniary interest shall be present where: (1) the performance-related fee, regardless of when payable, is calculated based upon net capital gains and/or net capital appreciation generated from the portfolio or from the fiduciary's overall performance over a period of one year or more; and (2) securities of the issuer do not account for more than 10 percent of the market value of the portfolio. A right to a nonperformance-related fee alone shall not represent a pecuniary interest in the securities;

	(D)	A person's right to dividends that is separated
or separable from the underlying securities. Otherwise, a right to dividends alone shall not represent a pecuniary interest in the securities;

	(E)	A person's interest in securities held by a
trust, as specified in Rule 16a-8(b); and

	(F)	A person's right to acquire securities through
the exercise or conversion of any derivative security, whether or not presently exercisable.

(3)	A shareholder shall not be deemed to have a pecuniary
interest in the portfolio securities held by a corporation or similar entity in which the person owns securities if the shareholder is not a controlling shareholder of the entity and does not have or share investment control over the entity's portfolio.

			APPENDIX III
			------------

	Personal Trading Request and Authorization Form


Employee Name _______________________________

Person On Whose Behalf Trade is Being Done (if different)

Broker __________	Brokerage Account Number ___________

Covered Security _________________
		   Company Name, Type of Covered Security

Ticker Symbol _______________

Number of Shares or Units ______   Price per Share or Unit _______

Approximate Total Price ________		Buy or Sell ________


I hereby certify that all of the following information is true and complete:

To the best of my knowledge, neither I nor anyone at Bramwell possess material, non-public information about the issuer or the security.

To the best of my knowledge, the requested transaction is consistent with the letter and spirit of the Code.

To the best of my knowledge, Bramwell has not purchased or sold the securities on behalf of an Advisory Client today.

To the best of my knowledge, Bramwell is not considering purchasing or selling the securities on behalf of an Advisory
Client.

_______________________________________    	________________
Signature					Date


When signed and dated by the Compliance Officer, this authorization is approved for this transaction only and is effective only for the day it is given unless you are notified otherwise by the Compliance Officer. A record of this transaction will be kept by the Compliance Officer in confidential files.

_______________________________________    	________________
Compliance Officer				Date


------------------------------------------------------------------
(1) 	Compliance Officer Please Note:  If approval is granted to
acquire securities in an initial public offering or in a private placement, indicate the reasons for such approval on the reverse side of this form. This form must be maintained for at least five years after the end of the fiscal year in which the form was submitted or the approval is granted, whichever is later in accordance with Article XII of the Code.

			APPENDIX IVA
			------------

To:	Compliance Officer
	Bramwell Capital Management, Inc.

From:

Date:

Re:	Reporting of Securities Transactions for the Quarter ended
[month] [date], 200x.


In compliance with the Code of Ethics requirements for Access
Persons, I hereby affirm that:

		[]	I have disclosed all reportable transactions as
required by the Code of Ethics (list of transactions attached).

		[]	I have no reportable transactions for the period.

		[]	During the quarter ending on the date written above,
I have not established any new account in which any securities were held during such quarter for my direct or indirect benefit.

		[]	During the quarter ending on the date written above,
I have established the following new accounts in which any securities were held during such quarter for my direct or indirect benefit:



Name of Broker, Dealer, or Bank			Date Established
_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________



Signature


Name:
	(Please print)

Date:	______________

			APPENDIX IVB

		The Bramwell Funds, Inc.
	   Bramwell Capital Management, Inc.

		Securities Transaction Report

	For Calendar Quarter Ended [Month] [Date], 200x

To:	Compliance Officer, Bramwell Capital Management, Inc.

	During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transactions acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics of Bramwell Capital
Management and the Bramwell Funds, Inc.


Security	Date of		# of Shares or	Dollar amount					Type of Acocunt
(Include Issuer	Transaction	Principal	of transaction	Buy/Sell Price	Effected Through (IRA, Custody,
Name)				Amount								  Self, Etc.)
--------------	-----------	--------------	--------------	-------- ------	---------------	---------------




This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes transactions not required to be reported, and
(iii) is not an admission that I have or had any direct beneficial ownership in the securities listed above.

This report is to be signed, dated, and returned within ten days of the end of the calendar quarter.

Signature:
	__________________________________________________

Print Name:
	__________________________________________________

Date:
	__________________________________________________

		APPENDIX V
		----------

	Annual Holdings Report

For the calendar year ending December 31, _______


	I hereby certify that the securities on the attached account statements are the only Covered Securities in which I have a direct or indirect beneficial ownership as of the date written above.

	Listed below are the names of every broker, dealer and bank with whom I maintain an account in which securities are held for my direct or indirect benefit:
_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________


Signature______________________________


Name:
	Please print


Date:

			APPENDIX VI

		POLICIES AND PROCEDURES

	  CONCERNING THE MISUSE OF MATERIAL

		NON-PUBLIC INFORMATION

	    (the "Insider Trading Policy")


	Every director, officer, or employee of The Bramwell Funds, Inc. and Bramwell Capital Management, Inc.("BramCap") (collectively, "Bramwell") who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by any Advisory Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales, and any natural person in a control relationship to a Bramwell entity who obtains such information (each a "Covered Person") must read and retain a copy of these Policies and Procedures Concerning the Misuse of Material Non-Public Information (the "Insider Trading
Policy"). Any questions regarding the Insider Trading Policy described herein should be referred to Bramwell's Compliance
Officer.

SECTION I.	POLICY STATEMENT ON INSIDER TRADING ("Policy Statement")
------------------------------------------------------------------------

	Bramwell's Policy Statement applies to every Covered Person and extends to activities both within and outside the scope of their duties at Bramwell. Bramwell forbids any Covered Person from engaging in any activities that would be considered to be "insider trading."
	The term "insider trading" is not defined in the federal securities laws, but generally is understood to prohibit the following activities:

1.	trading while in possession of material non-public
information;

2.	recommending the purchase or sale of securities while in
possession of material non-public information; or

3.	communicating material non-public information to others
(i.e., "tipping").

The elements of insider trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this Policy Statement, you have any questions you should consult the Compliance Officer.

A.	Who is an Insider?
	------------------
	The concept of "insider" is broad and it includes trustees, directors, officers, partners, members, and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and, as a result, is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of these organizations. In addition, Bramwell and any Covered Person may become temporary insiders of a company that Bramwell analyzes, or that Bramwell advises or for which Bramwell performs other services.

	Although BramCap has a fiduciary relationship with its clients, it has no legal obligation to trade or recommend trading on the basis of material non-public information. In fact, such conduct could violate the U.S. securities laws.

B.	What is Material Information?
	-----------------------------
	Trading, tipping, or recommending securities transactions while in possession of inside information is not an actionable activity unless the information is "material." Generally, information is considered material if: (i) there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions or (ii) it would significantly alter the total mix of information made available. A pragmatic test is whether the information is reasonably certain to have a substantial effect on the price of a company's securities. Information that should be considered material includes, but is not limited to, the following: dividend changes, earnings estimates, changes in previously released earnings estimates, a joint venture, the borrowing of significant funds, a major labor dispute, merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments. For information to be considered material it need not be so important that it would have changed an investor's decision to purchase or sell particular securities; rather it is enough that it is the type of information on which reasonable investors rely in making purchase or sale decisions. The materiality of information relating to the possible occurrence of any future event may depend on the likelihood that the event will occur and its significance if it did occur.

	Knowledge about trading programs in a corporation's securities that could affect its market price may also constitute insider information. For example, knowledge that BramCap is recommending the purchase or sale by a client of a significant block of stock and trading personally on the basis of the expected stock movement constitutes trading on insider information.

C.	What is Non-Public Information?
	-------------------------------
	All information is considered non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the Securities and Exchange Commission, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public. Information in bulletins and research reports disseminated by brokerage firms are also generally considered to be public information. However, before such information is considered to have been made public, the market place must have had the opportunity to react to it.

D.	Penalties for Insider Trading
	-----------------------------
	Penalties for trading on or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she did not personally benefit from the violation. Penalties include:

	1.	civil injunctions;

2.	criminal penalties for individuals of up to $1,000,000 and
	for "non-natural persons" of up to $2.5 million dollars plus, for individuals, a maximum jail term of ten years;

3.	private rights of actions for disgorgement of profits;

4.	civil penalties for the person who committed the violation
	of up to three times the profit gained or loss avoided, whether or not the person actually benefited;

5.	civil penalties for the employer or other controlling
	person of up to the greater of $1,000,000 per violation or three times the amount of the profit gained or loss avoided as a result of each violation; and

6.	a permanent bar, pursuant to the SEC's administrative
	jurisdiction, from association with any broker, dealer, investment company, investment adviser, or municipal securities dealer.

	In addition, any violation of this Policy Statement can be expected to result in serious sanctions by Bramwell, including dismissal of the persons involved.

SECTION II. PROCEDURES TO IMPLEMENT BRAMWELL'S POLICY STATEMENT
---------------------------------------------------------------
	The following procedures have been established to aid Bramwell's Employees in avoiding insider trading, and to aid Bramwell in preventing, detecting and imposing sanctions against insider trading. Every Covered Person must follow these procedures or risk serious sanctions, as described above. If you have any questions about these procedures you should consult the Compliance Officer.

A.	Identifying Insider Information
	-------------------------------
	Before trading for yourself or others, including for any client accounts managed by Bramwell, in the securities of a company about which you may have potential insider information, or revealing such information to others or making a recommendation based on such information, you should ask yourself the following questions:

1. Is the information material? Is this information that an investor would consider important in making a investment decision? Is this information that would substantially affect the market price of the securities if generally disclosed?

2. Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in The Wall Street Journal or other publications of general circulation, or has it otherwise been made available to the public?

If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information may be material and non-public, you should take the following steps:

1. Report the matter immediately to the Compliance Officer.
In consulting with the Compliance Officer, you should disclose all information that you believe may bear on the issue of whether the information you have is material and non-public.

2. Refrain from purchasing or selling securities with respect to such information on behalf of yourself or others, including for client accounts managed by Bramwell.

3. Refrain from communicating the information inside or outside Bramwell, other than to the Compliance Officer.

	After the Compliance Officer has reviewed the issue, you will be instructed to continue the prohibitions against trading, tipping, or communication, or you will be allowed to trade and communicate the information. In appropriate circumstances, the Compliance Officer will consult with counsel as to the appropriate course to follow.

B.	Personal Securities Trading
	---------------------------
	All Covered Persons must adhere to Bramwell's Code of Ethics ( the "Code") with respect to securities transactions effected for their own account and accounts over which they have a direct or indirect beneficial interest. Please refer to the Code as necessary.

C.	Restricting Access to Material Non-Public Information
	-----------------------------------------------------
	Information in your possession that you identify, or which has been identified to you as material and non-public, must not be communicated to anyone, except as provided in paragraph II.A., above. In addition, you should make certain that such information is secure. For example, files containing material non-public information should be sealed and inaccessible and access to computer files containing material non-public information should be restricted by means of a password or other similar restriction.

D.	Resolving Issues Concerning Insider Trading
	-------------------------------------------
	If, after consideration of the items set forth in paragraph II.A. above, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, please discuss such matters with the Compliance Officer before trading on or communicating the information in question to anyone.

E.	Supervisory Procedures
	----------------------
	Bramwell's Compliance Officer is critical to the implementation and maintenance of these Policy and Procedures against insider trading. The supervisory procedures set forth below are designed to prevent insider trading.

1.	Prevention of Insider Trading
	-----------------------------
	In addition to the prior written approval and reporting procedures specified in the Code concerning personal securities transactions, the following measures have been implemented to prevent insider trading by Covered Persons:

a.	Each Covered Person will be provided with a copy of
	the Insider Trading Policy;

b.	The Compliance Officer will answer questions
	regarding the Insider Trading Policy;

c.	The Compliance Officer will resolve issues of
	whether information received by a Covered Person is material and non-public;

d.	The Compliance Officer will review on a regular
	basis, and update as necessary, the Insider Trading
	Policy;

e.	Whenever it has been determined that a Covered
	Person has material non-public information, the Compliance Officer will implement measures to prevent dissemination of such information; and

f.	Upon the request of any Covered Person, the
	Compliance Officer will promptly review and either approve or disapprove a request for clearance to trade in the subject securities.

2.	Special Reports to Management

	Promptly upon learning of a potential violation of the Insider Trading Policy, the Compliance Officer will prepare a confidential written report to the management of the effected Bramwell entity providing full details and recommendations for further action.

3.	Annual Reports to Management

	On an annual basis, the Compliance Officer will prepare a written report to the management of each Bramwell entity setting forth:

	a.	full details of any investigation, either internal
	or by a regulatory agency, of any suspected insider trading and the results of such investigation; and

	b.	an evaluation of the current Insider Trading Policy
	and any recommendations for improvement.

In response to such reports, management of each Bramwell entity will determine whether any changes to the Insider Trading
Policy may be appropriate.

 		  APPENDIX VII

	    POLICIES AND PROCEDURES

	CONCERNING THE MISUSE OF MATERIAL

	    NON-PUBLIC INFORMATION

	(the "Insider Trading Policy")

	ANNUAL CERTIFICATE OF COMPLIANCE




_________________________
Name (please print)

This is to certify that the I have read and sufficiently understand the Insider Trading Policy distributed to me on __________, 20___. I certify that I have complied with the Insider Trading Policy during the course of my association with Bramwell and that I will continue to do so in the future.
Moreover, I agree to promptly report to the Compliance Officer any violation or possible violation of the Insider Trading Policy of which I become aware.

I understand that violation of the Insider Trading Policy will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.



_____________________________________
Signature


_____________________________________
Date

			APPENDIX VIII

		    COMPLIANCE DIRECTOR

As of January 2, 2002, each of the Funds and BramCap has designated the following person as Bramwell's Compliance Officer:

	Donald G. Allison

The Compliance Officer may delegate his or her functions as he or she sees fit. The Compliance Officer may consult with outside counsel as appropriate. Securities transactions of the Compliance Officer may be pre-approved pursuant to the procedure in Article VII of the Code by any principal of the appropriate Bramwell entity.

SCHEDULE A



Fines for failure to obtain prior written approval of securities transactions occurring on or after February 15, 2000:


First Offense $500

Second Offense $750

More Than Two Offenses: As provided for under Article XV of the Code

======================================================================

       ESSEX INVESTMENT MANAGEMENT COMPANY, LLC CODE OF ETHICS

======================================================================

 ESSEX INVESTMENT MANAGEMENT COMPANY, LLC.

              Code of Ethics

                   and

Statement of Policies and Procedures on
             Insider Trading

	 * * * * * * * * * * * * *

  ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

OFFICERS & EMPLOYEES CODE OF ETHICS REGARDING

      PERSONAL SECURITY TRANSACTIONS
----------------------------------------------

1. General Principals
---------------------
As an investment adviser, Essex and
its employees owe a fiduciary
responsibility to our clients, this
requires each of us to put the
interest of our clients first. A
critical component of our fiduciary
duty to our clients is to avoid
potential conflicts of interest. As
such our Code of Ethics provides the
following:

-	All employees must place the
interest of our clients first;
-	All employees must execute
personal securities transactions
in compliance with this Code of
Ethics and to avoid any actual or
potential conflict of interest.
Even the appearance of a conflict
of interest must be anticipated
and avoided; and
-	No employee should take
inappropriate advantage of their
position and/or unfair advantage
of information that they learn.

A.	Code Not to Forbid or Even
Discourage Personal Investing

It is strongly emphasized that
it is not the intention of this
Code of Ethics to forbid or
even discourage the
accumulation and management, by
officers or employees, of a
personal portfolio consisting
of securities generally
available to the public
including securities in the
portfolios of client accounts.
Indeed, a sound personal
investment program is one very
good way to develop an
analytical skill in dealing
with the market which can be of
great value to the client
accounts. Such a course of
action must however, in
recognition of the service
relationship to the clients, be
carried on in accordance with
certain standards and
guidelines that have been
established for everyone's
protection.

B.	Restricted Activities
-----------------------------
Among other things, it is clear
that each officer or employee
or their family members should
be certain that he/she avoid:

1.	purchasing or selling
securities in such a way
as to compete in the
marketplace with the
accounts of clients
managed by Essex, or
otherwise acting to
injure their
transactions;

2.	using knowledge of client
securities transactions
to profit by the market
effect of such client
transactions;

3.	placing a transaction, which
in hindsight, might take on
the appearance of
front-running" clients'
accounts; or

4.	giving to others information
not generally available to the
public of proposed or current
purchases or sales by the
clients (except to the extent
necessary to the carrying on
of the business of the
clients) because of the
possibility of such others
taking action detrimental or
potentially detrimental to the
client accounts or potentially
benefiting from the market
effect of such client
transaction.

II.	CERTAIN INVESTING GUIDELINES FOR
	OFFICERS & EMPLOYEES
	(AFFILIATED PERSONS)
----------------------------------------
All officers and employees and their
family members, as described in Section
IV, below (each of whom is herein
described as an "Affiliated Person") of
Essex must adhere to the following
restrictions:

A.	SIMULTANEOUS TRANSACTIONS
---------------------------------
An Affiliated Person may not
purchase, sell, short, etc. any
security if, within the prior three
full business days and up to the
time the Head Trader pre-clears the
transaction, Essex has had activity
in such security or an equivalent on
behalf of any of its clients.

Any simultaneous transactions, i.e.,
any purchase or sale of any security
by any Affiliated Person
simultaneously with, or at
approximately the same time as a
client account, may involve a
conflict with our clients and
therefore may be a violation of the
Code whether or not there is any
detriment to the client account and
whether or not any individual
benefits thereby.

A pattern of buying or selling at
approximately the same time as any
account, or in advance of any
account, carries with it, at a
minimum, the appearance of a
violation of the Code. The
Compliance Officer will carefully
consider with any Affiliated Person
any transaction of his/her having
the appearance of a joint
participation or simultaneous
transaction. If any Affiliated
Person intends to purchase or sell
any security which is held by a
client account, or has knowledge
that a particular asset is being
considered for purchase or sale by
client accounts, it is recommended
that that person review his/her
potential purchase or sale with the
Compliance Officer.

Front-running is strictly prohibited
by this Code. Front-running
violations are typified in personal
trades conducted shortly before
Essex's transaction and is
calculated to capitalize on the
market effect of Essex's trading.
Obviously, an Affiliated Person's
transactions should be avoided where
they have the possible appearance of
front-
running even though that was not the
intent. Trading by an Affiliated Person
immediately after a trade by Essex may
allow that person to benefit from any
market effect caused by Essex's trades.

B.	INITIAL PUBLIC AND SECONDARY OFFERINGS
----------------------------------------------
IT IS COMPLETELY PROHIBITED FOR ANY
AFFILIATED PERSON TO PARTICIPATE FOR
HIS/HER PERSONAL ACCOUNT IN AN INITIAL
PUBLIC OFFERING OR A SECONDARY OFFERING OF
SECURITIES OF AN ISSUER, SINCE THE
AVAILABILITY OF SUCH PARTICIPATION MAY
STEM, OR APPEAR TO STEM, FROM HIS/HER
RELATIONSHIP WITH ESSEX. NOTWITHSTANDING
THE FOREGOING, AN AFFILIATED PERSON MAY
PARTICIPATE IN AN INITIAL PUBLIC OFFERING
IF THE OPPORTUNITY OF SUCH INVESTMENT WAS
NOT IN ANY WAY RELATED TO HIS/HER
RELATIONSHIP WITH ESSEX. THE COMPLIANCE
OFFICER WILL HAVE THE FINAL DETERMINATION
AS TO WHETHER A PARTICULAR INVESTMENT
OPPORTUNITY AROSE FROM HIS/HER RELATIONSHIP
WITH ESSEX. Such a situation may arise for example, where a Savings Bank goes public and offers investment opportunities to its long-term depositors. Purchase of a security pursuant to this section is still subject to the reporting requirements of
Section V(E). This policy does not prohibit an Affiliated Person from buying securities in the open market after such offering, provided all other provisions of this Code are met.

C.	SHORT TERM TRADING
--------------------------
AFFILIATED PERSONS ARE PROHIBITED FROM
ENGAGING IN "SHORT-TERM" TRADING. FOR
PURPOSES OF THIS CODE, "SHORT-TENN "
TRADING IS DEFINED AS THE SALE/COVER OF A
SECURITY WITHIN THIRTY DAYS OF A
PURCHASE/SHORT OF THE SAME SECURITY.
HOWEVER, IF THE PRICE DECLINES BY 20% OR
MORE WITHIN THIRTY DAYS OF BEING PURCHASED,
THE COMPLIANCE OFFICER, IN HIS/HER SOLE
DISCRETION, MAY WAIVE THIS RESTRICTION. THE
SUBSEQUENT SALE WOULD BE SUBJECT TO ALL
OTHER PROVISIONS OF THIS CODE. In order to avoid the appearance of a conflict of interest arising from Affiliated Persons quickly profiting on their personal trades, Essex requires a thirty-day holding period on all purchases/shorts.


D.	COOPERATIVE INVESTMENTS
-------------------------------
AN AFFILIATED PERSON MAY HAVE A BENEFICIAL
INTEREST IN A LIMITED PARTNERSHIP, BUSINESS
TRUST, OR INVESTMENT CLUB, OR OTHER SIMILAR
ORGANIZATION DEALING IN SECURITIES
("COOPERATIVE INVESTMENT") ONLY WITH THE
PRIOR WRITTEN APPROVAL OF THE COMPLIANCE
OFFICER. THIS PROVISION DOES NOT APPLY TO A
COOPERATIVE INVESTMENT MANAGED BY ESSEX FOR
ITS EMPLOYEES.

One of the factors to be considered by the Compliance Officer will be the extent the Affiliated Person takes part in any investment decision. If the Affiliated
Person takes any part in any investment
decision, or could have the appearance of taking part in any decision, the Cooperative Investment must follow this
Code, including the preclearance
provision. If the Cooperative Investment does not adhere to this Code, then participation by the Affiliated Person will be prohibited. The decision of the Compliance Officer will be final.

E.	MUTUAL FUNDS
--------------------
AN AFFILIATED PERSON MAY INVEST IN ANY
REGULATED INVESTMENT COMPANY (MUTUAL FUND)
PROVIDED THE PURCHASE OR SALE OF SUCH
FUND(S) IS ON SUBSTANTIALLY THE SAME TERMS
AS SOMEONE WHO IS NOT ASSOCIATED WITH
ESSEX WOULD OBTAIN.

F.	OPTIONS AND SHORT SALES
-------------------------------
THE USE OF OPTIONS AND SHORT SALES ARE
SUBJECT TO ALL PROVISIONS OF THIS CODE AS
IS THE CASE WITH ANY OTHER SECURITY. Due to the restrictions on simultaneous transactions, the limited life of an option contract, and the potential for unlimited losses on short sales, an Affiliated Person should very carefully consider the implications of writing, buying, or selling or exercising put or call options or making short sales or combinations of any of the foregoing. It is emphasized that because of the special nature of some of these transactions, the potential conflicts they may create with investments held in or being considered for purchase or sale by client accounts, and the trading restrictions and prohibitions contained in this Code, the Affiliated Person should weigh the risks associated with these types of investments

In addition, the potential for conflict
and/or the appearance of conflict of
interest with our clients by using these types of investments is increased. The appearance of front-running is also increased. Therefore, the use of these types of investments will be carefully scrutinized by the Compliance Officer, and if it is determined that the Affiliated
Person benefited, at the expense of any
client, the profits from the transaction may be disgorged.

IN ANY CASE, THE USE OF OPTIONS TO EVADE
THE PROVISIONS OF THIS CODE IS PROHIBITED.

G.	PRIVATE PLACEMENTS AND INVESTMENT LETTER
SECURITIES
------------------------------------------------

In limited situations, an Affiliated Person may purchase investment letter securities,
Or securities in a private offering,
however, the procedures for such purchase are VASTLY different then the normal preclearance authorization for publicly traded securities described in 11. A.
above. This section does not apply to
securities purchased through a vehicle
managed by Essex in which an Affiliated
Person has made an investment.

Investing in private placements by an
Affiliated Person increases the potential for either a conflict or the appearance of a conflict of interest with Essex's clients. For example, if the accounts have accepted the invitation, such persons obviously cannot compete with them. If they have refused, a participation by such persons is open to the charge that the accounts refused to invest, or were encouraged not to invest, in order to enable the individual to participate.

If the security is such that any client's accounts could possibly have an interest in it, a purchase by an Affiliated Person is open to the charge that he received preferred treatment from a broker-dealer because of his ASSOCIATION WITH an investment advisor or a counseling account.

However, in some instances, there may be extenuating circumstances or special facts, such as personal relationships with the issuer. In ADDITION, in certain situations, it may be in the best interest of the client for an Affiliated Person to make an investment - where for example the purchase of a larger block may reduce the overall unit price of the issue.

Therefore, Affiliated Persons may request permission to make such investments.
Application, in writing, for such
permission should be addressed to the
Compliance Officer, who will then bring
such request to Joseph C. McNay, Chairman,
Colin McNay, Research Director or Stephen
R. Clark, Executive Vice President
("Designated Officers"). The determination of the Designated Officer(s) will be final and a memo to the employees personnel file will memorialize their determination

When making a determination as to whether an employee may make an investment in a restricted security, the following will be taken into account:

1.	That each client who is known to be
potentially interested in such type
of investment or whose stated
investment objectives are consistent
with such an investment has been
informed directly about the
opportunity;

2.	Essex has made a good faith
determination as to what portion
of such offering should be made
available to each client in
this group of accounts, based on risk/retum characteristics, level of diversification, other investment opportunities available, etc. of the client's account;

3.		All clients whose investment
guidelines would permit such an
	investment have been notified of
the investment opportunity
and have responded back to Essex,
in writing, of their
acceptance or rejection of the
investment; and

4.	All doubts must be resolved in
favor of offering theinvestment to
the client at the expense of the
affiliate's opportunity to invest.

After the above four items have been
resolved and the investment opportunity
is still available to the affiliate,
then the Designated Officer(s) must
further determine:

1.	That the affiliate's participation
in the offering will not have a material adverse effect on the terms being offered to the client;

2.	That the affiliate is participating
in the offering on the same terms
as the client and on the same terms
as generally being offered to other
prospective investors;

3.	That the proposed transaction in no
way creates any unfairness to any
of Essex's existing clients; and

4.	That any conflict will be resolved
in favor of the client, even
if it means the Affiliated Person
is
not allowed to make the investment.

H.	GIFTS AND ENDORSEMENTS
------------------------------
THIS CODE OF ETHICS REQUIRES ANY
AFFILIATED PERSON TO REPORT THE RECEIPT
OF ANY GIFT OR OTHER SERVICE, ITEM, ETC.
OF MORE THAN A DE MINIMIS VALUE
(CURRENTLY $150) FROM ANY PERSON OR
ENTITY PER YEAR THAT DOES BUSINESS WITH
ESSEX. This report is due on the 10th day of the month following the receipt of such gift, service or item in excess of the de minimis amount

1.	OTHER SECURITIES INVESTMENTS
------------------------------------

Essex does not generally engage on behalf of its clients in securities transactions other than those described specifically in the Code. Nevertheless, all securities transactions by employees are subject to the principles of the Code, whether or not they are of a type specifically described herein. All securities transactions should be included in the monthly reports described below. They are also subject to the pre-clearance procedure, unless the Code expressly states otherwise.

The following securities transactions do not require pre-clearance, but only if the Affiliated Person is completely satisfied that such an investment is consistent with the general principles of the Code, as well as its specific requirements:

Direct investments in obligations
of the United States; Investments in commodities
(not including index futures or currency futures or forward contracts); Direct investment in real estate (not including securities evidencing an interest in real estate, such as REITS); Investments in mutual funds (except as described herein); and Investments in
FDIC-insured bank accounts or certificates of deposit. U. S. Depository Receipts as described in Section II(K).

J.	DIVIDEND REINVESTMENT PLANS
-----------------------------------
Certain Affiliated Persons may
participate in an issuer's dividend
reinvestment plan ("DRP") and may make
cash contributions to purchase additional shares through the DRP. All such investments must be reflected in the monthly reports. The commencement of participation in a DRP is subject to the pre-clearance procedure, as is any cash contribution to a DRP (except as described below).

If an Affiliated Person intends to make
small cash contributions ($1,000.00 or
less) to an individual DRP on a monthly
(or less frequent) basis as part of an
ongoing personal investment program in
such security, such Affiliated Person may pre-clear the investment program as a whole and then he or she need not pre-clear each investment made within the confines of such a plan.

The termination of an investment plan as described above, the termination of participation in the DRP, and the purchase of shares through the DRP by dividend reinvestment alone are all not subject to pre-clearance, though they all must be included in the monthly reports.

K.	EXEMPTIONS
------------------
(1) PURCHASES OR SALES OF
SECURITIES MAY BE EXEMPTEDFROM
THE PROVISIONS OF SECTION
II.A. IF THE AFFILIATED PERSON
OBTAINS A CERTIFICATION FROM
THE HEAD TRADER THAT THE
PROPOSED PURCHASE OR SALE, OR
ANY PURCHASES OR SALES BY
ESSEX ACCOUNTS IN THE NEXTFEW
BUSINESS DAYS, ARE UNLIKELY TO
HAVE A MATERIAL IMPACT ON THE
PRICE OF THE SECURITY.

(2) PURCHASES OR SALES OF U.S
INDEX DEPOSITORY RECEIPTS
(E.G., S & P DEPOSITORY
RECEIPTS - SPDR) IN AMOUNTS
LESS THAN $50,000 (OR SOME
OTHER AMOUNT AS THE COMPLIANCE
OFFICER DETERMINES) DO NOT
HAVE TO BE PRE-CLEARED. FOR
TRANSACTIONS IN AMOUNTS IN
EXCESS OF $50,000 THE
AFFILIATED PERSON MUST OBTAIN
A CERTIFICATION FROM THE HEAD
TRADER THAT THE PROPOSED
PURCHASE OR SALE, OR ANY
PURCHASES OR SALES BY ESSEX
ACCOUNTS IN THE NEXTFEW
BUSINESS DAYS, ARE UNLIKELY TO
HAVE A MATERIAL IMPACT ON THE
PRICE OF THE OF THE U.S. INDEX
DEPOSITORY RECEIPT.

Simultaneous transactions by
Affiliated Persons in
securities that are also held
by Essex clients at a minimum
may create the appearance of a
conflict of interest with the
interests of the Essex client.
However, the provisions of
this Code are designed to
recognize that, as a practical
matter, there is little chance
for a client to be harmed, or
an employee to benefit through
"front-running", if purchases
or sales are made in small
amounts in a large
capitalized, liquid stock. In
making the certification
necessary to obtain this
exemption, the Head Trader
shall consider the market
capitalization of the
security, its average daily
trading volume, and the
likelihood that the Affiliated
Person's transaction, (or any
potential transactions by
Essex client accounts in the
next few business days) would
produce a material impact on
the security's price.

(3) TRADING ACTIVITY THROUGH AN
ACCOUNT FOR WHICH THE
AFFILIATED PERSON DOES NOT
HAVE ANY AUTHORITY TO TRADE OR
TO EXERCISE DISCRETION IS NOT
SUBJECT TO THE PRE-CLEARANCE
OR REPORTING PROVISIONS OF
THIS CODE. THIS WOULD INCLUDE
FOR EXAMPLE, BLIND TRUSTS OR
BROKERAGE ACCOUNTS WHERE THE
AFFILIATED PERSON CANNOT
EXERCISE TRADING AUTHORITY.


III.	INSIDER TRADING
------------------------
All officers and employees of Essex
are subject to special rules
relating to trading on the basis of
material, nonpublic information -
sometimes referred to "insider
trading". All officers and
employees must read and sign the
attached appendix relating to
Essex's policies on insider
trading.

IV.	Persons to Whom this Code Applies
-----------------------------------------
A.	The requirements of this Code apply
directly to all Affiliated Persons. An
Affiliated Person is defined as:

1. You
2. Your spouse,
3. Your minor children,
4. Any other person living with you or to whose financial support you contribute, and
5. Any account for the above categories
   over which you have discretionary
   authority.

B.	Code applies to others indirectly
------------------------------------------
The intent of this Code cannot be
circumvented by an Affiliated Person by
providing information to a person who is not described in A. above, with the expectation that that person will trade on such information. Thus, for example, an Affiliated Person may not provide information to a brother or sister not living with him/her with the expectation that that brother or sister will trade on the information

V.	PROCEDURAL REQUIREMENTS
------------------------------
A.	Prior to entering any personal securities
transaction the Affiliated Person will be required to have a Pre-clearance Form executed by both the Head Trader and Director of Research (as well as by the employee himself/herself) certifying:

1.	There are no open orders currently
pending on the trading desk;

2.	That there is no interest that might
result in activity in said
security during the immediate days
ahead;

3.	That there has not been an Essex
transaction during the last few
business days;

4.	There is not any research currently
being conducted and the Research
Director has not directed any person
to perform such research or to the
best of the Research Director's
knowledge, no research is
contemplated that might result in
transaction activity during the
immediate days ahead

5.	That the Affiliated Person is not
aware of any information
which has not been disclosed to
the Investment Committee,
which, if it had been disclosed might have resulted in either the purchase or sale of a security for any of Essex's clients accounts;
and

6.	When the last trade by Essex occurred in such
security, ifsuch trade occurred in the prior five days.

7.	That the Affiliated Person is not going to
sell/cover thissecurity within thirty days of this personal security transaction

Failure to obtain pre-clearance for a personal security transaction is a serious breach of Essex's rules and will be treated as such. Violations of the pre-clearance requirement may subject the employee to disciplinary action. Failure to obtain pre-clearance may also result in the trade being canceled with the Affiliated Person bearing any losses that may occur. Any profits that may result from an unauthorized traded will be donated to a charity designated by Essex.

B.	If a previously entered Affiliated Person's
transaction falls within the applicable blackout period, the Affiliated Person must contact the Compliance
Officer who may, in his/her sole discretion, cancel the transaction prior to settlement. If the transaction cannot be canceled prior to settlement, then the Compliance Officer may, in his/her sole discretion, require the Affiliated Person to disgorge any resulting profits to Essex, who will then donate the payment to a charity it designates. The amount of any profits disgorged will be determined by the Compliance Officer whose decision will be final.

C.	An Affiliated Person who is not an employee of
Essex may be completely or partially exempted from the pre-clearance provisions set forth above in
Section V (A) upon written application to the Compliance Officer demonstrating good cause for such exemption. Any exemption shall be in writing, may be subject to such conditions as the Compliance Officer shall determine, and may be revoked at any time by giving written notice to the Affiliated Person. If a request for exemption is denied or revoked, the Affiliated Person must follow the procedures set forth in Section V
(A). The denial or revocation of an exemption is a final decision.

D.	Each Affiliate Person must submit an Initial
Holdings Report to the Compliance Officer no later than 10 days after becoming affiliated with Essex. A copy of the Initial Holdings Report is attached.

E.	Each Affiliated Person must submit a monthly
transaction report to the Compliance Officer listing the Affiliated Person's securities transactions for the month by the 10th day of the following month. A copy of the report is attached.

F.	Each Affiliated Person must submit an
Annual Holdings Report to the Compliance
Officer by January 31 of each calendar
year. A copy of  the Annual Holdings
Report is attached.

G.	An Affiliated Person who purchases or
sells a security exemptedunder the
provisions of Section 11(l) is still
required to report such securities on a
monthly basis pursuant to Section V(E)
above.

H.	The Compliance Officer and/or the
Management Committee will have complete
and final authority to enforce this Code.

VI.	CLIENT AND COMPANY CONFIDENTIALITY
------------------------------------------
The services that you perform for Essex may expose you to confidential information including (but not limited to):

1.	Information about the clients of
Essex, such as client names,
addresses, telephone numbers,
personal financial data and other
client information,

2.	Information about Essex's client
prospects;

3.	Information regarding Essex's
employees such as personal
information, phone numbers,
addresses etc.;

4.	Information regarding Essex's legal
matters, such as SEC
inquiries or audits, legal claims
or litigation, etc.;

5.	Information relating to the
performance of any client account
or fund managed by Essex;

6.	Information regarding clients'
transactions and/or holdings;
and

7.	Information relating to companies
visiting Essex's office.

Such information should not be discussed with anyone outside the company without the express knowledge and permission of the management of Essex.

All matters relating to Essex and
becoming known to any employee must be
held in the strictest confidence.
Employees must assume that all
information relating to Essex is
confidential and should not be discussed or released to any outside party
(including insurance
representative, attorney, banker, brokers, former employees, family members, or friends) without the express knowledge and permission of Essex's management. Outside parties who insist on knowing confidential information should be directed to management.

Employees also must not use or release any Essex proprietary information without authorization.
Proprietary information would include (without limitation) any information relating to portfolio management decisions, analysts reports, methods used to select investments, etc.

Employees should not discuss any security holdings including short positions with anyone outside the company. In addition, employees should not discuss with anyone outside the company any research, analysis, or pending purchase or sale of securities by Essex.

                   APPENDIX
STATEMENT OF POLICIES AND PROCEDURES WITH RESPECT TO
                 THE FLOW AND
USE OF MATERIAL NONPUBLIC (INSIDE) INFORMATION

I.	STATEMENT OF POLICY
	-------------------
ESSEX INVESTMENT MANAGEMENT COMPANY, LLC
("ESSEX") FORBIDS ANY OFFICER OR EMPLOYEE FROM
TRADING, EITHER PERSONALLY OR ON BEHALF OF
OTHERS, INCLUDING CLIENT ACCOUNTS, WHILE IN
POSSESSION OF MATERIAL NONPUBLIC INFORMATION IN
VIOLATION OF THE LAW. Every officer and
employee must read, retain and sign a copy of this Statement of Policy and Procedures. Any questions regarding Essex's Policy and
Procedures should be referred to Christopher P.
McConnell, Essex's Compliance Officer.

Generally, it is illegal to trade in securities while you are in possession of material, nonpublic, information that might affect the value of those securities or to transmit that information to anyone who may then trade in such security. Because the law of insider trading involves a number of complex legal interpretations, Essex requires every officer or employee to confer with the Compliance
Officer and obtain clearance in writing, before any securities transaction involving perceived, possible, material, nonpublic information is entered into. The Compliance Officer will determine whether proceeding with the proposed transaction would involve substantial risks that the transactions would violate the law.
Many aspects of the implementation of the law are "gray" and in this connection, it is Essex's desire that all of our employees operate in the most conservative manner, thereby avoiding even the appearance of any impropriety. EVERY OFFICER AND EMPLOYEE OF
ESSEX MUST FOLLOW THE PROCEDURES DESCRIBED
BELOW OR RISK SERIOUS SANCTIONS, INCLUDING
DISMISSAL, SUBSTANTIAL PERSONALLIABILI AND
CRIMINAL PENALTIES, INCLUDING JAIL SENTENCES.

II.	INSIDE INFORMATION
	------------------
General Discussion

Federal and state securities law generally make it unlawful to:

- trade,
- tip, or
- recommend securities

while in possession of material nonpublic information. These so-called "insider" trading restrictions come into play if such information:

-	relates to a tender offer,
-	has been acquired improperly, or
-	though acquired properly, has been
obtained in circumstances in which
there is a reasonable expectation
	that it will not be used for trading
purposes.

                         A

By not adhering to these rules you may subject
Essex, yourself and your co-workers to
unwanted notoriety and possible business failure. Furthermore, violation of these restrictions may lead to civil penalties, fines and even imprisonment to the violator.

III.	GENERAL PROHIBITIONS
	--------------------
A.	Whether or not Rule 14e-3 (the Tender
Offer Rule, described below) is
applicable, the federal securities laws, and in particular, Section 10(b) of the Securities Exchange Act, prohibit you from trading, tipping or recommending securities if you possess material nonpublic information that you have reason to know was obtained improperly, or though properly obtained, was obtained in circumstances that indicate it should not be used for trading purposes. In particular, you should not trade, tip or recommend securities if you have obtained material nonpublic information on a confidential basis, from an insider in breach of his or her duty, or through misappropriation".

B.	Under SEC Rule 14e-3, you may not trade,
tip, or recommend securities of a company that is a target of a tender offer if you possess material nonpublic information regarding the tender offer. This prohibition applies if you have reason to know that the information was obtained, directly or indirectly, from the bidder, the target or a person acting on behalf of the bidder or target.

Moreover, the rule applies to trading,
tipping and recommendations even before
a tender offer has been made. A
substantial step includes, for example,

-	the formulation of a plan to make a
tender offer,
-	arranging the financing for a tender
offer,
-	preparation of tender offer
materials, or
-	commencement of negotiations with
dealers to participate in a tender
offer.

IV.	MATERIALITY

Information is "material" if a reasonable investor would want to know it before making an investment decision. In general, information that would affect the value of the securities is material. While it is impossible to list all types of information which might be deemed material under particular circumstances, information dealing with the following subjects is reasonably likely to be considered material:

-	earnings estimates;
-	dividends;
-	major new discoveries or advances in
	research;
-	acquisitions, including mergers and
	tender offers;
-	the sale of substantial assets;
-	changes in debt ratings;
-	significant write-downs of assets or
	additions to reserves for bad debts or
	contingent liabilities;
-	liquidity problems;

                          B

-	extraordinary management developments;
-	public offerings;
-	major price or marketing changes;
-	labor negotiations; and
-	significant litigation or government
	agency investigations.

On the other hand, information is generally not material if its public dissemination would not have a market impact. Since such judgments may ultimately be challenged with 20/20 hindsight and the consequences of a wrong decision are potentially severe, you should contact the Compliance Officer for advice if you are uncertain whether information you possess is material. Here again, it is Essex's desire to take the most conservative approach and hopefully completely avoid even the appearance of an impropriety.

V.	NON-PUBLIC
	==========
A. GENERAL DISCUSSION
   ------------------
Information that has not been disclosed
to the public generally is "nonpublic."
To show that information is public, you
should be able to point to some fact
showing that it is widely available.
Information would generally be deemed
widely available if it has been
disclosed, for example, in:

-  	the broad tape,
-	Reuters,
-	daily newspapers,
-	widely circulated public disclosure
	documents, such as prospectuses or
	proxies; or
-	in certain instances, brokerage
	reports.

Nonpublic information may include:

-	information available to a select
	group of analysts or brokers or
	institutional investors. However, this
	may not prohibit an analyst from
	taking pieces of non-public
	information, combining it with certain
	public information, and weaving a
	mosaic from which an investment
	conclusion is drawn;

-	undisclosed facts which are the
	subject or rumors, even if the rumors
	are widely circulated; and

-  	information that has been specifically
	conveyed to you on a confidential
	basis until enough time has elapsed
	for the market to respond to a public
	announcement of the information.


B.	WHEN YOU CANNOT TRADE,
	TIP OR RECOMMEND SECURITIES
	---------------------------
-	You cannot trade, tip or recommend
	securities of a target whenever you
	possess material nonpublic information
	acquired from the bidder or target or
	one of their agents.






-	As noted above, outside the tender
	offer context, you are prohibited from
	trading, tipping, or recommending
	securities while in possession of
	material nonpublic information if you
	obtained the information (1) on a
	confidential basis from a client or
	other person, (2) from an insider in
	breach of his or her fiduciary duty,
	or (3) through misappropriation.

B. INFORMATION OBTAINED ON A CONFIDENTIAL BASIS
-----------------------------------------------
When the firm obtains information from
an outside source, typically a client
or a potential client, with the
expectation that it will keep such
information confidential, you are
prohibited from using that information
to trade, tip or recommend securities,
whether or not such an action would
involve a violation of the securities
laws. The expectation of
confidentiality may be explicitly set
forth or implied by the nature of the
firm's relationship with the source of
the information, as when the firm
obtains information from an investment
banking client.

C. INFORMATION OBTAINED THOUGH A BREACH OF FIDUCIARY
   DUTY
----------------------------------------------------
-	Even in the absence of an expectation
	of confidentiality, you are prohibited
	from trading, tipping or recommending
	securities on the basis of material
	nonpublic information disclosed by an
	insider in breach of fiduciary duty or
	similar duty.

	Whether an insider breaches his
	fiduciary duty by disclosing
	information to you is not always an
	easy determination to make and depends
	in large part on the purpose of the
	disclosure, it is improper for you to
	use that information to recommend or
	trade securities. The "personal
	benefit" test is satisfied if the
	insider receives a pecuniary or
	reputational benefit by disclosing the
	information.

Temporary insiders--You should be
aware that for purposes of finding a
breach by an "insider," the term
"insider" is broadly defined to
include not only traditional insiders,
such as officers and directors, but
also "temporary insiders." Temporary
insiders" include, for example,
investment bankers, accountants,
lawyers, or consultants who have
entered into a relationship with the
corporation that gives them access to
information solely for corporate
purposes.

-	The "personal benefit" and "temporary
	insider" standards are difficult to
	apply in some situations. You should
	contact the Compliance Officer if you
	are unsure of how these test should be
	applied in a particular case.

E. INFORMATION OBTAINED THROUGH MISAPPROPRIATION
------------------------------------------------
"Misappropriated" information is
information that has been improperly
obtained or though obtained properly,
is being used improperly for a purpose
contrary to the purpose for which it
was given. For example, if a printer,
a commercial banker or a lawyer trades
on the basis of material nonpublic
information entrusted to him by a
client, it is likely that he will be
found to have misappropriated the
information. Likewise if such a person
divulges the information to you, and
you trade, tip or recommend
securities, you may be found liable as
a "tippee" with respect to the
misappropriated information. For this
reason, absent approval by the
Compliance Officer on the basis of a
full exploration of the facts, you
cannot in such circumstances trade,
tip or make recommendations regarding
the affected securities

F. QUALIFICATION ON PROHIBITION
-------------------------------
Improper disclosures should be
distinguished from the situation in
which company officers routinely
answer questions from you about
previously-issued press releases,
earnings reports, regulatory filings,
or otherwise help you to fill in the
gaps of your analysis.

-  IN BRIEF, YOU ARE NOT PROHIBITED FROM
USING INFORMATION OBTAINED
LEGITIMATELY THROUGH YOUR OWN
ANALYSIS OR APPROPRIATE INVESTIGATIVE
EFFORTS, IF YOU ARE SATISFIED THAT THE
DISCLOSURE OF SUCH INFORMATION TO YOU
WAS NOT UNLAWFUL.

G. POSSESSION vs. USE
---------------------
The "possession" test has been
adopted in the Exchange Act, Rule
14e-3, relating to tender offers. The
treble damage penalty of the Insider
Trading Sanctions Act ("ITSA") as
well as the damage provisions of the
Insider Trading and Securities Fraud
Enforcement Act of 1988, explicitly
apply to persons who "possess"
material non-public information.

However, under Section 10(b) there is
a conflict. While the SEC argues that
"possession" rather than "use" is the
appropriate standard, language in some
court decisions appears to support the
"use test." That is, the requirement
that the material non-public
information has been a factor (i.e.,
has been used) in the decision to buy
or sell. To deal with the potentially
difficult proof problem, however,
courts create a rebuttable presumption
that trading is caused by possession
of the information where the
information is both material and non-
public.

IT IS, THEREFORE, VERY IMPORTANT TO
DOCUMENT THAT ONE'S PURCHASE OR SALE
DECISION OR RECOMMENDATION WAS BASED
ON LEGITIMATE INVESTIGATORY WORK AND
WAS NOT BASED ON MATERIAL NON-PUBLIC
INFORMATION. WHILE SUCH A
DEMONSTRATION MAY NOT PROVIDE AN
ABSOLUTE DEFENSE TO ALL CHARGES, IT
CAN SUPPORT THE ARGUMENT THAT THERE
CAN BE NO BREACH OF DUTY TO SUPPORT A
FRAUD CHARGE UNDER SECTION 10(B)
UNLESS THE DEFENDANTS USED THE
IMPROPER INFORMATION.

VI.	SCIENTER
----------------
-	The Supreme Court has held that to prove a
violation of Section 10(b), a plaintiff
(whether the government or a private
plaintiff) must prove "scienter." The Court defined scienter as an "Intent to deceive, manipulate or defraud," but also stated that it embraces "knowing" misconduct and reserved the issue whether it includes recklessness. Lower

                       E
courts have held that in most cases
recklessness satisfies the scienter
requirement of Section 10(b).

There is some uncertainty about exactly how the scienter requirement fits into insider trading cases. Under the possession test, it would appear sufficient if the insider knew
(or was reckless in not knowing) that the information was material and nonpublic.
Under the fiduciary duty/fraud theory,
however, it is not enough that the insider trade on the basis of information that is material and nonpublic. Insider trading is not actionable unless the person trades in breach of a fiduciary duty owed to the other party in the transaction. In this situation, the interpretation most consistent with the Court's theory is that the insider must know of (or be reckless in not knowing) the facts that made the trade a breach of duty to the other party in the transaction. Under the misappropriation theory, the insider must know (or be reckless in not knowing) the facts that make the trade a breach of duty owned to someone other than the other party to the transaction.

Scienter generally arises as an issue in
tippee cases. Even under the possession
test, it was necessary to show that the
tippee knew (or at least should have known)
that the information was material and
nonpublic. Dirks, however, adds the further
requirement that the tippee "[know] or
should know that there has been a breach."
As one district court stated, to prove that
a tippee acted with scienter, the plaintiff
must prove that he/she" knew or had reason
to know that [the tipper] communicated
material, nonpublic information for direct
or indirect personal gain . . . ." The
"should know" and "reason to know"
formulations are curious since they are more akin to a negligence formulation than a recklessness standard.

VII.	FRONT-RUNNING RESTRICTIONS
----------------------------------
The purchase or sale of securities while in possession of material non-public information concerning block transactions in those securities is known as
"front-running."

-	Trading before a research recommendation is
announced or before its market impact has been felt is also known as "front-running."
It has been interpreted to violate the
requirements of the Exchanges and the NASD that brokers adhere to just and equitable principles of trade.

VIII. COMPLIANCE WITH THESE GUIDELINES
--------------------------------------
-	These guidelines will be distributed to
all present employees and to all new employees at the time of their employment. The guidelines will be acknowledged by all employees in writing. From time to time they will be re-circulated and revised in light of new developments.

-	If there is any unresolved question in
your mind as to the applicability and
interpretation of these guidelines or
the propriety of any desired action,
the matter must be discussed with the
Compliance Officer prior to trading or
disclosure of the information.

        F

               ACKNOWLEDGMENT FORM
	       ===================
         To be completed by all Essex employees

TO: Compliance Officer

FROM:

DATE:

SUBJECT: Acknowledgment Form - Essex Code of Ethics


I acknowledge that I have received, read, understood and I hereby assure that I will comply with Essex Investment
Management Company, LLC's Code of Ethics.


-----------------------          ---------------
         NAME                          DATE



G

         PRE-CLEARANCE AUTHORIZATION FORM
	 ================================

TO: 	 Compliance Officer
FROM:
DATE:
SUBJECT: Proposed Personal Security Transactions

I am currently considering a buy/sell, long/short transaction involving --------------- shares of the following security:

Symbol:----------------

------------------------------------------------------
In an attempt to avoid a conflict of interest or even the appearance of a conflict of interest, I hereby certify that there are not any open orders currently pending for the above-referenced security.
In addition, I am not aware of any interest that might result in any activity in the abovereferenced security during the immediate days ahead. Lastly, I hereby confirm there has been no activity during the prior three business days (and up to the time I sign this form) by any of our clients.

----------------------    -----------    -------------
     Head Trader              Time 	Date

I hereby certify that, to the best of my knowledge, there is not any research currently being conducted and I have not directed any person to perform such research which might result in transaction activity in the above-referenced security during the immediate days ahead.


-----------------------------          ---------------
Director of Research, President,              Date
Compliance Officer or Chairman

Pursuant to section 11. J. of the Code of Ethics, I certify that the above contemplated transaction is in a large, liquid stock with high trading volume and whose purchase or sale by the employee will not impact the stock. Further, any current or subsequent purchase or sale by Essex would not generally be expected to impact the stock and thereby benefit the employee.




-----------------------    -------------   -----------
  Head Trader                 Time            Date

Based upon the above certifications, I have determined that my transaction activity will not conflict with any transaction placed or contemplated on behalf of Essex clients. I certify that I will not sell/cover this security within thirty days of this transaction. Beyond this, I do not believe there to be even the appearance of a possible conflict of interest. In addition, I am not aware of any information which has not been disclosed to the Investment Committee, which, if it had been disclosed might have resulted in either the purchase or sale of a security for any of Essex's clients accounts.
Further, I understand that in the event that a subsequent transaction occurs which would, in the opinion of the Compliance Officer, create or result in a conflict of interest or the appearance of a conflict, the Compliance Officer may require the cancellation of my transaction.



-------------------------            -------------
        Employee                          Date


                       A

PERSONAL SECURITIES HOLDINGS REPORT
-----------------------------------
(For use as an Initial or Annual Holdings Report)

Pursuant to Section V.D. or V.F. of the Code, please list all securities accounts and securities holdings for each securities account in which you or any Affiliated Person as listed in Section IV has a beneficial interest. You do not need to list those securities that are exempt pursuant to Section U.I.

Is this an Initial or Annual Report? Name of
Affiliated Person: Name of Account Holder:
Relationship to Affiliated Person:

SECURITIES HOLDINGS:

Attach to this Report your most recent account statement and/or list securities held below:


Security Name  Quantity   Principal Amount Broker/Dealer/Bank
 -------------  --------  ----------------  -----------------

1.

2.

3.

4.

(Attach separate sheets as necessary)


SECURITIES ACCOUNTS:
--------------------

Account Name  Account  Date Acct. Opened  Broker/Dealer/Bank
-------------  ------  -----------------  ------------------

1.

2.

3.

4.

(Attach separate sheets as necessary)

I certify that this Report and the attached statements (if any) constitute all the securities accounts and securities that must be reported pursuant to this Code.


-------------------------------  -----------------  ------
Affiliated Person Signature(s)    Print Name(s)     Date

                         B

======================================================================

                           SIGNATURES

======================================================================

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 4th day of March, 2004.

                                           THE MANAGERS FUNDS

                                           BY:  /s/ Donald S. Rumery
                                                --------------------
                                                Donald S. Rumery
                                                Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title                     Date
----------------------           -------------------       --------------

         *
----------------------
Jack W. Aber                     Trustee                   March 4, 2004


         *
----------------------
William E. Chapman, II           Trustee                   March 4, 2004


         *
----------------------
Sean M. Healey                   Trustee                   March 4, 2004


         *
----------------------
Edward J. Kaier                  Trustee                   March 4, 2004

         *

----------------------
Eric Rakowski                    Trustee                   March 4, 2004


         *
----------------------
Steven J. Paggioli               Trustee                   March 4, 2004
         *


----------------------
Madeline H. McWhinney            Trustee                   March 4, 2004


         *
----------------------
Thomas R. Schneeweis             Trustee                   March 4, 2004


         *
----------------------
Peter M. Lebovitz                Trustee, President        March 4, 2004
                                 and Principal
                                 Executive Officer

         *
----------------------
Galan G. Daukas                  Principal Financial       March 4, 2004
                                 Officer


/s/ Donald S. Rumery
----------------------
Donald S. Rumery                 Treasurer and Principal   March 4, 2004
                                 Accounting Officer

----------------------
/s/ Donald S. Rumery


* By Donald S. Rumery pursuant to Power of Attorney.

